UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  March 31, 2022

Date of reporting period: April 1, 2021 through September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset
Ultrashort Income Fund

Semiannual Report | September 30, 2021

A: MAFRX	C: MCFRX	C2: MAUCX	K: MAUKX	Y: MYFRX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

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Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 3

Portfolio Management Discussion | 9/30/21

In the following interview, portfolio managers Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the six-month period ended September 30, 2021. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US); Mr. Funderburk, a vice president and a portfolio manager at Amundi US; and Mr. Pauwels, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended September 30, 2021?
A	Pioneer Multi-Asset Ultrashort Income Fund’s Class A shares returned 0.60% at net asset value (NAV) during the six-month period ended September 30, 2021, while the Fund’s benchmark, the ICE Bank of America 3- Month US Dollar LIBOR Index (the ICE BofA Index), returned 0.09%. During the same period, the average return of the 244 mutual funds in Morningstar’s Ultrashort Bond category was 0.19%.
Q	Can you describe the market environment for fixed-income investors over the six-month period ended September 30, 2021?
A	Entering the period back in April, investors had looked beyond negative news of regional surges in COVID-19 cases as well as select data that suggested a slowing in the rate of economic recovery, and instead focused their attention on positive developments pertaining to the distribution of COVID-19 vaccines, a broader economic reopening from the pandemic-induced shutdowns and restrictions, and the US government’s most recent fiscal stimulus package approved at the beginning of the calendar year. The continued dovish posture of the US Federal Reserve (Fed) on monetary policy lent further support to the markets and helped drive an increased appetite for riskier assets such as high-yield bonds, as Federal Open Market Committee (FOMC) members hinted at a desire to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise interest rates based on an isolated uptick in prices for certain goods and services.

However, the “reflation trade” wobbled during June 2021, as market participants navigated around growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” FOMC meeting that

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

month. Treasury-market investors reacted to the updated Fed “dot plot” displaying FOMC member forecasts that pointed to a median federal funds target rate of 0.625% by year-end 2023, or 50 basis points (bps) higher than the March 2021 forecast. The Treasury yield curve saw short-end yields rise and long-end yields decline, while longer-term inflation expectations moved lower. The movement suggested investors’ doubts regarding the Fed's long-term commitment to its current average inflation-targeting framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s meeting participants. A basis point is equal to 1/100th of a percentage point.)

The hawks prevailed during the September FOMC debate as to when to start tapering the asset purchases the Fed had implemented shortly after the outset of the pandemic, and at what pace. The FOMC signaled, and Fed Chair Powell affirmed, that tapering could begin as early as November and be completed by the middle of next year.

Q	Can you review your principal investment strategies during the six-month period ended September 30, 2021, and how the strategies affected the Fund’s benchmark-relative performance?
A	The Fund’s benchmark-relative performance over the period benefited the most from investments in securitized assets, with allocations to residential mortgage-backed securities (RMBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) the primary positive contributors. The Fund has been overweight to securitized assets versus its peers, and the portfolio’s RMBS exposures include a significant position in credit-risk-transfer securities, which transfer some of the risk of default from government-sponsored entities (Fannie Mae, Freddie Mac) to the private sector. Performance of those securities benefited during the period from record housing prices, declining mortgage forbearance rates, and strong consumer balance sheets. The ABS sector received support from consumer strength, as the economy gradually reopened and retail sales exceeded expectations. Within the Fund’s CMBS allocation, key positive performance contributions came from exposure to single asset/single borrower securities, an area where spreads have benefited from recovering hotel revenues — in particular, economy, limited service, and drive-to-destination hotels. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Prices on bonds backed by hotels have rebounded substantially from the depths experienced in 2020, while bonds backed by other property types, such as multi-family, logistics, and offices, have also begun to approach their pre-pandemic levels.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 5

Positions in bank loans and collateralized loan obligations (CLOs) also aided the Fund’s relative performance during the period. Bank loans have benefited from record CLO demand, limited new issuance, and higher net inflows. Investment-grade corporate bond positions, particularly in financials and industrials, were another positive performance contributor for the Fund over the period. Finally, an allocation to insurance-linked securities (ILS) boosted benchmark-relative performance. We view the ILS exposure as helping to improve the portfolio’s risk-return profile, as ILS returns, historically, have been uncorrelated to other asset classes.

Given the Fund’s outperformance of the ICE BofA Index over the six-month period, there were no significant, material detractors from relative returns.

Q	Can you discuss the factors that affected the Fund’s income-generation (or yield), either positively or negatively, during the six-month period ended September 30, 2021?
A	Credit spreads narrowed over the six-month period, which had the effect of reducing the Fund’s overall income generation. However, we believe the Fund’s income generation relative to alternative investment options has remained attractive, given the continued low-interest-rate environment.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended September 30, 2021?
A	The Fund had a small allocation to US Treasury futures during the period, which had no material effect on performance.
Q	What is your assessment of the current investment environment in the fixed-income markets?
A	In our view, the COVID-19 situation remains a key driver of global economic activity and, in turn, of the performance of financial markets. Though the spread of the highly contagious “Delta” variant of the virus has led to an increase in infection rates, we do not expect that development to derail the recovery already underway in major developed economies, where vaccination rates have been relatively high. While vaccines do not provide 100 percent protection against infection, “breakthrough” infections appear to be less severe and have resulted in fewer hospitalizations and deaths. We believe it is important to keep that in mind as the pandemic eventually becomes endemic and the world transitions from “fighting” COVID to “living with” COVID.

While the expected start and completion dates of the Fed’s tapering program have been pushed forward into November, we do not think that will have a material influence on interest rates. We place more weight on

6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

the cumulative impact that the Fed’s bond purchases have had on the markets since the spring of 2020, rather than the effects of the monthly purchase flows. The earlier start to the Fed’s tapering could have a relatively small effect on the total amount of bonds purchased by the Fed during this latest round of quantitative easing (QE). Nevertheless, we believe the end of QE could modestly increase the term premium in the yield curve (meaning a steeper curve), and as of period-end, markets had yet to reflect that factor.

Given the Fed’s prior guidance that adjustments to the federal funds rate target range would only occur after QE ends, an earlier tapering of QE could provide the Fed with the flexibility to raise the federal funds rate sooner than anticipated, if deemed necessary. Current market pricing has implied a very reasonable early 2023 timeframe for the first hike in the federal funds target range; however, we think the pricing underestimates the likely pace of rate increases after the initial “lift off,” especially if inflation proves less transitory than the Fed’s current forecasts.

We are monitoring developments on a number of economic and policy fronts, including the effects of the expiration of expanded unemployment benefits on the labor market, supply chain disruptions, and rising inflation, as well as the Fed’s signaling with respect to the trajectory of interest rates. Our base-case scenario is for solid near-term economic growth, possibly above potential, and improving corporate credit-quality metrics if cash-flow generation grows relative to outstanding debt obligations. Corporate bond markets, however, have largely priced in that projected improvement in credit metrics, in our view.

The yield spread relative to Treasuries for the US investment-grade corporate bond market was historically narrow as of period-end. As such, we believe potential returns from spread tightening could be modest. But, we also view the risk of material spread widening as modest, given a supportive macro environment, an accommodative Fed, and global investor demand for positive yields.

While we expect spread assets to outperform Treasuries in the coming quarters, we appreciate that spread levels across most fixed-income sectors currently leave little room for error. With that in mind, we have continued to trim the Fund’s positions in holdings that we believe may offer less attractive return potential relative to the long-term risks.

We continue to believe that the Fund offers a compelling option for investors seeking a strategic alternative to other short-term investment vehicles.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 7

Please refer to the Schedule of Investments on pages 19–85 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund has the ability to invest in a wide variety of debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s or an underlying fund’s investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi normally seeks to avoid receiving material, non-public information.

The Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund’s risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 9

Portfolio Summary | 9/30/21

10 Largest Holdings
(As a percentage of total investments)*
1.	Fannie Mae, 2.5%, 10/1/51 (TBA)	3.83%
2.	U.S. Treasury Bills, 12/9/21	1.92
3.	U.S. Treasury Bills, 11/23/21	1.18
4.	U.S. Treasury Bills, 11/26/21	1.18
5.	Fannie Mae, 2.0%, 10/1/36 (TBA)	0.66
6.	Mitsubishi UFJ Financial Group, Inc., 0.915% (3 Month USD
	LIBOR + 79 bps), 7/25/22	0.54
7.	Truist Bank, 0.714% (3 Month USD LIBOR + 59 bps), 5/17/22	0.54
8.	U.S. Treasury Note, 2.875%, 10/15/21	0.54
9.	Cardinal Health, Inc., 0.886% (3 Month USD LIBOR + 77 bps), 6/15/22	0.52
10.	American Express Co., 0.736% (3 Month USD LIBOR + 61 bps), 8/1/22	0.51

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Prices and Distributions | 9/30/21

Net Asset Value per Share
Class	9/30/21	3/31/21
A	$9.71	$9.71
C	$9.71	$9.71
C2	$9.72	$9.72
K	$9.74	$9.74
Y	$9.73	$9.73

Distributions per Share: 4/1/21 – 9/30/21
	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0585	$ —	$ —
C	$0.0427	$ —	$ —
C2	$0.0442	$ —	$ —
K	$0.0698	$ —	$ —
Y	$0.0657	$ —	$ —

The ICE Bank of America U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 11

Performance Update | 9/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2021)
			ICE BofA
			U.S.
	Net	Public	Dollar
	Asset	Offering	3-Month
	Value	Price	LIBOR
Period	(NAV)	(POP)*	Index
10 years	1.44%	1.18%	0.90%
5 years	1.52	1.01	1.44
1 year	2.28	2.28	0.21

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.60%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

*POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Performance Update | 9/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2021)
			ICE BofA
			U.S.
			Dollar
			3-Month
	If	If	LIBOR
Period	Held	Redeemed	Index
10 years	1.10%	1.10%	0.90%
5 years	1.21	1.21	1.44
1 year	1.85	1.85	0.21

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.91%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 13

Performance Update | 9/30/21	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2021)
			ICE BofA
			U.S.
			Dollar
			3-Month
	If	If	LIBOR
Period	Held	Redeemed	Index
10 years	1.11%	1.11%	0.90%
5 years	1.24	1.24	1.44
1 year	1.97	1.97	0.21

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percentage change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Performance Update | 9/30/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2021)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
10 years	1.66%	0.90%
5 years	1.78	1.44
1 year	2.51	0.21

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.37%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 15

Performance Update | 9/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2021)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
10 years	1.62%	0.90%
5 years	1.68	1.44
1 year	2.43	0.21

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund

Based on actual returns from April 1, 2021 through September 30, 2021.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/21
Ending Account Value	$1,006.00	$1,004.40	$1,004.60	$1,007.20	$1,006.80
(after expenses)
on 9/30/21
Expenses Paid	$2.97	$4.57	$4.47	$1.81	$2.26
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.59%, 0.91%, 0.89%, 0.36% and 0.45% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2021 through September 30, 2021.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/21
Ending Account Value	$1,022.11	$1,020.51	$1,020.61	$1,023.26	$1,022.81
(after expenses)
on 9/30/21
Expenses Paid	$2.99	$4.61	$4.51	$1.83	$2.28
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 0.59%, 0.91%, 0.89%, 0.36% and 0.45% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Schedule of Investments | 9/30/21 (unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 99.7%
	ASSET BACKED SECURITIES — 24.4%
	of Net Assets
1,546,844(a)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 0.326% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	$ 1,526,087
141,525(a)	321 Henderson Receivables I LLC, Series 2004-A,
	Class A1, 0.434% (1 Month USD LIBOR +
	35 bps), 9/15/45 (144A)	140,410
157,935(a)	321 Henderson Receivables I LLC, Series 2006-1A,
	Class A1, 0.284% (1 Month USD LIBOR +
	20 bps), 3/15/41 (144A)	157,121
614,787(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 0.284% (1 Month USD LIBOR +
	20 bps), 6/15/41 (144A)	604,304
786,117(a)	321 Henderson Receivables I LLC, Series 2006-3A,
	Class A1, 0.284% (1 Month USD LIBOR +
	20 bps), 9/15/41 (144A)	770,892
520,140(a)	321 Henderson Receivables I LLC, Series 2006-4A,
	Class A1, 0.284% (1 Month USD LIBOR +
	20 bps), 12/15/41 (144A)	519,048
3,000,000(a)	ABPCI Direct Lending Fund CLO V, Ltd., Series 2019-5A,
	Class CR, 4.334% (3 Month USD LIBOR +
	420 bps), 4/20/31 (144A)	3,002,325
5,000,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class A1A, 2.084% (3 Month USD LIBOR +
	195 bps), 1/20/32 (144A)	5,006,055
7,006,329	ACC Auto Trust, Series 2021-A, Class A, 1.08%,
	4/15/27 (144A)	7,013,550
897,446	ACC Trust, Series 2019-2, Class A, 2.82%,
	2/21/23 (144A)	900,090
2,325,000(a)	AIG CLO, Ltd., Series 2021-2A, Class E, 6.59% (3 Month
	USD LIBOR + 650 bps), 7/20/34 (144A)	2,309,876
7,100,000(a)	Aimco CLO 11, Ltd., Series 2020-11A, Class A1, 1.506%
	(3 Month USD LIBOR + 138 bps), 10/15/31 (144A)	7,101,853
3,325,000(a)	Allegro CLO XIII Ltd., Series 2021-1A, Class X, 1.151%
	(3 Month USD LIBOR + 100 bps), 7/20/34 (144A)	3,324,993
3,075,000(a)	Allegro CLO XIV Ltd., Series 2021-2A, Class X, 1.077%
	(3 Month USD LIBOR + 100 bps), 10/15/34 (144A)	3,075,000
3,820,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%,
	12/15/23 (144A)	3,972,656
3,002,091	American Credit Acceptance Receivables Trust, Series
	2020-1, Class B, 2.08%, 12/13/23 (144A)	3,004,647
403,206	American Credit Acceptance Receivables Trust, Series
	2020-2, Class A, 1.65%, 12/13/23 (144A)	403,512
44,149(a)	Amortizing Residential Collateral Trust, Series 2002-BC5,
	Class M1, 1.121% (1 Month USD LIBOR +
	104 bps), 7/25/32	44,161
1,554,065	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class A2, 3.89%, 7/20/22 (144A)	1,567,622

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 19

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,000,000	Amur Equipment Finance Receivables VII LLC, Series
	2019-1A, Class B, 2.8%, 3/20/25 (144A)	$ 4,096,928
1,750,000	Amur Equipment Finance Receivables IX LLC, Series
	2021-1A, Class D, 2.3%, 11/22/27 (144A)	1,759,148
2,300,000(a)	Antares CLO, Ltd., Series 2019-2A, Class D, 4.888%
	(3 Month USD LIBOR + 475 bps), 1/23/32 (144A)	2,305,803
1,114,284(a)	Apidos CLO XXXII, Series 2019-32A, Class X, 0.784%
	(3 Month USD LIBOR + 65 bps), 1/20/33 (144A)	1,114,283
5,604,752(a)	Apres Static CLO, Ltd., Series 2019-1A, Class A1R,
	1.196% (3 Month USD LIBOR + 107 bps),
	10/15/28 (144A)	5,604,976
8,750,000	Aqua Finance Trust, Series 2017-A, Class A, 1.54%,
	7/17/46 (144A)	8,735,742
6,832,483	Aqua Finance Trust, Series 2019-A, Class A, 3.14%,
	7/16/40 (144A)	6,997,721
6,532,281	Aqua Finance Trust, Series 2020-AA, Class A, 1.9%,
	7/17/46 (144A)	6,585,313
7,500,000(a)	Arbor Realty Collateralized Loan Obligation, Ltd.,
	Series 2020-FL1, Class D, 2.614% (SOFR30A +
	256 bps), 2/15/35 (144A)	7,504,710
3,600,000(a)	Ares LVII CLO, Ltd., Series 2020-57A, Class X, 0.875%
	(3 Month USD LIBOR + 75 bps), 10/25/31 (144A)	3,599,996
277,108(a)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2004-W11, Class M2, 1.136%
	(1 Month USD LIBOR + 105 bps), 11/25/34	278,144
20,659(a)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2005-W3, Class A2D, 0.766%
	(1 Month USD LIBOR + 68 bps), 11/25/35	20,649
2,414,492	Arivo Acceptance Auto Loan Receivables Trust, Series
	2019-1, Class A, 2.99%, 7/15/24 (144A)	2,435,541
11,696,000	ARM Master Trust, Series 2021-T2, Class A, 1.42%,
	1/15/24 (144A)	11,697,779
5,654,000	ARM Master Trust, Series 2021-T2, Class B, 2.17%,
	1/15/24 (144A)	5,653,929
250,000(a)	ASSURANT CLO, Ltd., Series 2018-2A, Class D, 2.984%
	(3 Month USD LIBOR + 285 bps), 4/20/31 (144A)	245,789
9,052,908(a)	Atlas Senior Loan Fund III, Ltd., Series 2013-1A,
	Class AR, 0.954% (3 Month USD LIBOR +
	83 bps), 11/17/27 (144A)	9,053,252
307,383(a)	Atlas Senior Loan Fund XII, Ltd., Series 2018-12A,
	Class X, 0.875% (3 Month USD LIBOR +
	75 bps), 10/24/31 (144A)	307,373
606,963	Avid Automobile Receivables Trust, Series 2019-1,
	Class A, 2.62%, 2/15/24 (144A)	608,218
6,250,000(a)	Barings Middle Market CLO, Ltd., Series 2018-IA,
	Class A1, 1.656% (3 Month USD LIBOR +
	153 bps), 1/15/31 (144A)	6,250,556

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)	Value
	ASSET BACKED SECURITIES — (continued)
375,000(a)	Battery Park CLO, Ltd., Series 2019-1A, Class X, 0.776%
	(3 Month USD LIBOR + 65 bps), 7/15/32 (144A)	$ 375,000
3,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 2.214% (SOFR30A +
	216 bps), 2/16/37 (144A)	3,501,114
515,625(a)	Bean Creek CLO, Ltd., Series 2015-1A, Class XR, 0.734%
	(3 Month USD LIBOR + 60 bps), 4/20/31 (144A)	515,615
260,988(a)	Bear Stearns Asset Backed Securities Trust, Series
	2001-3, Class A1, 0.986% (1 Month USD LIBOR +
	90 bps), 10/27/32	258,259
3,000,000	BHG Securitization Trust, Series 2021-B, Class A, 0.9%,
	10/17/34 (144A)	2,998,401
2,500,000	BHG Securitization Trust, Series 2021-B, Class C, 2.24%,
	10/17/34 (144A)	2,497,657
4,000,000(a)	Black Diamond CLO, Ltd., Series 2017-1A,
	Class A1AR, 1.175% (3 Month USD LIBOR + 105 bps),
	4/24/29 (144A)	4,000,348
3,958,333	Blackbird Capital Aircraft, Series 2021-1A, Class A,
	2.443%, 7/15/46 (144A)	3,960,335
11,500,000(a)	Blackrock DLF VIII-L CLO Trust, Series 2021-1A,
	Class A, 1.423% (3 Month USD LIBOR + 135 bps),
	4/17/32 (144A)	11,499,954
2,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A,
	Class D, 5.516% (3 Month USD LIBOR +
	540 bps), 12/15/28 (144A)	2,006,450
9,825,000(a)	BRSP, Ltd., Series 2021-FL1, Class A, 1.237% (1 Month
	USD LIBOR + 115 bps), 8/19/38 (144A)	9,825,000
4,050,000(a)	BRSP, Ltd., Series 2021-FL1, Class D, 2.787% (1 Month
	USD LIBOR + 270 bps), 8/19/38 (144A)	4,050,000
3,600,000(a)	BRSP, Ltd., Series 2021-FL1, Class E, 3.537% (1 Month
	USD LIBOR + 345 bps), 8/19/38 (144A)	3,600,004
567,846	BXG Receivables Note Trust, Series 2020-A, Class B,
	2.49%, 2/28/36 (144A)	569,445
1,250,000(a)	California Street CLO IX LP, Series 2012-9A, Class XR2,
	0.826% (3 Month USD LIBOR + 70 bps), 7/16/32 (144A)	1,249,992
3,000,000(a)	Capital One Multi-Asset Execution Trust, Series
	2016-A7, Class A7, 0.594% (1 Month USD LIBOR +
	51 bps), 9/16/24	3,001,840
2,008,975	CarNow Auto Receivables Trust, Series 2021-1A, Class A,
	0.97%, 10/15/24 (144A)	2,009,990
1,750,000	CarNow Auto Receivables Trust, Series 2021-1A, Class B,
	1.38%, 2/17/26 (144A)	1,754,895
1,150,000	CarNow Auto Receivables Trust, Series 2021-1A, Class C,
	2.16%, 2/17/26 (144A)	1,155,741
5,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class D, 3.43%, 1/15/26 (144A)	5,184,557
2,000,000	Carvana Auto Receivables Trust, Series 2021-N3, Class N,
	2.53%, 6/12/28 (144A)	2,000,734

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 21

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,000,000	Carvana Auto Receivables Trust, Series 2021-P2,
	Class D, 2.02%, 5/10/28	$ 996,549
6,539,905	Carvana Auto Receivables Trust, Series 2021-P2,
	Class N, 1.88%, 5/10/28 (144A)	6,539,974
1,281(b)	Centex Home Equity Loan Trust, Series 2003-A,
	Class AF6, 3.654%, 3/25/33	1,283
1,500,000(a)	Cerberus Loan Funding XXVIII LP, Series 2020-1A,
	Class A, 1.976% (3 Month USD LIBOR +
	185 bps), 10/15/31 (144A)	1,500,333
3,263,227	Chase Auto Credit Linked Notes, Series 2020-1, Class B,
	0.991%, 1/25/28 (144A)	3,272,060
7,742,250	Chase Auto Credit Linked Notes, Series 2021-1, Class B,
	0.875%, 9/25/28 (144A)	7,747,779
1,778,997	Chase Auto Credit Linked Notes, Series 2021-1, Class C,
	1.024%, 9/25/28 (144A)	1,779,420
4,000,000	Chase Auto Credit Linked Notes, Series 2021-1, Class F,
	4.28%, 9/25/28 (144A)	3,988,853
16,865,000(a)	CIFC Funding, Ltd., Series 2015-3A, Class AR, 1.004%
	(3 Month USD LIBOR + 87 bps), 4/19/29 (144A)	16,866,585
989,410	CIG Auto Receivables Trust, Series 2020-1A, Class A,
	0.68%, 10/12/23 (144A)	990,189
1,609,814(a)	CIM Small Business Loan Trust, Series 2018-1A,
	Class A, 1.487% (1 Month USD LIBOR + 140 bps),
	3/20/43 (144A)	1,595,443
10,000,000(a)	Citibank Credit Card Issuance Trust, Series 2017-A7,
	Class A7, 0.453% (1 Month USD LIBOR +
	37 bps), 8/8/24	10,030,709
515,000(a)	Citibank Credit Card Issuance Trust, Series 2018-A4,
	Class A4, 0.423% (1 Month USD LIBOR +
	34 bps), 6/7/25	517,365
62,500(a)	Clear Creek CLO, Series 2015-1A, Class X, 1.134%
	(3 Month USD LIBOR + 100 bps), 10/20/30 (144A)	62,498
755,646	Commonbond Student Loan Trust, Series 2016-B,
	Class A1, 2.73%, 10/25/40 (144A)	765,029
149,121(a)	Commonbond Student Loan Trust, Series 2016-B,
	Class A2, 1.536% (1 Month USD LIBOR + 145 bps),
	10/25/40 (144A)	149,763
1,347,923(a)	Commonbond Student Loan Trust, Series 2017-AGS,
	Class A2, 0.936% (1 Month USD LIBOR +
	85 bps), 5/25/41 (144A)	1,348,139
2,342,315(a)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 0.736% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	2,325,813
98,836	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	102,587
1,970,487(a)	Commonbond Student Loan Trust, Series 2018-AGS,
	Class A2, 0.586% (1 Month USD LIBOR +
	50 bps), 2/25/44 (144A)	1,957,643

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)	Value
	ASSET BACKED SECURITIES — (continued)
3,845,387(a)	Commonbond Student Loan Trust, Series 2018-BGS,
	Class A2, 0.656% (1 Month USD LIBOR +
	57 bps), 9/25/45 (144A)	$ 3,823,160
2,499,016(a)	Commonbond Student Loan Trust, Series 2018-CGS,
	Class A2, 0.886% (1 Month USD LIBOR +
	80 bps), 2/25/46 (144A)	2,493,036
4,600,871(a)	Commonbond Student Loan Trust, Series 2019-AGS,
	Class A2, 0.986% (1 Month USD LIBOR +
	90 bps), 1/25/47 (144A)	4,613,772
918,314	Conn’s Receivables Funding LLC, Series 2020-A, Class A,
	1.71%, 6/16/25 (144A)	918,941
2,323,309	Conn’s Receivables Funding LLC, Series 2020-A, Class C,
	4.2%, 6/16/25 (144A)	2,330,906
9,504(a)	Conseco Finance Home Equity Loan Trust, Series 2002-C,
	Class MV1, 1.584% (1 Month USD LIBOR +
	150 bps), 5/15/32	9,508
5,465,570	Consumer Loan Underlying Bond Club Certificate Issuer
	Trust, Series 2019-HP1, Class A, 2.59%,
	12/15/26 (144A)	5,499,705
756,166	Consumer Loan Underlying Bond CLUB Credit Trust,
	Series 2020-P1, Class A, 2.26%, 3/15/28 (144A)	757,515
4,470,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class B, 4.95%, 8/15/26 (144A)	4,683,964
5,000,000	Credit Acceptance Auto Loan Trust, Series 2020-1A,
	Class C, 2.59%, 6/15/29 (144A)	5,133,640
5,335,037	Credito Real USA Auto Receivables Trust, Series 2021-1A,
	Class A, 1.35%, 2/16/27 (144A)	5,336,912
7,870,000	Credito Real USA Auto Receivables Trust, Series 2021-1A,
	Class B, 2.87%, 2/16/27 (144A)	7,853,707
1,350,000	Crossroads Asset Trust, Series 2021-A, Class B, 1.12%,
	6/20/25 (144A)	1,350,421
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	497,941
103,581(a)	CWHEQ Revolving Home Equity Loan Resuritization
	Trust, Series 2006-RES, Class 4M1A, 0.364% (1 Month
	USD LIBOR + 28 bps), 2/15/34 (144A)	103,478
846,480(a)	CWHEQ Revolving Home Equity Loan Resuritization
	Trust, Series 2006-RES, Class 4N1A, 0.364% (1 Month
	USD LIBOR + 28 bps), 2/15/34 (144A)	840,626
722,736	Dell Equipment Finance Trust, Series 2020-1, Class A2,
	2.26%, 6/22/22 (144A)	725,958
85	Delta Funding Home Equity Loan Trust, Series 1997-2,
	Class A6, 7.04%, 6/25/27	77
8,000,000(a)	Donlen Fleet Lease Funding 2 LLC, Series 2021-2,
	Class A1, 0.415% (1 Month USD LIBOR +
	33 bps), 12/11/34 (144A)	8,008,926
951,035(a)	DRB Prime Student Loan Trust, Series 2017-A, Class A1,
	0.936% (1 Month USD LIBOR + 85 bps), 5/27/42 (144A)	951,393

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 23

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,338,147(a)	Drug Royalty III LP 1, Series 2018-1A, Class A1, 1.726%
	(3 Month USD LIBOR + 160 bps), 10/15/31 (144A)	$ 1,327,144
1,031,250(a)	Dryden 80 CLO, Ltd., Series 2019-80A, Class X, 1.034%
	(3 Month USD LIBOR + 90 bps), 1/17/33 (144A)	1,031,248
516,088(a)	Earnest Student Loan Program LLC, Series 2017-A,
	Class A1, 1.086% (1 Month USD LIBOR +
	100 bps), 1/25/41 (144A)	516,303
4,900,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class B, 2.134%
	(3 Month USD LIBOR + 200 bps), 7/20/30 (144A)	4,824,241
7,000,000(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class AR, 1.706%
	(3 Month USD LIBOR + 158 bps), 4/15/29 (144A)	7,001,162
7,000,000(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class BR, 2.126%
	(3 Month USD LIBOR + 200 bps), 4/15/29 (144A)	7,002,737
3,362,500(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class CR, 2.876%
	(3 Month USD LIBOR + 275 bps), 4/15/29 (144A)	3,364,329
1,500,000(a)	Elmwood CLO IV, Ltd., Series 2020-1A, Class X, 0.826%
	(3 Month USD LIBOR + 70 bps), 4/15/33 (144A)	1,499,998
3,138,597	Encina Equipment Finance LLC, Series 2021-1A,
	Class A1, 0.5%, 9/15/25 (144A)	3,140,821
693,031	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	700,786
6,315,376	FCI Funding LLC, Series 2021-1A, Class A, 1.13%,
	4/15/33 (144A)	6,319,444
4,736,532	FCI Funding LLC, Series 2021-1A, Class B, 1.53%,
	4/15/33 (144A)	4,739,706
4,397,902	FHF Trust, Series 2020-1A, Class A, 2.59%,
	12/15/23 (144A)	4,426,331
8,474,373	FHF Trust, Series 2021-1A, Class A, 1.27%,
	3/15/27 (144A)	8,468,683
4,500,000	FHF Trust, Series 2021-2A, Class A, 0.83%,
	12/15/26 (144A)	4,498,498
2,500,000(b)	Finance of America HECM Buyout, Series 2021-HB1,
	Class M3, 3.64%, 2/25/31 (144A)	2,497,002
19,923(a)	First Franklin Mortgage Loan Trust, Series 2004-FF4,
	Class M1, 0.941% (1 Month USD LIBOR +
	86 bps), 6/25/34	19,928
139,152	First Investors Auto Owner Trust, Series 2019-1A,
	Class A, 2.89%, 3/15/24 (144A)	139,300
500,000(a)	Fort Washington CLO, Series 2019-1A, Class A, 1.554%
	(3 Month USD LIBOR + 142 bps), 10/20/32 (144A)	500,000
2,750,000(a)	Fortress Credit Opportunities VI CLO, Ltd., Series
	2015-6A, Class A1TR, 1.479% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	2,747,830
5,040,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2017-9A, Class A1T, 1.675% (3 Month USD LIBOR +
	155 bps), 11/15/29 (144A)	5,040,000

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
8,250,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2017-9A, Class A1TR, 0.0% (3 Month USD LIBOR +
	155 bps), 10/15/33 (144A)	$ 8,250,000
9,282,980	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	9,244,932
2,500,000	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class B, 2.27%, 2/18/25 (144A)	2,538,309
634,698	Freed ABS Trust, Series 2020-FP1, Class A, 2.52%,
	3/18/27 (144A)	636,229
1,300,000	Freed ABS Trust, Series 2021-1CP, Class C, 2.83%,
	3/20/28 (144A)	1,314,437
6,674,576	Freed ABS Trust, Series 2021-2, Class A, 0.68%,
	6/19/28 (144A)	6,678,270
6,000,000	Freed ABS Trust, Series 2021-2, Class C, 1.94%,
	6/19/28 (144A)	6,024,020
3,500,000	Freed ABS Trust, Series 2021-3FP, Class A, 0.62%,
	11/20/28 (144A)	3,499,948
1,000,000	Freed ABS Trust, Series 2021-3FP, Class D, 2.37%,
	11/20/28 (144A)	994,045
12,000,000	Genesis Sales Finance Master Trust, Series 2021-AA,
	Class A, 1.2%, 12/21/26 (144A)	11,966,104
1,000,000	Genesis Sales Finance Master Trust, Series 2021-AA,
	Class D, 2.09%, 12/21/26 (144A)	997,125
2,988,282	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class B, 2.72%, 6/17/24 (144A)	3,014,226
243,319	GLS Auto Receivables Trust, Series 2018-1A, Class B,
	3.52%, 8/15/23 (144A)	244,408
1,447,632	Gold Key Resorts LLC, Series 2014-A, Class B, 3.72%,
	3/17/31 (144A)	1,466,952
500,000(a)	Goldentree Loan Management US CLO 1, Ltd., Series
	2017-1A, Class ER2, 6.634% (3 Month USD LIBOR +
	650 bps), 4/20/34 (144A)	500,718
3,000,000(a)	Golub Capital Partners CLO 24M-R, Ltd., Series
	2015-24A, Class AR, 1.721% (3 Month USD LIBOR +
	160 bps), 11/5/29 (144A)	3,000,855
1,821,000(a)	Golub Capital Partners CLO 25M, Ltd., Series 2015-25A,
	Class AR, 1.501% (3 Month USD LIBOR +
	138 bps), 5/5/30 (144A)	1,821,120
10,000,000(a)	Golub Capital Partners CLO 34M, Ltd., Series 2017-34A,
	Class AR, 1.821% (3 Month USD LIBOR +
	170 bps), 3/14/31 (144A)	10,014,440
5,000,000(a)	Golub Capital Partners CLO 46M, Ltd., Series 2019-46A,
	Class A1A, 1.934% (3 Month USD LIBOR +
	180 bps), 4/20/32 (144A)	5,006,800
2,499,902(a)	Gracie Point International Funding, Series 2020-B,
	Class A, 1.486% (1 Month USD LIBOR +
	140 bps), 5/2/23 (144A)	2,518,822

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 25

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,000,000(a)	Gracie Point International Funding, Series 2020-B,
	Class B, 2.486% (1 Month USD LIBOR +
	240 bps), 5/2/23 (144A)	$ 3,020,954
9,999,967(a)	Gracie Point International Funding, Series 2021-1A,
	Class A, 0.836% (1 Month USD LIBOR +
	75 bps), 11/1/23 (144A)	9,999,967
1,889,000(a)	Gracie Point International Funding, Series 2021-1A,
	Class C, 2.486% (1 Month USD LIBOR +
	240 bps), 11/1/23 (144A)	1,889,000
783,333(a)	Greywolf CLO III, Ltd., Series 2020-3RA, Class XR,
	0.638% (3 Month USD LIBOR + 50 bps),
	4/15/33 (144A)	780,742
500,000(a)	Harbor Park CLO, Ltd., Series 2018-1A, Class X, 1.034%
	(3 Month USD LIBOR + 90 bps), 1/20/31 (144A)	499,999
5,300,000	HOA Funding LLC - HOA, Series 2021-1A, Class A2,
	4.723%, 8/20/51 (144A)	5,398,034
2,050,000	HOA Funding LLC - HOA, Series 2021-1A, Class B,
	7.432%, 8/20/51 (144A)	2,116,451
23,244(a)	Home Equity Asset Trust, Series 2005-7, Class M1,
	0.761% (1 Month USD LIBOR + 68 bps), 1/25/36	23,235
3,000,000(a)	Home Partners of America Trust, Series 2017-1,
	Class C, 1.634% (1 Month USD LIBOR + 155 bps),
	7/17/34 (144A)	2,999,999
2,500,000(a)	Home Partners of America Trust, Series 2017-1,
	Class D, 1.984% (1 Month USD LIBOR + 190 bps),
	7/17/34 (144A)	2,497,940
2,000,000(a)	Home Partners of America Trust, Series 2018-1,
	Class C, 1.335% (1 Month USD LIBOR + 125 bps),
	7/17/37 (144A)	2,003,326
4,000,000(a)	ICG US CLO, Ltd., Series 2017-1A, Class ERR, 7.492%
	(3 Month USD LIBOR + 736 bps), 7/28/34 (144A)	3,955,552
693,082(a)	Invitation Homes Trust, Series 2017-SFR2, Class C,
	1.534% (1 Month USD LIBOR + 145 bps),
	12/17/36 (144A)	693,649
10,603,529(a)	Invitation Homes Trust, Series 2018-SFR1, Class A,
	0.784% (1 Month USD LIBOR + 70 bps),
	3/17/37 (144A)	10,617,515
3,999,426(a)	Invitation Homes Trust, Series 2018-SFR1, Class B,
	1.034% (1 Month USD LIBOR + 95 bps),
	3/17/37 (144A)	4,002,240
1,749,725(a)	Invitation Homes Trust, Series 2018-SFR2, Class C,
	1.364% (1 Month USD LIBOR + 128 bps),
	6/17/37 (144A)	1,752,124
5,000,000(a)	Ivy Hill Middle Market Credit Fund XII Ltd., Series 12A,
	Class A1TR, 1.742% (3 Month USD LIBOR +
	160 bps), 7/20/33 (144A)	4,998,730
8,500,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class B, 0.889%, 12/26/28 (144A)	8,497,550

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,600,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class D, 1.138%, 12/26/28 (144A)	$ 1,600,514
257,412(a)	KVK CLO, Ltd., Series 2018-1A, Class A, 1.061%
	(3 Month USD LIBOR + 93 bps), 5/20/29 (144A)	257,525
15,000,000(a)	KVK CLO, Ltd., Series 2018-1A, Class B, 1.781%
	(3 Month USD LIBOR + 165 bps), 5/20/29 (144A)	15,005,205
2,925,837(a)	Laurel Road Prime Student Loan Trust, Series 2017-C,
	Class A1, 0.636% (1 Month USD LIBOR +
	55 bps), 11/25/42 (144A)	2,917,485
250,000(a)	LCM 28, Ltd., Series 28A, Class X, 1.034% (3 Month USD
	LIBOR + 90 bps), 10/20/30 (144A)	249,996
8,000,000(a)	LCM XVIII LP, Series 18A, Class A1R, 1.154% (3 Month
	USD LIBOR + 102 bps), 4/20/31 (144A)	7,986,016
304,615(a)	Lehman XS Trust, Series 2005-4, Class 1A3, 0.886%
	(1 Month USD LIBOR + 80 bps), 10/25/35	304,997
7,632,861	Lendingpoint Asset Securitization Trust, Series 2020-1,
	Class C, 4.143%, 2/10/26 (144A)	7,672,185
20,184,946	Lendingpoint Asset Securitization Trust, Series 2021-A,
	Class A, 1.0%, 12/15/28 (144A)	20,190,644
8,492,812	LFS 2021A LLC, Series 2021-A, Class A, 2.46%,
	4/15/33 (144A)	8,489,564
1,634,944	LL ABS Trust, Series 2020-1A, Class A, 2.33%,
	1/17/28 (144A)	1,643,715
2,829,342(a)	LoanCore Issuer, Ltd., Series 2019-CRE2, Class A, 1.214%
	(1 Month USD LIBOR + 113 bps), 5/15/36 (144A)	2,829,342
6,810,962(a)	M360 LLC, Series 2019-CRE2, Class A, 1.564%
	(SOFR30A + 151 bps), 9/15/34 (144A)	6,814,011
823,975(a)	Madison Park Funding XII, Ltd., Series 2014-12A,
	Class CR, 2.484% (3 Month USD LIBOR +
	235 bps), 7/20/26 (144A)	824,061
1,100,000(a)	Madison Park Funding XLV Ltd., Series 2020-45A,
	Class ER, 6.476% (3 Month USD LIBOR +
	635 bps), 7/15/34 (144A)	1,099,958
246,972(a)	Magnetite VII, Ltd., Series 2012-7A, Class A1R2, 0.926%
	(3 Month USD LIBOR + 80 bps), 1/15/28 (144A)	247,200
8,629,000(a)	Magnetite XVIII, Ltd., Series 2016-18A, Class AR, 1.205%
	(3 Month USD LIBOR + 108 bps), 11/15/28 (144A)	8,629,526
3,243,179	Marlette Funding Trust, Series 2021-2A, Class A, 0.51%,
	9/15/31 (144A)	3,243,337
2,500,000(a)	MCF CLO VII LLC, Series 2017-3A, Class ER, 9.291%
	(3 Month USD LIBOR + 915 bps), 7/20/33 (144A)	2,439,233
5,250,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class A, 1.54%, 3/20/26 (144A)	5,264,940
7,000,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class B, 2.33%, 3/20/26 (144A)	6,954,382
162,810(a)	Merrill Lynch Mortgage Investors Trust, Series
	2004-OPT1, Class A1B, 0.946% (1 Month USD LIBOR +
	86 bps), 6/25/35	162,293

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 27

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
9,000,000(a)	MF1, Ltd., Series 2020-FL4, Class A, 1.864%
	(SOFR30A + 181 bps), 11/15/35 (144A)	$ 9,056,205
2,550,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 2.645% (1 Month
	USD LIBOR + 255 bps), 10/18/36 (144A)	2,549,990
3,300,000(a)	MF1, Ltd., Series 2021-FL7, Class E, 2.895% (1 Month
	USD LIBOR + 280 bps), 10/18/36 (144A)	3,299,984
9,000,000(a)	MF1 Multifamily Housing Mortgage Loan Trust, Series
	2021-FL6, Class E, 3.035% (1 Month USD LIBOR
	+ 295 bps), 7/16/36 (144A)	9,016,373
3,500,000	Mission Lane Credit Card Master Trust, Series 2021-A,
	Class A, 1.59%, 9/15/26 (144A)	3,499,040
4,000,000	Mission Lane Credit Card Master Trust, Series 2021-A,
	Class B, 2.24%, 9/15/26 (144A)	4,008,324
9,000,000(a)	MJX Venture Management II LLC, Series 2014-18RR,
	Class A, 1.346% (3 Month USD LIBOR +
	122 bps), 10/16/29 (144A)	9,000,954
670,453	MMAF Equipment Finance LLC, Series 2019-B, Class A2,
	2.07%, 10/12/22 (144A)	671,580
1,100,000(a)	Monroe Capital MML CLO VII, Ltd., Series 2018-2A,
	Class D, 4.181% (3 Month USD LIBOR +
	405 bps), 11/22/30 (144A)	1,100,164
352,115(a)	Morgan Stanley Home Equity Loan Trust, Series 2006-2,
	Class A4, 0.646% (1 Month USD LIBOR +
	56 bps), 2/25/36	350,694
3,818,165	MVW LLC, Series 2021-1WA, Class A, 1.14%,
	1/22/41 (144A)	3,819,102
1,773,111	MVW Owner Trust, Series 2019-1A, Class A, 2.89%,
	11/20/36 (144A)	1,822,387
1,941,677(a)	National Collegiate Trust, Series 2007-A,
	Class A, 0.381% (1 Month USD LIBOR + 30 bps),
	5/25/31 (144A)	1,908,926
3,089,158(b)	Nationstar HECM Loan Trust, Series 2020-1A, Class A1,
	1.269%, 9/25/30 (144A)	3,097,581
4,722,916(a)	Navient Student Loan Trust, Series 2021-1A,
	Class A1B, 0.686% (1 Month USD LIBOR + 60 bps),
	12/26/69 (144A)	4,751,445
4,000,000(a)	Navistar Financial Dealer Note Master Trust, Series
	2020-1, Class A, 1.036% (1 Month USD LIBOR +
	95 bps), 7/25/25 (144A)	4,020,732
1,000,000(a)	Navistar Financial Dealer Note Master Trust, Series
	2020-1, Class C, 2.236% (1 Month USD LIBOR +
	215 bps), 7/25/25 (144A)	1,010,615
954,998	Nelnet Private Education Loan Trust, Series 2016-A,
	Class A1B, 3.6%, 12/26/40 (144A)	967,809
7,037,187(a)	Nelnet Student Loan Trust, Series 2005-2, Class A5,
	0.225% (3 Month USD LIBOR + 10 bps), 3/23/37	6,929,318
12,483,698	Nelnet Student Loan Trust, Series 2021-A, Class APT1,
	1.36%, 4/20/62 (144A)	12,469,953

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,471,375	Nelnet Student Loan Trust, Series 2021-A, Class APT2,
	1.36%, 4/20/62 (144A)	$ 1,470,637
4,750,000(a)	Neuberger Berman CLO XXI, Ltd., Series 2016-21A,
	Class XR2, 1.034% (3 Month USD LIBOR +
	90 bps), 4/20/34 (144A)	4,749,991
1,718,750(a)	Neuberger Berman CLO XXII, Ltd., Series 2016-22A,
	Class XR, 1.034% (3 Month USD LIBOR +
	90 bps), 10/17/30 (144A)	1,718,747
420,389(a)	Newtek Small Business Loan Trust, Series 2016-1A,
	Class A, 3.086% (1 Month USD LIBOR +
	300 bps), 2/25/42 (144A)	421,151
2,605,588(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 2.086% (1 Month USD LIBOR +
	200 bps), 2/25/43 (144A)	2,593,314
3,665,565(a)	Newtek Small Business Loan Trust, Series
	2018-1, Class A, 2.7% (PRIME + -55 bps),
	2/25/44 (144A)	3,611,459
2,819,666(a)	Newtek Small Business Loan Trust, Series
	2018-1, Class B, 4.0% (PRIME + 75 bps),
	2/25/44 (144A)	2,729,830
8,528,318(a)	Newtek Small Business Loan Trust, Series
	2019-1, Class A, 2.35% (PRIME + -90 bps),
	12/25/44 (144A)	8,481,012
1,819,375(a)	Newtek Small Business Loan Trust, Series
	2019-1, Class B, 3.5% (PRIME + 25 bps),
	12/25/44 (144A)	1,764,210
1,300,000	NextGear Floorplan Master Owner Trust, Series 2018-2A,
	Class A2, 3.69%, 10/15/23 (144A)	1,301,609
1,617,377	NMEF Funding LLC, Series 2019-A, Class A, 2.73%,
	8/17/26 (144A)	1,621,694
1,800,000	NMEF Funding LLC, Series 2019-A, Class C, 3.3%,
	8/17/26 (144A)	1,834,811
104,458(a)	NovaStar Mortgage Funding Trust, Series 2003-1,
	Class A2, 0.866% (1 Month USD LIBOR +
	78 bps), 5/25/33	104,298
5,371,780	Oasis LLC, Series 2020-1A, Class A, 3.82%,
	1/15/32 (144A)	5,384,691
3,533,784	Oasis LLC, Series 2020-2A, Class A, 4.262%,
	5/15/32 (144A)	3,558,441
6,323,585	Oasis Securitization Funding LLC, Series 2021-1A,
	Class A, 2.579%, 2/15/33 (144A)	6,338,565
1,125,000(a)	Octagon Investment Partners XXI Ltd., Series 2014-1A,
	Class XR3, 0.775% (3 Month USD LIBOR +
	65 bps), 2/14/31 (144A)	1,124,999
1,218,750(a)	Octagon Investment Partners XXII, Ltd., Series 2014-1A,
	Class XRR, 0.788% (3 Month USD LIBOR +
	65 bps), 1/22/30 (144A)	1,218,723

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 29

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)	Value
	ASSET BACKED SECURITIES — (continued)
4,811,010	Octane Receivables Trust, Series 2020-1A, Class A,
	1.71%, 2/20/25 (144A)	$ 4,848,871
8,867,675	Octane Receivables Trust, Series 2021-1A, Class A,
	0.93%, 3/22/27 (144A)	8,871,737
2,750,000	Octane Receivables Trust, Series 2021-1A, Class C,
	2.23%, 11/20/28 (144A)	2,754,233
2,000,000(a)	OHA Credit Funding 5, Ltd., Series 2020-5A,
	Class X, 0.684% (3 Month USD LIBOR + 55 bps),
	4/18/33 (144A)	1,981,510
742,277	OneMain Financial Issuance Trust, Series 2019-1A,
	Class A, 3.48%, 2/14/31 (144A)	743,127
170,000	OneMain Financial Issuance Trust, Series 2019-1A,
	Class B, 3.79%, 2/14/31 (144A)	170,491
7,605,000(a)	OneMain Financial Issuance Trust, Series 2021-1A,
	Class A2, 0.81% (SOFR30A +
	76 bps), 6/16/36 (144A)	7,660,323
6,000,000	Oportun Funding XIV LLC, Series 2021-A, Class B,
	1.76%, 3/8/28 (144A)	6,015,605
3,000,000	Oportun Funding XIV LLC, Series 2021-A, Class D, 5.4%,
	3/8/28 (144A)	3,039,202
2,700,000	Oscar US Funding X LLC, Series 2019-1A, Class A4,
	3.27%, 5/11/26 (144A)	2,791,364
5,000,000(a)	Owl Rock CLO I, Ltd., Series 2019-1A, Class B, 2.831%
	(3 Month USD LIBOR + 270 bps), 5/20/31 (144A)	5,005,085
11,000,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class ALR, 1.684%
	(3 Month USD LIBOR + 155 bps), 4/20/33 (144A)	11,008,492
2,000,000(a)	Owl Rock CLO IV, Ltd., Series 2020-4A, Class A1R, 1.742%
	(3 Month USD LIBOR + 160 bps), 8/20/33 (144A)	2,001,974
3,000,000(a)	OZLM XXIII, Ltd., Series 2019-23A, Class X, 1.026%
	(3 Month USD LIBOR + 90 bps), 4/15/34 (144A)	2,999,997
1,100,174	Pagaya AI Debt Selection Trust, Series 2020-3, Class A,
	2.1%, 5/17/27 (144A)	1,106,626
6,748,167	Pagaya AI Debt Selection Trust, Series 2021-1, Class A,
	1.18%, 11/15/27 (144A)	6,764,394
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-4A,
	Class C, 3.729% (3 Month USD LIBOR +
	360 bps), 11/25/28 (144A)	4,005,352
1,250,000(a)	Palmer Square Loan Funding, Ltd., Series 2021-2A,
	Class D, 5.131% (3 Month USD LIBOR +
	500 bps), 5/20/29 (144A)	1,250,971
4,400,000(a)	Parallel, Ltd., Series 2021-1A, Class D, 3.582% (3 Month
	USD LIBOR + 345 bps), 7/15/34 (144A)	4,368,892
3,759,330	Pawnee Equipment Receivables LLC, Series 2019-1,
	Class A2, 2.29%, 10/15/24 (144A)	3,791,679
2,135,575	Pawnee Equipment Receivables LLC, Series 2020-1,
	Class A, 1.37%, 11/17/25 (144A)	2,145,233
6,036,749	PEAR LLC, Series 2020-1, Class A, 3.75%,
	12/15/32 (144A)	6,035,543

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)	Value
	ASSET BACKED SECURITIES — (continued)
2,500,000	PFS Financing Corp., Series 2021-A, Class A, 0.71%,
	4/15/26 (144A)	$ 2,494,398
16,117,000(a)	Pnmac GMSR Issuer Trust, Series 2018-GT2,
	Class A, 2.736% (1 Month USD LIBOR + 265 bps),
	8/25/25 (144A)	16,095,091
11,045,891(a)	Prodigy Finance CMDAC, Series 2021-1A, Class A, 1.336%
	(1 Month USD LIBOR + 125 bps), 7/25/51 (144A)	11,084,246
3,500,000	Purchasing Power Funding LLC, Series 2021-A, Class A,
	1.57%, 10/15/25 (144A)	3,508,412
4,860,000	Purchasing Power Funding LLC, Series 2021-A, Class C,
	2.53%, 10/15/25 (144A)	4,880,653
2,310,000	Purchasing Power Funding LLC, Series 2021-A, Class D,
	4.37%, 10/15/25 (144A)	2,329,130
4,187,212(a)	RAAC Trust, Series 2006-RP1, Class M2, 1.286% (1 Month
	USD LIBOR + 120 bps), 10/25/45 (144A)	4,225,666
206,055(a)	RAMP Trust, Series 2005-EFC6, Class M2, 0.731% (1 Month
	USD LIBOR + 43 bps), 11/25/35	205,959
330,227(a)	RASC Trust, Series 2005-KS1, Class M1, 0.761% (1 Month
	USD LIBOR + 45 bps), 2/25/35	330,373
7,791,912(a)	ReadyCap Lending Small Business Loan Trust, Series
	2019-2, Class A, 2.75% (PRIME + -50 bps),
	12/27/44 (144A)	7,461,354
4,500,000(a)	Regatta VI Funding, Ltd., Series 2016-1A, Class XR,
	0.934% (3 Month USD LIBOR + 80 bps), 4/20/34 (144A)	4,499,996
4,500,000(a)	Regatta VII Funding, Ltd., Series 2016-1A, Class X,
	0.972% (3 Month USD LIBOR + 85 bps), 6/20/34 (144A)	4,496,906
7,500,000	Regional Management Issuance Trust, Series 2021-2,
	Class A, 1.9%, 8/15/33 (144A)	7,433,087
6,400,000	Republic Finance Issuance Trust, Series 2019-A, Class A,
	3.43%, 11/22/27 (144A)	6,454,553
7,500,000(a)	Rosy, Series 2018-1, Class A2, 3.377% (1 Month USD
	LIBOR + 325 bps), 12/15/25 (144A)	7,200,000
17,354(a)	Salomon Mortgage Loan Trust, Series 2001-CB4, Class
	1A1, 0.986% (1 Month USD LIBOR + 90 bps), 11/25/33	17,359
3,718,197	SCF Equipment Leasing LLC, Series 2019-2A, Class A1,
	2.22%, 6/20/24 (144A)	3,735,086
1,500,000	SCF Equipment Leasing LLC, Series 2021-1A, Class A3,
	0.83%, 8/21/28 (144A)	1,496,258
4,290(a)	Securitized Asset Backed Receivables LLC Trust, Series
	2005-OP2, Class M1, 0.731% (1 Month USD LIBOR
	+ 65 bps), 10/25/35	4,290
172,618(a)	Security National Mortgage Loan Trust, Series
	2007-1A, Class 2A, 0.436% (1 Month USD LIBOR +
	35 bps), 4/25/37 (144A)	172,571
1,102,302	Sierra Timeshare Receivables Funding LLC, Series
	2021-1A, Class A, 0.99%, 11/20/37 (144A)	1,103,156
1,212,532	Sierra Timeshare Receivables Funding LLC, Series
	2021-1A, Class D, 3.17%, 11/20/37 (144A)	1,217,982

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 31

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
6,034,334(a)	SLM Private Credit Student Loan Trust, Series 2007-A,
	Class A4A, 0.356% (3 Month USD LIBOR +
	24 bps), 12/16/41	$ 5,953,370
12,430,397(a)	SLM Student Loan Trust, Series 2006-10, Class A6,
	0.275% (3 Month USD LIBOR + 15 bps), 3/25/44	12,127,504
1,516,212	Small Business Lending Trust, Series 2020-A, Class A,
	2.62%, 12/15/26 (144A)	1,519,648
1,500,000	Small Business Lending Trust, Series 2020-A, Class B,
	3.2%, 12/15/26 (144A)	1,505,903
1,000,000	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	1,003,997
913,027	Sofi Consumer Loan Program LLC, Series 2016-1,
	Class A, 3.26%, 8/25/25 (144A)	914,867
1,911,009	Sofi Consumer Loan Program Trust, Series 2018-1,
	Class B, 3.65%, 2/25/27 (144A)	1,930,357
866,875(a)	Sofi Professional Loan Program LLC, Series 2015-D,
	Class A1, 1.586% (1 Month USD LIBOR +
	150 bps), 10/27/36 (144A)	869,787
869,107(a)	Sofi Professional Loan Program LLC, Series 2016-A,
	Class A1, 1.836% (1 Month USD LIBOR +
	175 bps), 8/25/36 (144A)	873,260
535,666(a)	Sofi Professional Loan Program LLC, Series 2016-B,
	Class A1, 1.286% (1 Month USD LIBOR +
	120 bps), 6/25/33 (144A)	538,298
1,356,210(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 1.186% (1 Month USD LIBOR +
	110 bps), 10/27/36 (144A)	1,361,088
335,576(a)	Sofi Professional Loan Program LLC, Series 2016-D,
	Class A1, 1.036% (1 Month USD LIBOR +
	95 bps), 1/25/39 (144A)	337,199
546,864(a)	Sofi Professional Loan Program LLC, Series 2016-E,
	Class A1, 0.936% (1 Month USD LIBOR +
	85 bps), 7/25/39 (144A)	547,656
218,176(a)	Sofi Professional Loan Program LLC, Series 2017-A,
	Class A1, 0.786% (1 Month USD LIBOR +
	70 bps), 3/26/40 (144A)	218,459
262,075(a)	Sofi Professional Loan Program LLC, Series 2017-C,
	Class A1, 0.686% (1 Month USD LIBOR +
	60 bps), 7/25/40 (144A)	262,233
254,888(a)	Sofi Professional Loan Program LLC, Series 2017-E,
	Class A1, 0.586% (1 Month USD LIBOR +
	50 bps), 11/26/40 (144A)	255,012
696,729(a)	Sofi Professional Loan Program LLC, Series 2018-A,
	Class A1, 0.436% (1 Month USD LIBOR +
	35 bps), 2/25/42 (144A)	693,591
5,500,000(a)	Sound Point CLO V-R, Ltd., Series 2014-1RA,
	Class D, 3.234% (3 Month USD LIBOR + 310 bps),
	7/18/31 (144A)	5,279,126

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,000,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A,
	Class D, 3.725% (3 Month USD LIBOR + 360 bps),
	7/25/30 (144A)	$ 2,956,890
400,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A,
	Class X, 0.776% (3 Month USD LIBOR + 65 bps),
	1/15/33 (144A)	400,000
3,249,595	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	3,276,114
27,254(a)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2005-NC2, Class M4, 0.791% (1 Month
	USD LIBOR + 71 bps), 5/25/35	27,273
9,000,000(a)	STWD, Ltd., Series 2021-FL2, Class A, 1.284% (1 Month
	USD LIBOR + 120 bps), 4/18/38 (144A)	9,002,722
6,000,000(a)	STWD, Ltd., Series 2021-SIF1, Class A, 1.695% (3 Month
	USD LIBOR + 150 bps), 4/15/32 (144A)	6,003,744
1,500,000(a)	STWD, Ltd., Series 2021-SIF1, Class C, 2.545% (3 Month
	USD LIBOR + 235 bps), 4/15/32 (144A)	1,500,000
1,000,000(a)	Symphony CLO XXVIII, Ltd., Series 2021-28A,
	Class D, 3.238% (3 Month USD LIBOR + 315 bps),
	10/23/34 (144A)	999,984
4,750,000(a)	THL Credit Wind River CLO, Ltd., Series 2019-1A,
	Class XR, 1.096% (3 Month USD LIBOR +
	95 bps), 7/20/34 (144A)	4,749,991
1,586,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class E, 5.48%, 10/15/26 (144A)	1,594,146
2,684,651	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class A2, 1.39%, 8/15/24 (144A)	2,691,718
2,750,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	2,785,262
7,491,257(a)	Towd Point Asset Trust, Series 2018-SL1, Class A, 0.686%
	(1 Month USD LIBOR + 60 bps), 1/25/46 (144A)	7,451,499
11,000,000(a)	Towd Point Asset Trust, Series 2018-SL1, Class B, 1.136%
	(1 Month USD LIBOR + 105 bps), 1/25/46 (144A)	10,831,044
4,245,029(b)	Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
	5.0%, 10/25/58 (144A)	4,312,165
3,661,000(a)	Towd Point Mortgage Trust, Series 2019-HY2,
	Class A1, 1.086% (1 Month USD LIBOR + 100 bps),
	5/25/58 (144A)	3,689,088
37,108(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class XA,
	5.0%, 5/25/58 (144A)	36,897
2,101,633(a)	Towd Point Mortgage Trust, Series 2019-HY3,
	Class A1A, 1.086% (1 Month USD LIBOR + 100 bps),
	10/25/59 (144A)	2,118,250
1,559,688	Towd Point Mortgage Trust, Series 2019-HY3, Class XA,
	4.5%, 10/25/59 (144A)	1,550,866
1,660,914(b)	Towd Point Mortgage Trust, Series 2019-SJ1, Class XA,
	5.0%, 11/25/58 (144A)	1,660,841

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 33

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)	Value
	ASSET BACKED SECURITIES — (continued)
1,644,863(b)	Towd Point Mortgage Trust, Series 2019-SJ2, Class XA,
	5.0%, 11/25/58 (144A)	$ 1,702,401
4,958,503(b)	Towd Point Mortgage Trust, Series 2019-SJ3, Class A1,
	3.0%, 11/25/59 (144A)	4,968,059
7,966,465(b)	Towd Point Mortgage Trust, Series 2019-SJ3, Class XA,
	4.5%, 11/25/59 (144A)	7,966,465
11,470,974	Towd Point Mortgage Trust, Series 2020-4, Class XA,
	3.25%, 10/25/60 (144A)	11,409,630
11,500,000(a)	Trafigura Securitisation Finance Plc, Series 2021-1A,
	Class A1, 0.614% (1 Month USD LIBOR +
	53 bps), 1/15/25 (144A)	11,536,087
807,692(a)	Tralee CLO V, Ltd., Series 2018-5A, Class AX, 0.834%
	(3 Month USD LIBOR + 70 bps), 10/20/28 (144A)	807,511
9,489,170	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class A, 0.74%, 4/15/24 (144A)	9,488,625
1,000,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	998,883
3,250,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class E, 3.23%, 9/15/26 (144A)	3,245,796
1,500,000(a)	Trinitas CLO XVI, Ltd., Series 2021-16A, Class D, 3.434%
	(3 Month USD LIBOR + 330 bps), 7/20/34 (144A)	1,490,622
16,400,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 2.264%
	(SOFR30A + 221 bps), 10/15/34 (144A)	16,359,023
7,726,001	TVEST LLC, Series 2021-A, Class A, 2.35%,
	9/15/33 (144A)	7,726,001
3,058,060	TVEST LLC, Series 2020-A, Class A, 4.5%,
	7/15/32 (144A)	3,080,275
4,700,000	United Auto Credit Securitization Trust, Series 2021-1,
	Class F, 4.3%, 9/10/27 (144A)	4,702,205
1,371,557	Upstart Pass-Through Trust, Series 2021-ST4, Class A,
	2.0%, 7/20/27 (144A)	1,370,205
6,008,021	Upstart Pass-Through Trust, Series 2021-ST5, Class A,
	2.0%, 7/20/27 (144A)	6,000,247
1,309,781	Upstart Securitization Trust, Series 2019-3, Class A,
	2.684%, 1/21/30 (144A)	1,312,905
6,256,632	Upstart Securitization Trust, Series 2020-1, Class A,
	2.322%, 4/22/30 (144A)	6,286,972
4,243,928	Upstart Securitization Trust, Series 2020-3, Class A,
	1.702%, 11/20/30 (144A)	4,264,982
2,250,000	Upstart Securitization Trust, Series 2021-1, Class B,
	1.89%, 3/20/31 (144A)	2,261,565
3,596,879	USASF Receivables LLC, Series 2020-1A, Class A, 2.47%,
	8/15/23 (144A)	3,612,771
105,263(a)	Venture 32 CLO, Ltd., Series 2018-32RR, Class AX, 0.884%
	(3 Month USD LIBOR + 75 bps), 7/19/31 (144A)	105,260
543,480(a)	Venture XXI CLO, Ltd., Series 2015-21A, Class AR, 1.006%
	(3 Month USD LIBOR + 88 bps), 7/15/27 (144A)	543,502

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,480,368(a)	Verizon Owner Trust, Series 2019-A, Class A1B, 0.417%
	(1 Month USD LIBOR + 33 bps), 9/20/23	$ 4,484,411
3,862,211	Veros Auto Receivables Trust, Series 2021-1, Class A,
	0.92%, 10/15/26 (144A)	3,862,591
2,000,000	Veros Auto Receivables Trust, Series 2021-1, Class C,
	3.64%, 8/15/28 (144A)	2,011,447
3,221,054	Veros Automobile Receivables Trust, Series 2020-1,
	Class A, 1.67%, 9/15/23 (144A)	3,225,679
2,000,000	Veros Automobile Receivables Trust, Series 2020-1,
	Class B, 2.19%, 6/16/25 (144A)	2,011,802
1,637,259	Westgate Resorts LLC, Series 2018-1A, Class B, 3.58%,
	12/20/31 (144A)	1,655,319
253,839	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	255,726
1,674,557	Westgate Resorts LLC, Series 2020-1A, Class A, 2.713%,
	3/20/34 (144A)	1,706,889
2,009,469	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	2,111,477
7,178,396	Willis Engine Structured Trust VI, Series 2021-A,
	Class B, 5.438%, 5/15/46 (144A)	7,420,908
6,928(a)	Wilshire Mortgage Loan Trust, Series 1997-2, Class A6,
	0.366% (1 Month USD LIBOR + 28 bps), 5/25/28	6,925
1,031,542(a)	Wind River CLO, Ltd., Series 2016-1A, Class AR, 1.176%
	(3 Month USD LIBOR + 105 bps), 7/15/28 (144A)	1,031,596
5,000,000(a)	Woodmont Trust, Series 2020-7A, Class A1A, 2.026%
	(3 Month USD LIBOR + 190 bps), 1/15/32 (144A)	5,027,775
7,000,000	World Omni Automobile Lease Securitization Trust,
	Series 2021-A, Class A2, 0.21%, 4/15/24	6,998,681
6,500,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class BR, 2.126% (3 Month USD LIBOR +
	200 bps), 7/16/31 (144A)	6,500,689
6,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class DR, 5.126% (3 Month USD LIBOR +
	500 bps), 7/16/31 (144A)	5,999,682
	TOTAL ASSET BACKED SECURITIES
	(Cost $1,214,897,273)	$1,216,465,393
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	15.3% of Net Assets
60,620(b)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 2.388%, 6/25/30	$ 62,286
8,800,885(a)	Bellemeade Re, Ltd., Series 2017-1, Class M2, 3.436%
	(1 Month USD LIBOR + 335 bps), 10/25/27 (144A)	8,883,472
6,533,876(a)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.686%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	6,538,012
1,657,000(a)	Bellemeade Re, Ltd., Series 2018-3A, Class B1, 3.986%
	(1 Month USD LIBOR + 390 bps), 10/25/28 (144A)	1,694,692

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 35

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)	Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,319,316(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.936%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	$ 2,326,145
6,125,000(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 2.836%
	(1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	6,140,262
8,448(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1A, 1.386%
	(1 Month USD LIBOR + 130 bps), 3/25/29 (144A)	8,449
5,290,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.836%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	5,289,999
2,800,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 2.586%
	(1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	2,799,999
10,671,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class M1B, 1.686%
	(1 Month USD LIBOR + 160 bps), 7/25/29 (144A)	10,701,820
10,150,000(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1B, 2.086%
	(1 Month USD LIBOR + 200 bps), 10/25/29 (144A)	10,153,211
5,000,000(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1C, 2.586%
	(1 Month USD LIBOR + 250 bps), 10/25/29 (144A)	5,039,038
1,724,815(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1B, 3.286%
	(1 Month USD LIBOR + 320 bps), 8/26/30 (144A)	1,741,044
3,250,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C, 4.086%
	(1 Month USD LIBOR + 400 bps), 8/26/30 (144A)	3,316,838
4,567,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1B, 2.936%
	(1 Month USD LIBOR + 285 bps), 10/25/30 (144A)	4,636,821
6,300,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.786%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	6,613,856
4,120,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.686%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	4,164,382
4,290,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class A2, 1.05%
	(SOFR30A + 100 bps), 9/25/31 (144A)	4,308,769
3,046,582(a)	Brass NO 8 Plc, Series 8A, Class A1, 0.825% (3 Month
	USD LIBOR + 70 bps), 11/16/66 (144A)	3,057,919
1,802,205(b)	BRAVO Residential Funding Trust, Series 2021-NQM2,
	Class A2, 1.28%, 3/25/60 (144A)	1,803,354
14,311,805(b)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class A, 0.898%, 6/25/36 (144A)	14,316,380
7,500,000(b)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%,
	12/26/30 (144A)	7,496,632
3,300,000(b)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	3,303,050
4,511,760(a)	Chase Mortgage Finance Corp., Series 2019-CL1,
	Class M1, 1.436% (1 Month USD LIBOR + 135 bps),
	4/25/47 (144A)	4,545,111
11,677,751(a)	Chase Mortgage Finance Corp., Series 2021-CL1, Class M1,
	1.25% (SOFR30A + 120 bps), 2/25/50 (144A)	11,683,996
3,022,477(a)	Chase Mortgage Finance Corp., Series 2021-CL1, Class M2,
	1.4% (SOFR30A + 135 bps), 2/25/50 (144A)	3,022,476
1,740,214(a)	Chase Mortgage Finance Corp., Series 2021-CL1, Class M3,
	1.6% (SOFR30A + 155 bps), 2/25/50 (144A)	1,742,047

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
84,675(a)	CHL Mortgage Pass-Through Trust, Series 2003-15,
	Class 1A1, 0.586% (1 Month USD LIBOR +
	50 bps), 6/25/18	$ 84,675
544	Citicorp Mortgage Securities REMIC Pass-Through
	Certificates Trust, Series 2005-4, Class 2A1,
	5.0%, 7/25/20	556
17,061,778(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class M2, 2.236% (1 Month USD LIBOR +
	215 bps), 11/25/39 (144A)	17,145,104
62,863(a)	CSFB Mortgage-Backed Pass-Through Certificates,
	Series 2004-AR5, Class 11A2, 0.826% (1 Month USD
	LIBOR + 74 bps), 6/25/34	63,318
153,330(a)	Deer Creek CLO, Ltd., Series 2017-1A, Class X, 1.134%
	(3 Month USD LIBOR + 100 bps), 10/20/30 (144A)	153,327
4,410,148(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.786% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	4,414,506
6,292,367(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.886%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,303,376
6,640,000(a)	Eagle Re, Ltd., Series 2020-1, Class M1B, 1.536%
	(1 Month USD LIBOR + 145 bps), 1/25/30 (144A)	6,571,723
750,000(a)	Eagle Re, Ltd., Series 2020-1, Class M1C, 1.886%
	(1 Month USD LIBOR + 180 bps), 1/25/30 (144A)	743,418
1,809,890(a)	Eagle Re, Ltd., Series 2020-2, Class M1B, 4.086%
	(1 Month USD LIBOR + 400 bps), 10/25/30 (144A)	1,814,297
2,720,000(a)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.586%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	2,747,442
4,000,000(a)	Eagle Re, Ltd., Series 2021-1, Class M1A, 1.75%
	(SOFR30A + 170 bps), 10/25/33 (144A)	4,015,312
4,206,000(a)	Eagle Re, Ltd., Series 2021-1, Class M1B, 2.2%
	(SOFR30A + 215 bps), 10/25/33 (144A)	4,249,292
1,563,382(a)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C02, Class 1M2, 6.086% (1 Month USD LIBOR +
	600 bps), 9/25/28	1,634,732
8,847,702(a)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C03, Class 2M2, 5.986% (1 Month USD LIBOR +
	590 bps), 10/25/28	9,293,470
10,526,604(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C05, Class 1M2B, 2.286% (1 Month USD LIBOR +
	220 bps), 1/25/30	10,599,834
528,433(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C07, Class 1M2A, 2.486% (1 Month USD LIBOR +
	240 bps), 5/25/30	529,510
13,069,490(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C01, Class 1EB1, 0.536% (1 Month USD LIBOR +
	45 bps), 7/25/30	12,955,744
8,534,720(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C04, Class 2M2, 2.636% (1 Month USD LIBOR +
	255 bps), 12/25/30	8,685,024

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 37

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
144,953(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	1695, Class EG, 1.146% (1 Month USD LIBOR +
	105 bps), 3/15/24	$ 145,746
105,489(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2106, Class F, 0.534% (1 Month USD LIBOR +
	45 bps), 12/15/28	105,892
67,714(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2122, Class FD, 0.434% (1 Month USD LIBOR +
	35 bps), 2/15/29	66,304
20,249(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2156, Class FQ, 0.434% (1 Month USD LIBOR +
	35 bps), 5/15/29	19,993
127,466(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2186, Class FY, 0.684% (1 Month USD LIBOR +
	60 bps), 4/15/28	128,209
34,109(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2368, Class AF, 1.034% (1 Month USD LIBOR +
	95 bps), 10/15/31	34,767
34,165(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2377, Class FE, 0.684% (1 Month USD LIBOR +
	60 bps), 11/15/31	34,493
83,418(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2411, Class FR, 0.684% (1 Month USD LIBOR +
	60 bps), 6/15/31	84,185
73,310(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2432, Class FH, 0.784% (1 Month USD LIBOR +
	70 bps), 3/15/32	74,500
172,698(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2439, Class F, 1.084% (1 Month USD LIBOR +
	100 bps), 3/15/32	176,560
239,016(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2470, Class AF, 1.084% (1 Month USD LIBOR +
	100 bps), 3/15/32	244,746
145,910(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2471, Class FD, 1.084% (1 Month USD LIBOR +
	100 bps), 3/15/32	149,173
43,661(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2498, Class FQ, 0.684% (1 Month USD LIBOR +
	60 bps), 9/15/32	44,099
46,618(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2543, Class EF, 0.434% (1 Month USD LIBOR +
	35 bps), 12/15/32	46,681
277,610(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2551, Class FD, 0.484% (1 Month USD LIBOR +
	40 bps), 1/15/33	280,117
162,274(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2567, Class FJ, 0.484% (1 Month USD LIBOR +
	40 bps), 2/15/33	162,815

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
74,660(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2577, Class FA, 0.634% (1 Month USD LIBOR +
	55 bps), 2/15/33	$ 75,318
6,241(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2585, Class FD, 0.584% (1 Month USD LIBOR +
	50 bps), 12/15/32		6,285
87,290(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2614, Class FV, 1.586% (1 Month USD LIBOR +
	150 bps), 5/15/33		90,181
132,910(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2631, Class FC, 0.484% (1 Month USD LIBOR +
	40 bps), 6/15/33		134,145
74,733(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2711, Class FA, 1.084% (1 Month USD LIBOR +
	100 bps), 11/15/33		76,300
125,973(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2916, Class NF, 0.334% (1 Month USD LIBOR +
	25 bps), 1/15/35		126,261
288,390(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2976, Class LF, 0.424% (1 Month USD LIBOR +
	34 bps), 5/15/35		290,274
99,562(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3012, Class FE, 0.334% (1 Month USD LIBOR +
	25 bps), 8/15/35		99,244
82,743(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3042, Class PF, 0.334% (1 Month USD LIBOR +
	25 bps), 8/15/35		82,945
55,211(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3067, Class FA, 0.434% (1 Month USD LIBOR +
	35 bps), 11/15/35		55,607
45,741(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3102, Class FG, 0.384% (1 Month USD LIBOR +
	30 bps), 1/15/36		45,923
104,127(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3117, Class EF, 0.434% (1 Month USD LIBOR +
	35 bps), 2/15/36		104,765
232,875(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3117, Class FE, 0.384% (1 Month USD LIBOR +
	30 bps), 2/15/36		233,823
142,751(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3122, Class FP, 0.384% (1 Month USD LIBOR +
	30 bps), 3/15/36		143,336
87,183(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3147, Class PF, 0.384% (1 Month USD LIBOR +
	30 bps), 4/15/36		87,539
202,756(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3173, Class FC, 0.504% (1 Month USD LIBOR +
	42 bps), 6/15/36		204,444

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 39

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
459,409(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3175, Class FE, 0.394% (1 Month USD LIBOR +
	31 bps), 6/15/36	$ 460,181
251,287(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3181, Class HF, 0.584% (1 Month USD LIBOR +
	50 bps), 7/15/36	255,137
13,225(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3191, Class FE, 0.484% (1 Month USD LIBOR +
	40 bps), 7/15/36	13,351
195,930(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3221, Class FW, 0.504% (1 Month USD LIBOR +
	42 bps), 9/15/36	199,005
57,277(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3222, Class FN, 0.484% (1 Month USD LIBOR +
	40 bps), 9/15/36	57,742
204,816(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3239, Class EF, 0.434% (1 Month USD LIBOR +
	35 bps), 11/15/36	206,412
101,289(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3239, Class FB, 0.434% (1 Month USD LIBOR +
	35 bps), 11/15/36	102,074
160,738(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3247, Class FA, 0.334% (1 Month USD LIBOR +
	25 bps), 8/15/36	161,302
190,576(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3266, Class F, 0.384% (1 Month USD LIBOR +
	30 bps), 1/15/37	191,336
143,638(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3307, Class FT, 0.324% (1 Month USD LIBOR +
	24 bps), 7/15/34	143,906
18,435(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3315, Class F, 0.424% (1 Month USD LIBOR +
	34 bps), 5/15/37	18,570
363,922(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3373, Class FB, 0.664% (1 Month USD LIBOR +
	58 bps), 10/15/37	369,803
46,843(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3376, Class FM, 0.704% (1 Month USD LIBOR +
	62 bps), 10/15/37	47,673
15,404(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3560, Class FA, 1.334% (1 Month USD LIBOR +
	125 bps), 5/15/37	15,971
211,040(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3610, Class FA, 0.784% (1 Month USD LIBOR +
	70 bps), 12/15/39	211,718
90,050(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3708, Class PF, 0.434% (1 Month USD LIBOR +
	35 bps), 7/15/40	90,430

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
33,954(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3784, Class F, 0.484% (1 Month USD LIBOR +
	40 bps), 7/15/23	$ 33,904
10,089(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3792, Class DF, 0.484% (1 Month USD LIBOR +
	40 bps), 11/15/40		10,047
22,406(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3867, Class FD, 0.434% (1 Month USD LIBOR +
	35 bps), 5/15/41		22,547
50,879(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3914, Class LF, 0.284% (1 Month USD LIBOR +
	20 bps), 8/15/26		50,716
103,261(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3970, Class GF, 0.384% (1 Month USD LIBOR +
	30 bps), 9/15/26		103,237
133,363(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3982, Class FL, 0.634% (1 Month USD LIBOR +
	55 bps), 12/15/39		133,863
75,875(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	4056, Class QF, 0.434% (1 Month USD LIBOR +
	35 bps), 12/15/41		76,220
99,948(a)	Federal Home Loan Mortgage Corp. Strips, Series 237,
	Class F14, 0.484% (1 Month USD LIBOR +
	40 bps), 5/15/36		100,283
88,905(a)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F29, 0.334% (1 Month USD LIBOR +
	25 bps), 8/15/36		89,218
384,338(a)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F30, 0.384% (1 Month USD LIBOR +
	30 bps), 8/15/36		383,956
113,049(a)	Federal Home Loan Mortgage Corp. Strips, Series 244,
	Class F22, 0.434% (1 Month USD LIBOR +
	35 bps), 12/15/36		113,762
12,535(a)	Federal National Mortgage Association REMICS, Series
	1993-230, Class FA, 0.684% (1 Month USD LIBOR
	+ 60 bps), 12/25/23		12,498
31,144(a)	Federal National Mortgage Association REMICS, Series
	1993-247, Class FA, 1.663% (11th District
	Cost of Funds Index + 140 bps), 12/25/23		31,475
31,144(a)	Federal National Mortgage Association REMICS, Series
	1993-247, Class FE, 1.086% (1 Month USD LIBOR
	+ 100 bps), 12/25/23		31,360
63,146(a)	Federal National Mortgage Association REMICS, Series
	1994-40, Class FC, 0.586% (1 Month USD LIBOR
	+ 50 bps), 3/25/24		63,656
11,353(a)	Federal National Mortgage Association REMICS, Series
	1997-46, Class FA, 0.587% (1 Month USD LIBOR
	+ 50 bps), 7/18/27		11,277

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 41

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
25,490(a)	Federal National Mortgage Association REMICS, Series
	1998-21, Class F, 0.42% (1 Year CMT Index +
	35 bps), 3/25/28	$ 25,386
29,841(a)	Federal National Mortgage Association REMICS, Series
	2000-47, Class FD, 0.636% (1 Month USD LIBOR
	+ 55 bps), 12/25/30		30,068
111,622(a)	Federal National Mortgage Association REMICS, Series
	2001-35, Class F, 0.686% (1 Month USD LIBOR +
	60 bps), 7/25/31		112,679
37,254(a)	Federal National Mortgage Association REMICS, Series
	2001-37, Class F, 0.586% (1 Month USD LIBOR +
	50 bps), 8/25/31		37,457
230,668(a)	Federal National Mortgage Association REMICS, Series
	2001-50, Class FQ, 0.686% (1 Month USD LIBOR
	+ 60 bps), 11/25/31		232,853
101,494(a)	Federal National Mortgage Association REMICS, Series
	2001-65, Class F, 0.686% (1 Month USD LIBOR +
	60 bps), 11/25/31		102,455
67,407(a)	Federal National Mortgage Association REMICS, Series
	2001-69, Class FA, 0.686% (1 Month USD LIBOR
	+ 60 bps), 7/25/31		68,056
201,294(a)	Federal National Mortgage Association REMICS, Series
	2001-72, Class FB, 0.986% (1 Month USD LIBOR
	+ 90 bps), 12/25/31		205,304
52,760(a)	Federal National Mortgage Association REMICS, Series
	2001-81, Class FL, 0.737% (1 Month USD LIBOR
	+ 65 bps), 1/18/32		53,239
87,747(a)	Federal National Mortgage Association REMICS, Series
	2002-1, Class FC, 0.786% (1 Month USD LIBOR +
	70 bps), 1/25/32		89,028
273,224(a)	Federal National Mortgage Association REMICS, Series
	2002-13, Class FD, 0.986% (1 Month USD LIBOR
	+ 90 bps), 3/25/32		277,619
181,361(a)	Federal National Mortgage Association REMICS, Series
	2002-34, Class FA, 0.587% (1 Month USD LIBOR
	+ 50 bps), 5/18/32		182,688
147,223(a)	Federal National Mortgage Association REMICS, Series
	2002-56, Class FN, 1.086% (1 Month USD LIBOR
	+ 100 bps), 7/25/32		150,592
19,650(a)	Federal National Mortgage Association REMICS, Series
	2002-58, Class FD, 0.686% (1 Month USD LIBOR
	+ 60 bps), 8/25/32		19,849
87,897(a)	Federal National Mortgage Association REMICS, Series
	2002-77, Class F, 0.686% (1 Month USD LIBOR +
	60 bps), 12/25/32		89,273
67,818(a)	Federal National Mortgage Association REMICS, Series
	2002-82, Class FB, 0.586% (1 Month USD LIBOR
	+ 50 bps), 12/25/32		68,281

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
87,011(a)	Federal National Mortgage Association REMICS, Series
	2002-90, Class FH, 0.586% (1 Month USD LIBOR
	+ 50 bps), 9/25/32	$ 87,595
47,260(a)	Federal National Mortgage Association REMICS, Series
	2002-92, Class FB, 0.736% (1 Month USD LIBOR
	+ 65 bps), 4/25/30		47,765
93,725(a)	Federal National Mortgage Association REMICS, Series
	2002-93, Class FH, 0.586% (1 Month USD LIBOR
	+ 50 bps), 1/25/33		94,618
76,505(a)	Federal National Mortgage Association REMICS, Series
	2003-7, Class FA, 0.836% (1 Month USD LIBOR +
	75 bps), 2/25/33		77,836
144,858(a)	Federal National Mortgage Association REMICS, Series
	2003-8, Class FJ, 0.436% (1 Month USD LIBOR +
	35 bps), 2/25/33		145,004
236,912(a)	Federal National Mortgage Association REMICS, Series
	2003-31, Class FM, 0.586% (1 Month USD LIBOR
	+ 50 bps), 4/25/33		240,356
109,047(a)	Federal National Mortgage Association REMICS, Series
	2003-42, Class JF, 0.586% (1 Month USD LIBOR
	+ 50 bps), 5/25/33		109,554
35,646(a)	Federal National Mortgage Association REMICS, Series
	2003-49, Class FY, 0.486% (1 Month USD LIBOR
	+ 40 bps), 6/25/23		35,641
152,799(a)	Federal National Mortgage Association REMICS, Series
	2003-107, Class FD, 0.586% (1 Month USD LIBOR
	+ 50 bps), 11/25/33		154,017
160,908(a)	Federal National Mortgage Association REMICS, Series
	2004-52, Class FW, 0.486% (1 Month USD LIBOR
	+ 40 bps), 7/25/34		162,173
43,189(a)	Federal National Mortgage Association REMICS, Series
	2004-54, Class FN, 0.536% (1 Month USD LIBOR
	+ 45 bps), 7/25/34		43,482
267,231(a)	Federal National Mortgage Association REMICS, Series
	2004-79, Class FM, 0.386% (1 Month USD LIBOR
	+ 30 bps), 11/25/24		267,212
650(a)	Federal National Mortgage Association REMICS, Series
	2004-91, Class HF, 0.386% (1 Month USD LIBOR
	+ 30 bps), 11/25/34		651
150,286(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class KT, 0.386% (1 Month USD LIBOR
	+ 30 bps), 10/25/35		150,996
195,082(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class LF, 0.396% (1 Month USD LIBOR
	+ 31 bps), 2/25/35		195,694
30,480(a)	Federal National Mortgage Association REMICS, Series
	2006-11, Class FB, 0.386% (1 Month USD LIBOR
	+ 30 bps), 3/25/36		30,093

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 43

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
110,957(a)	Federal National Mortgage Association REMICS, Series
	2006-33, Class FH, 0.436% (1 Month USD LIBOR
	+ 35 bps), 5/25/36	$ 111,628
159,731(a)	Federal National Mortgage Association REMICS, Series
	2006-34, Class FA, 0.396% (1 Month USD LIBOR
	+ 31 bps), 5/25/36	160,586
175,086(a)	Federal National Mortgage Association REMICS, Series
	2006-42, Class CF, 0.536% (1 Month USD LIBOR
	+ 45 bps), 6/25/36	172,379
73,275(a)	Federal National Mortgage Association REMICS, Series
	2006-56, Class FC, 0.376% (1 Month USD LIBOR
	+ 29 bps), 7/25/36	73,565
14,522(a)	Federal National Mortgage Association REMICS, Series
	2006-70, Class BF, 0.636% (1 Month USD LIBOR
	+ 55 bps), 8/25/36	14,756
41,455(a)	Federal National Mortgage Association REMICS, Series
	2006-82, Class F, 0.656% (1 Month USD LIBOR +
	57 bps), 9/25/36	42,164
88,464(a)	Federal National Mortgage Association REMICS, Series
	2006-104, Class GF, 0.406% (1 Month USD LIBOR
	+ 32 bps), 11/25/36	89,035
41,849(a)	Federal National Mortgage Association REMICS, Series
	2006-115, Class BF, 0.326% (1 Month USD LIBOR
	+ 24 bps), 12/25/36	41,928
121,319(a)	Federal National Mortgage Association REMICS, Series
	2007-2, Class FT, 0.336% (1 Month USD LIBOR +
	25 bps), 2/25/37	122,245
140,159(a)	Federal National Mortgage Association REMICS, Series
	2007-7, Class FJ, 0.286% (1 Month USD LIBOR +
	20 bps), 2/25/37	140,280
62,007(a)	Federal National Mortgage Association REMICS, Series
	2007-13, Class FA, 0.336% (1 Month USD LIBOR
	+ 25 bps), 3/25/37	62,119
130,376(a)	Federal National Mortgage Association REMICS, Series
	2007-41, Class FA, 0.486% (1 Month USD LIBOR
	+ 40 bps), 5/25/37	131,474
208,983(a)	Federal National Mortgage Association REMICS, Series
	2007-50, Class FN, 0.326% (1 Month USD LIBOR
	+ 24 bps), 6/25/37	209,371
19,792(a)	Federal National Mortgage Association REMICS, Series
	2007-57, Class FA, 0.316% (1 Month USD LIBOR
	+ 23 bps), 6/25/37	19,836
57,067(a)	Federal National Mortgage Association REMICS, Series
	2007-58, Class FA, 0.336% (1 Month USD LIBOR
	+ 25 bps), 6/25/37	57,167
54,484(a)	Federal National Mortgage Association REMICS, Series
	2007-66, Class FB, 0.486% (1 Month USD LIBOR
	+ 40 bps), 7/25/37	54,761

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
188,944(a)	Federal National Mortgage Association REMICS, Series
	2007-85, Class FG, 0.586% (1 Month USD LIBOR
	+ 50 bps), 9/25/37	$ 191,918
240,252(a)	Federal National Mortgage Association REMICS, Series
	2007-91, Class FB, 0.686% (1 Month USD LIBOR
	+ 60 bps), 10/25/37	244,310
84,398(a)	Federal National Mortgage Association REMICS, Series
	2007-92, Class OF, 0.656% (1 Month USD LIBOR
	+ 57 bps), 9/25/37	85,802
48,671(a)	Federal National Mortgage Association REMICS, Series
	2007-93, Class FD, 0.636% (1 Month USD LIBOR
	+ 55 bps), 9/25/37	49,438
22,726(a)	Federal National Mortgage Association REMICS, Series
	2007-98, Class FD, 0.536% (1 Month USD LIBOR
	+ 45 bps), 6/25/37	22,966
31,726(a)	Federal National Mortgage Association REMICS, Series
	2007-100, Class YF, 0.636% (1 Month USD LIBOR
	+ 55 bps), 10/25/37	32,331
42,776(a)	Federal National Mortgage Association REMICS, Series
	2007-103, Class AF, 1.086% (1 Month USD LIBOR
	+ 100 bps), 3/25/37	43,766
46,553(a)	Federal National Mortgage Association REMICS, Series
	2007-110, Class FA, 0.706% (1 Month USD LIBOR
	+ 62 bps), 12/25/37	46,996
35,007(a)	Federal National Mortgage Association REMICS, Series
	2008-6, Class FA, 0.786% (1 Month USD LIBOR +
	70 bps), 2/25/38	35,639
140,341(a)	Federal National Mortgage Association REMICS, Series
	2008-88, Class FA, 1.306% (1 Month USD LIBOR
	+ 122 bps), 10/25/38	145,063
61,588(a)	Federal National Mortgage Association REMICS, Series
	2009-113, Class FB, 0.636% (1 Month USD LIBOR
	+ 55 bps), 1/25/40	62,516
5(a)	Federal National Mortgage Association REMICS, Series
	2010-38, Class F, 0.386% (1 Month USD LIBOR +
	30 bps), 4/25/25	5
46,992(a)	Federal National Mortgage Association REMICS, Series
	2010-43, Class FD, 0.686% (1 Month USD LIBOR
	+ 60 bps), 5/25/40	47,764
103,594(a)	Federal National Mortgage Association REMICS, Series
	2010-43, Class IF, 0.586% (1 Month USD LIBOR
	+ 50 bps), 5/25/40	102,654
37,175(a)	Federal National Mortgage Association REMICS, Series
	2011-19, Class FM, 0.636% (1 Month USD LIBOR
	+ 55 bps), 5/25/40	37,234
122,230(a)	Federal National Mortgage Association REMICS, Series
	2012-40, Class PF, 0.586% (1 Month USD LIBOR
	+ 50 bps), 4/25/42	123,687

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 45

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,254,283(a)	Federal National Mortgage Association Trust, Series
	2003-W6, Class F, 0.434% (1 Month USD LIBOR +
	35 bps), 9/25/42	$ 1,261,247
526,852(a)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 2AF, 0.306% (1 Month USD LIBOR +
	22 bps), 3/25/45	524,990
40,242(b)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 3A, 3.306%, 4/25/45	43,687
62,741(b)	Federal National Mortgage Association Trust, Series
	2005-W4, Class 3A, 2.652%, 6/25/45	66,335
492,237(a)	Federal National Mortgage Association Whole Loan,
	Series 2007-W1, Class 1AF1, 0.346% (1 Month USD
	LIBOR + 26 bps), 11/25/46	488,633
688,046(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 3.836% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	694,126
4,655,419(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.186% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	4,723,136
7,550,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class M2, 2.3% (SOFR30A +
	225 bps), 8/25/33 (144A)	7,639,892
4,700,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA3,
	Class M2, 2.15% (SOFR30A +
	210 bps), 9/25/41 (144A)	4,708,078
14,263,814(a)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class M2,
	1.486% (1 Month USD LIBOR + 140 bps), 2/25/49
	(144A)	14,350,241
11,095,125(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2013-DN2, Class M2, 4.336% (1 Month USD LIBOR
	+ 425 bps), 11/25/23	11,420,380
4,164,619(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2015-DNA3, Class M3, 4.786% (1 Month USD
	LIBOR + 470 bps), 4/25/28	4,307,731
11,275,220(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA1, Class M3, 5.634% (1 Month USD
	LIBOR + 555 bps), 7/25/28	11,825,532
12,781,989(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA3, Class M3, 5.086% (1 Month USD
	LIBOR + 500 bps), 12/25/28	13,394,826
13,185,004(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-DNA4, Class M3, 3.886% (1 Month USD
	LIBOR + 380 bps), 3/25/29	13,641,417
110,302(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2016-HQA3, Class M2, 1.436% (1 Month USD
	LIBOR + 135 bps), 3/25/29	110,342

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,425,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class B1D, 2.586% (1 Month USD
	LIBOR + 250 bps), 12/25/42	$ 3,360,126
6,243,400(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class M2, 2.536% (1 Month USD
	LIBOR + 245 bps), 12/25/42	6,287,647
964,968(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class M2D, 1.336% (1 Month USD
	LIBOR + 125 bps), 12/25/42	955,023
1,378,670(a)	Gosforth Funding Plc, Series 2018-1A, Class A1, 0.579%
	(3 Month USD LIBOR + 45 bps), 8/25/60 (144A)	1,380,401
67,537(a)	Government National Mortgage Association, Series
	2003-7, Class FB, 0.285% (1 Month USD LIBOR +
	20 bps), 1/16/33	67,425
327,290(a)	Government National Mortgage Association, Series
	2005-3, Class FC, 0.335% (1 Month USD LIBOR +
	25 bps), 1/16/35	327,706
300,533(a)	Government National Mortgage Association, Series
	2005-16, Class FA, 0.337% (1 Month USD LIBOR +
	25 bps), 2/20/35	300,995
101,817(a)	Government National Mortgage Association, Series
	2008-69, Class FA, 0.587% (1 Month USD LIBOR +
	50 bps), 8/20/38	102,245
98,632(a)	Government National Mortgage Association, Series
	2009-66, Class UF, 1.085% (1 Month USD LIBOR +
	100 bps), 8/16/39	100,852
180,290(a)	Government National Mortgage Association, Series
	2009-88, Class MF, 0.687% (1 Month USD LIBOR +
	60 bps), 7/20/39	180,609
77,034(a)	Government National Mortgage Association, Series
	2009-92, Class FJ, 0.765% (1 Month USD LIBOR +
	68 bps), 10/16/39	78,090
1,100,000	GS Mortgage Securities Corp. Trust, Series 2021-IP,
	Class E, 0.0%, 10/15/36 (144A)	1,100,000
11,151,355(a)	Home Partners of America Trust, Series 2017-1, Class A,
	0.901% (1 Month USD LIBOR + 82 bps), 7/17/34
	(144A)	11,156,642
7,200,000(a)	Home Partners of America Trust, Series 2017-1, Class B,
	1.434% (1 Month USD LIBOR + 135 bps), 7/17/34
	(144A)	7,203,984
4,406,473(a)	Home Re, Ltd., Series 2018-1, Class M1, 1.686%
	(1 Month USD LIBOR + 160 bps), 10/25/28 (144A)	4,412,603
4,795,459(a)	Home Re, Ltd., Series 2019-1, Class M1, 1.736%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	4,795,460
6,640,000(a)	Home Re, Ltd., Series 2020-1, Class M1B, 3.336%
	(1 Month USD LIBOR + 325 bps), 10/25/30 (144A)	6,698,869

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 47

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,650,000(a)	Home Re, Ltd., Series 2020-1, Class M1C, 4.236%
	(1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	$ 4,739,049
9,501,000(a)	Home Re, Ltd., Series 2021-1, Class M1B, 1.636%
	(1 Month USD LIBOR + 155 bps), 7/25/33 (144A)	9,466,614
7,360,000	Home Re, Ltd., Series 2021-1, Class M2, 2.936%,
	7/25/33 (144A)	7,216,458
7,113,000(a)	Home Re, Ltd., Series 2021-2, Class M1C, 2.85%
	(SOFR30A + 280 bps), 1/25/34 (144A)	7,121,487
3,024,547(b)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class A2, 1.362%, 9/25/56 (144A)	3,022,612
5,000,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA,
	3.4%, 8/18/43 (144A)	5,218,750
1,867,435(b)	JP Morgan Mortgage Trust, Series 2014-IVR3, Class B4,
	2.397%, 9/25/44 (144A)	1,903,439
4,471,276(b)	JP Morgan Mortgage Trust, Series 2014-IVR6, Class B1,
	2.414%, 7/25/44 (144A)	4,519,810
1,122,877(b)	JP Morgan Mortgage Trust, Series 2017-4, Class A9,
	3.5%, 11/25/48 (144A)	1,126,664
14,826,081(a)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class A2, 0.836% (1 Month USD LIBOR + 75 bps),
	4/25/46 (144A)	14,792,756
2,429,758(a)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class A3, 0.836% (1 Month USD LIBOR + 75 bps),
	4/25/46 (144A)	2,414,847
8,085,192(b)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B1,
	2.11%, 4/25/46 (144A)	8,089,790
7,647,166(b)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B2,
	2.11%, 4/25/46 (144A)	7,618,339
1,401,662(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 0.586% (1 Month USD LIBOR +
	50 bps), 5/25/33 (144A)	1,393,280
5,738,512(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B1, 0.833%, 5/25/33 (144A)	5,702,221
5,349,203(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B2, 0.833%, 5/25/33 (144A)	5,309,024
4,123,765(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B3, 0.833%, 5/25/33 (144A)	4,087,260
298,888(b)	JP Morgan Trust, Series 2015-1, Class 1A14, 1.985%
	(1 Month USD LIBOR + 0 bps), 12/25/44 (144A)	302,666
19,487,338(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 2.586% (1 Month USD LIBOR +
	250 bps), 4/1/24 (144A)	19,432,644
21,654,237(a)	LSTAR Securities Investment, Ltd., Series 2019-4,
	Class A1, 2.586% (1 Month USD LIBOR +
	250 bps), 5/1/24 (144A)	21,510,720
12,577,243(a)	LSTAR Securities Investment, Ltd., Series 2021-1,
	Class A, 1.886% (1 Month USD LIBOR +
	180 bps), 2/1/26 (144A)	12,632,167

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
11,214,850(a)	LSTAR Securities Investment, Ltd., Series 2021-2,
	Class A1, 1.786% (1 Month USD LIBOR +
	170 bps), 3/2/26 (144A)	$ 11,218,354
6,000,000(a)	Mello Warehouse Securitization Trust, Series 2020-2,
	Class G, 4.836% (1 Month USD LIBOR +
	475 bps), 11/25/53 (144A)	5,999,992
8,560(b)	Merrill Lynch Mortgage Investors Trust, Series 2003-G,
	Class A3, 1.86%, 1/25/29	8,728
484,420(a)	Merrill Lynch Mortgage Investors Trust, Series 2003-H,
	Class A1, 0.726% (1 Month USD LIBOR +
	64 bps), 1/25/29	479,857
265,837(a)	Merrill Lynch Mortgage Investors Trust, Series 2004-B,
	Class A2, 0.719% (6 Month USD LIBOR +
	54 bps), 5/25/29	266,926
19,606(a)	Merrill Lynch Mortgage Investors Trust, Series 2004-C,
	Class A2B, 1.159% (6 Month USD LIBOR +
	100 bps), 7/25/29	19,633
86,141(b)	Merrill Lynch Mortgage Investors Trust, Series 2004-D,
	Class A3, 1.887%, 9/25/29	86,749
1,057,148(b)	Morgan Stanley Residential Mortgage Loan Trust, Series
	2014-1A, Class A1, 2.328%, 6/25/44 (144A)	1,078,625
2,564,000(b)	Morgan Stanley Residential Mortgage Loan Trust, Series
	2014-1A, Class B4, 2.328%, 6/25/44 (144A)	2,718,993
7,880,000(a)	Mortgage Insurance-Linked Notes, Series 2021-3,
	Class M1B, 2.95% (SOFR30A +
	290 bps), 2/25/34 (144A)	7,938,957
7,975,000(a)	NewRez Warehouse Securitization Trust, Series 2021-1,
	Class E, 3.336% (1 Month USD LIBOR +
	325 bps), 5/25/55 (144A)	7,984,320
5,893,993(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M1, 1.636%
	(1 Month USD LIBOR + 155 bps), 7/25/28 (144A)	5,893,992
4,970,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 3.586%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	5,037,905
13,573,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 2.036%
	(1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	13,572,997
4,300,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.686%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	4,369,370
5,750,000(a)	Oaktown Re VI, Ltd., Series 2021-1A, Class M1B, 2.1%
	(SOFR30A + 205 bps), 10/25/33 (144A)	5,821,699
1,000,000(a)	Oaktown Re VI, Ltd., Series 2021-1A, Class M2, 4.0%
	(SOFR30A + 395 bps), 10/25/33 (144A)	1,038,762
813,445(a)	OBX Trust, Series 2019-EXP1, Class 2A1A, 1.036%
	(1 Month USD LIBOR + 95 bps), 1/25/59 (144A)	813,996
885,161(a)	Pepper Residential Securities Trust, Series 21A,
	Class A1U, 0.965% (1 Month USD LIBOR +
	88 bps), 1/16/60 (144A)	887,055

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 49

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,828,859(a)	Pepper Residential Securities Trust No. 22, Series 22A,
	Class A1U, 1.087% (1 Month USD LIBOR +
	100 bps), 6/20/60 (144A)	$ 1,830,036
3,926,259(a)	Pepper Residential Securities Trust No. 25, Series 25A,
	Class A1U, 1.013% (1 Month USD LIBOR +
	93 bps), 3/12/61 (144A)	3,938,662
6,900,000(a)	Provident Funding Mortgage Warehouse Securitization
	Trust, Series 2021-1, Class G, 5.586% (1 Month USD
	LIBOR + 550 bps), 2/25/55 (144A)	6,900,000
741,471(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.486%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	741,625
4,967,751(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.036%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	4,987,158
17,250,000(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 1.836%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	17,284,417
2,150,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.836%
	(1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	2,140,779
634,828(a)	Radnor Re, Ltd., Series 2020-2, Class M1B, 4.086%
	(1 Month USD LIBOR + 400 bps), 10/25/30 (144A)	634,827
2,740,000(a)	Radnor Re, Ltd., Series 2020-2, Class M1C, 4.686%
	(1 Month USD LIBOR + 460 bps), 10/25/30 (144A)	2,755,447
20,516,000(a)	Radnor Re, Ltd., Series 2021-1, Class M1C, 2.75%
	(SOFR30A + 270 bps), 12/27/33 (144A)	20,515,992
1,790,000(a)	Radnor Re, Ltd., Series 2021-1, Class M2, 3.2%
	(SOFR30A + 315 bps), 12/27/33 (144A)	1,789,999
1,434,249(a)	RESI Finance LP, Series 2003-CB1, Class B3, 1.535%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	1,284,703
2,297,599(a)	Resimac MBS Trust, Series 2018-2A, Class A1A, 0.935%
	(1 Month USD LIBOR + 85 bps), 4/10/50 (144A)	2,300,601
846,575(a)	Resimac Premier, Series 2018-1A, Class A1, 0.885%
	(1 Month USD LIBOR + 80 bps), 11/10/49 (144A)	847,326
5,039,420(a)	Resimac Premier, Series 2019-2A, Class A1, 1.035%
	(1 Month USD LIBOR + 95 bps), 2/10/51 (144A)	5,054,463
2,986,052(a)	Resimac Premier, Series 2020-1A, Class A1A, 1.133%
	(1 Month USD LIBOR + 105 bps), 2/7/52 (144A)	3,003,592
2,588,413(b)	RMF Buyout Issuance Trust, Series 2020-1, Class A,
	2.158%, 2/25/30 (144A)	2,590,266
2,000,000(b)	RMF Buyout Issuance Trust, Series 2020-1, Class M1,
	2.332%, 2/25/30 (144A)	2,001,030
3,119,939(b)	RMF Buyout Issuance Trust, Series 2020-2, Class A,
	1.706%, 6/25/30 (144A)	3,127,381
9,350,000(a)	STACR Trust, Series 2018-DNA3, Class M2B, 2.186%
	(1 Month USD LIBOR + 210 bps), 9/25/48 (144A)	9,492,654
7,747,796(a)	STACR Trust, Series 2018-HRP1, Class B1, 3.836%
	(1 Month USD LIBOR + 375 bps), 4/25/43 (144A)	7,976,192
7,418,272(a)	STACR Trust, Series 2018-HRP1, Class M2, 1.736%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	7,437,906

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,450,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.486%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	$ 8,604,022
4,520,879(a)	Towd Point HE Trust, Series 2019-HE1, Class A1, 0.986%
	(1 Month USD LIBOR + 90 bps), 4/25/48 (144A)	4,524,159
3,099,777(a)	Towd Point HE Trust, Series 2019-HE1, Class M1, 1.186%
	(1 Month USD LIBOR + 110 bps), 4/25/48 (144A)	3,096,191
5,280,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1B, 3.986%
	(1 Month USD LIBOR + 390 bps), 10/25/30 (144A)	5,300,491
4,360,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.586%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	4,420,179
6,440,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.486%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	6,454,824
8,170,000(a)	Traingle Re, Ltd., Series 2021-1, Class M2, 3.986%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	8,189,402
5,875,000	ZH Trust, Series 2021-1, Class A, 2.253%,
	2/18/27 (144A)	5,881,468
1,000,000	ZH Trust, Series 2021-1, Class B, 3.262%,
	2/18/27 (144A)	999,349
5,050,000	ZH Trust, Series 2021-2, Class B, 3.506%,
	10/17/27 (144A)	5,049,989
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $763,361,381)	$ 762,946,824
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 8.5% of Net Assets
2,216,742(a)	ACRES Commercial Realty Corp., Series 2020-RSO8,
	Class A, 1.314% (SOFR30A +
	126 bps), 3/15/35 (144A)	$ 2,218,912
12,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR,
	Class E, 2.334% (1 Month USD LIBOR + 225 bps),
	9/15/32 (144A)	12,187,224
8,000,000(a)	BAMLL Commercial Mortgage Securities Trust, Series
	2019-RLJ, Class C, 1.684% (1 Month USD LIBOR +
	160 bps), 4/15/36 (144A)	7,943,077
5,250,000(a)	BDS, Series 2021-FL8, Class A, 1.005% (1 Month USD
	LIBOR + 92 bps), 1/18/36 (144A)	5,246,598
1,150,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 2.134% (1 Month
	USD LIBOR + 205 bps), 11/15/28 (144A)	1,162,190
9,450,000(a)	BHP Trust, Series 2019-BXHP, Class D, 1.855% (1 Month
	USD LIBOR + 177 bps), 8/15/36 (144A)	9,426,281
7,625,000(a)	BTH-21 Mortgage-Backed Securities Trust, Series
	2018-21, Class A, 2.586% (1 Month USD LIBOR +
	250 bps), 10/7/21 (144A)	7,622,031
5,810,000(a)	BX Commercial Mortgage Trust, Series 2018-IND,
	Class D, 1.384% (1 Month USD LIBOR + 130 bps),
	11/15/35 (144A)	5,811,745

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 51

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
14,412,648(a)	BX Commercial Mortgage Trust, Series 2019-XL,
	Class G, 2.384% (1 Month USD LIBOR + 230 bps),
	10/15/36 (144A)	$ 14,453,081
9,300,000(a)	BX Trust, Series 2019-ATL, Class B, 1.471% (1 Month
	USD LIBOR + 139 bps), 10/15/36 (144A)	9,294,387
8,000,000(a)	BXP Trust, Series 2017-CQHP, Class B, 1.184% (1 Month
	USD LIBOR + 110 bps), 11/15/34 (144A)	7,797,868
2,171,167(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1,
	Class B, 1.234% (1 Month USD LIBOR +
	115 bps), 6/15/31 (144A)	2,112,380
710,842(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
	Class A, 1.938% (1 Month USD LIBOR +
	185 bps), 11/15/31 (144A)	698,115
10,000,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class C, 1.534% (1 Month USD LIBOR +
	145 bps), 11/15/36 (144A)	9,987,994
5,700,000(a)	CGMS Commercial Mortgage Trust, Series 2017-MDRC,
	Class C, 1.384% (1 Month USD LIBOR +
	130 bps), 7/15/30 (144A)	5,608,807
14,891,307(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class C, 1.834% (1 Month USD LIBOR + 175 bps),
	6/15/34 (144A)	14,853,879
9,500,000(a)	CHT Mortgage Trust, Series 2017-CSMO, Class C, 1.584%
	(1 Month USD LIBOR + 150 bps), 11/15/36 (144A)	9,506,052
4,000,000(a)	CIM Retail Portfolio Trust, Series 2021-RETL, Class A,
	1.484% (1 Month USD LIBOR + 140 bps), 8/15/36
	(144A)	4,004,980
6,000,000(a)	CLNY Trust, Series 2019-IKPR, Class B, 1.562% (1 Month
	USD LIBOR + 148 bps), 11/15/38 (144A)	5,996,328
2,000,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 2.805% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	1,996,220
5,400,000(a)	Credit Suisse Commercial Mortgage Securities Corp.,
	Series 2019-SKLZ, Class B, 1.984% (1 Month USD LIBOR
	+ 190 bps), 1/15/34 (144A)	5,361,448
10,000,000(a)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.234% (1 Month USD LIBOR
	+ 215 bps), 5/15/36 (144A)	10,016,002
1,530,689(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M1, 2.05% (SOFR30A +
	200 bps), 1/25/51 (144A)	1,540,944
8,000,000(a)	Great Wolf Trust, Series 2019-WOLF, Class D, 2.017%
	(1 Month USD LIBOR + 193 bps), 12/15/36 (144A)	7,949,726
3,500,000(a)	GS Mortgage Securities Corp. Trust, Series 2017-STAY,
	Class B, 1.684% (1 Month USD LIBOR +
	160 bps), 7/15/32 (144A)	3,509,374
10,900,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-TWR,
	Class A, 0.984% (1 Month USD LIBOR +
	90 bps), 7/15/31 (144A)	10,899,782

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
11,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 1.834% (1 Month USD LIBOR +
	175 bps), 10/15/36 (144A)	$ 10,834,124
7,400,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 2.034% (1 Month USD LIBOR +
	195 bps), 8/15/32 (144A)	7,372,041
10,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 1.184% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	10,046,412
9,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.584% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	8,764,608
4,300,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class A, 1.18% (1 Month USD LIBOR + 109 bps),
	10/15/31 (144A)	4,299,999
9,729,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class B, 1.39% (1 Month USD LIBOR + 130 bps),
	10/15/31 (144A)	9,692,269
8,135,347(a)	HPLY Trust, Series 2019-HIT, Class C, 1.684% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	8,115,003
4,665,000(a)	InTown Hotel Portfolio Trust, Series 2018-STAY,
	Class A, 1.034% (1 Month USD LIBOR + 95 bps),
	1/15/33 (144A)	4,669,174
4,230,000(a)	InTown Hotel Portfolio Trust, Series 2018-STAY,
	Class B, 1.384% (1 Month USD LIBOR + 130 bps),
	1/15/33 (144A)	4,235,062
8,799,335(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2017-FL11, Class B, 1.184% (1 Month USD LIBOR
	+ 110 bps), 10/15/32 (144A)	8,762,886
7,300,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-PHH, Class B, 2.81% (1 Month USD LIBOR +
	131 bps), 6/15/35 (144A)	7,190,970
2,800,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class BFL, 1.583% (1 Month USD
	LIBOR + 150 bps), 7/5/33 (144A)	2,807,209
4,000,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class CFL, 1.983% (1 Month USD
	LIBOR + 190 bps), 7/5/33 (144A)	4,011,668
3,600,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-BKWD, Class C, 1.684% (1 Month USD LIBOR
	+ 160 bps), 9/15/29 (144A)	3,584,059
1,650,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-BKWD, Class E, 2.684% (1 Month USD LIBOR
	+ 260 bps), 9/15/29 (144A)	1,623,091
10,300,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-MFP, Class E, 2.244% (1 Month USD LIBOR
	+ 216 bps), 7/15/36 (144A)	10,177,040

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 53

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
6,735,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2020-609M, Class A, 1.454% (1 Month USD LIBOR
	+ 137 bps), 10/15/33 (144A)	$ 6,743,337
8,050,000(a)	MBRT, Series 2019-MBR, Class B, 1.234% (1 Month USD
	LIBOR + 115 bps), 11/15/36 (144A)	8,044,820
1,325,329(b)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	993,997
8,500,000(a)	Morgan Stanley Capital I Trust, Series 2017-ASHF,
	Class B, 1.334% (1 Month USD LIBOR +
	125 bps), 11/15/34 (144A)	8,496,928
8,250,000(a)	Morgan Stanley Capital I Trust, Series 2017-CLS,
	Class C, 1.084% (1 Month USD LIBOR +
	100 bps), 11/15/34 (144A)	8,252,609
9,610,247(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class B, 1.334% (1 Month USD LIBOR +
	125 bps), 8/15/33 (144A)	9,590,690
5,220,000(a)	MTRO Commercial Mortgage Trust, Series 2019-TECH,
	Class C, 1.384% (1 Month USD LIBOR +
	130 bps), 12/15/33 (144A)	5,193,941
3,662,523(a)	Natixis Commercial Mortgage Securities Trust, Series
	2018-FL1, Class MCR1, 2.434% (1 Month USD
	LIBOR + 235 bps), 6/15/35 (144A)	3,618,607
11,500,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 1.884% (1 Month USD LIBOR
	+ 180 bps), 7/15/36 (144A)	11,496,585
4,500,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL6,
	Class A, 1.036% (1 Month USD LIBOR +
	95 bps), 7/25/36 (144A)	4,498,591
2,175,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL6,
	Class D, 2.486% (1 Month USD LIBOR +
	240 bps), 7/25/36 (144A)	2,174,318
1,519,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL6,
	Class E, 2.986% (1 Month USD LIBOR +
	290 bps), 7/25/36 (144A)	1,519,945
6,787,234(a)	SLIDE, Series 2018-FUN, Class B, 1.584% (1 Month USD
	LIBOR + 150 bps), 6/15/31 (144A)	6,770,130
769,141(b)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	765,649
4,374,433(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 1.583% (1 Month USD LIBOR +
	150 bps), 11/11/34 (144A)	4,366,101
596,821(b)	WaMu Commercial Mortgage Securities Trust, Series
	2006-SL1, Class C, 1.647%, 11/23/43 (144A)	596,099
12,800,000(a)	Wells Fargo Commercial Mortgage Trust, Series
	2017-SMP, Class C, 1.409% (1 Month USD LIBOR +
	133 bps), 12/15/34 (144A)	12,752,637
13,125,000(a)	XCAL Mortgage Trust, Series 2019-1, Class A, 4.4%
	(1 Month USD LIBOR + 225 bps), 11/6/21 (144A)	13,185,970

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
14,200,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.05%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	$ 14,245,635
13,500,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.05%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	13,538,981
4,375,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 4.25%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	4,402,858
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $426,247,912)	$ 424,639,468
	CORPORATE BONDS — 28.4% of Net Assets
	Aerospace & Defense — 0.2%
10,000,000	Boeing Co., 1.167%, 2/4/23	$ 10,023,015
	Total Aerospace & Defense	$ 10,023,015
	Auto Manufacturers — 2.8%
6,575,000(a)	American Honda Finance Corp., 0.399% (3 Month
	USD LIBOR + 28 bps), 1/12/24	$ 6,592,423
3,960,000(a)	American Honda Finance Corp., 0.498% (3 Month
	USD LIBOR + 37 bps), 5/10/23	3,979,309
9,190,000(a)	American Honda Finance Corp., 0.672% (3 Month
	USD LIBOR + 54 bps), 6/27/22	9,226,549
12,323,000(a)	BMW US Capital LLC, 0.58% (SOFRRATE + 53 bps),
	4/1/24 (144A)	12,453,217
15,000,000(a)	Daimler Finance North America LLC, 1.025% (3 Month
	USD LIBOR + 90 bps), 2/15/22 (144A)	15,046,655
9,467,000	Daimler Finance North America LLC, 2.85%,
	1/6/22 (144A)	9,529,766
15,000,000	Daimler Finance North America LLC, 3.4%,
	2/22/22 (144A)	15,181,030
2,015,000(a)	Ford Motor Credit Co. LLC, 0.999% (3 Month USD
	LIBOR + 88 bps), 10/12/21	2,015,000
6,360,000(a)	General Motors Financial Co., Inc., 0.81% (SOFRRATE +
	76 bps), 3/8/24	6,414,059
11,000,000(a)	Nissan Motor Acceptance Corp., 0.755% (3 Month USD
	LIBOR + 64 bps), 3/8/24 (144A)	11,024,137
17,904,000(a)	Toyota Motor Credit Corp., 0.37% (SOFRRATE +
	32 bps), 4/6/23	17,945,000
11,000,000(a)	Toyota Motor Credit Corp., 0.38% (SOFRRATE +
	33 bps), 1/11/24	11,037,917
9,175,000(a)	Volkswagen Group of America Finance LLC, 1.063%
	(3 Month USD LIBOR + 94 bps), 11/12/21 (144A)	9,184,314
11,705,000	Volkswagen Group of America Finance LLC,
	2.9%, 5/13/22 (144A)	11,888,278
	Total Auto Manufacturers	$ 141,517,654

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 55

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Banks — 17.3%
5,600,000(a)	Banco Santander SA, 1.221% (3 Month USD LIBOR +
	109 bps), 2/23/23	$ 5,668,733
7,200,000(a)	Banco Santander SA, 1.679% (3 Month USD LIBOR +
	156 bps), 4/11/22	7,256,840
5,700,000(a)	Bank of America Corp., 0.529% (3 Month BSBY3M +
	43 bps), 5/28/24	5,715,914
9,450,000(a)	Bank of America Corp., 0.78% (SOFRRATE +
	73 bps), 10/24/24	9,541,456
23,289,000(a)	Bank of America Corp., 0.906% (3 Month USD LIBOR +
	79 bps), 3/5/24	23,494,683
5,237,000(a)	Bank of America Corp., 1.125% (3 Month USD LIBOR +
	100 bps), 4/24/23	5,265,623
7,468,000(a)	Bank of America Corp., 1.294% (3 Month USD LIBOR +
	116 bps), 1/20/23	7,493,413
18,812,000(a)	Bank of America Corp., 1.314% (3 Month USD LIBOR +
	118 bps), 10/21/22	18,822,876
14,760,000(a)	Bank of Montreal, 0.315% (SOFRRATE +
	27 bps), 9/15/23	14,778,893
12,000,000(a)	Bank of Montreal, 0.37% (SOFRRATE + 32 bps), 7/9/24	12,023,136
16,000,000(a)	Bank of Montreal, 0.4% (SOFRRATE + 35 bps), 12/8/23	16,043,994
3,185,000(a)	Bank of Montreal, 0.73% (SOFRRATE + 68 bps), 3/10/23	3,208,672
9,200,000(a)	Bank of Nova Scotia, 0.495% (SOFRRATE +
	45 bps), 4/15/24	9,240,195
15,240,000(a)	Banque Federative du Credit Mutuel SA, 0.864%
	(3 Month USD LIBOR + 73 bps), 7/20/22 (144A)	15,326,951
2,620,000(a)	Banque Federative du Credit Mutuel SA, 1.094%
	(3 Month USD LIBOR + 96 bps), 7/20/23 (144A)	2,659,336
5,125,000	Banque Federative du Credit Mutuel SA, 2.125%,
	11/21/22 (144A)	5,228,109
12,008,000(a)	Barclays Plc, 1.555% (3 Month USD LIBOR +
	143 bps), 2/15/23	12,063,284
6,050,000(a)	Barclays Plc, 1.744% (3 Month USD LIBOR +
	163 bps), 1/10/23	6,070,439
7,980,000	BNP Paribas SA, 2.95%, 5/23/22 (144A)	8,116,682
18,956,000(a)	BPCE SA, 1.351% (3 Month USD LIBOR + 122 bps),
	5/22/22 (144A)	19,090,775
13,207,000	BPCE SA, 3.0%, 5/22/22 (144A)	13,433,897
18,400,000(a)	Canadian Imperial Bank of Commerce, 0.45%
	(SOFRRATE + 40 bps), 12/14/23	18,444,834
10,900,000(a)	Citigroup, Inc., 0.719% (SOFRRATE + 67 bps), 5/1/25	10,995,658
9,645,000(a)	Citigroup, Inc., 0.819% (3 Month USD LIBOR +
	69 bps), 10/27/22	9,699,041
16,729,000(a)	Citigroup, Inc., 1.085% (3 Month USD LIBOR +
	96 bps), 4/25/22	16,802,582
13,621,000(a)	Citigroup, Inc., 1.185% (3 Month USD LIBOR +
	107 bps), 12/8/21	13,635,116

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Banks — (continued)
2,350,000(a)	Cooperatieve Rabobank UA, 0.599% (3 Month USD
	LIBOR + 48 bps), 1/10/23	$ 2,362,744
19,085,000(a)	Credit Suisse AG, 0.43% (SOFRRATE + 38 bps), 8/9/23	19,149,890
10,000,000(a)	Credit Suisse AG, 0.44% (SOFRRATE + 39 bps), 2/2/24	10,018,800
6,340,000(a)	Credit Suisse AG, 0.5% (SOFRRATE + 45 bps), 2/4/22	6,347,906
10,765,000(a)	Credit Suisse Group AG, 1.316% (3 Month USD LIBOR +
	120 bps), 12/14/23 (144A)	10,873,060
6,457,000	Danske Bank A/S, 2.7%, 3/2/22 (144A)	6,521,151
7,000,000(a)	Federation des Caisses Desjardins du Quebec, 0.481%
	(SOFRRATE + 43 bps), 5/21/24 (144A)	7,014,910
20,725,000(a)	Goldman Sachs Group, Inc., 0.55% (SOFRRATE +
	50 bps), 9/10/24	20,755,963
13,002,000(a)	Goldman Sachs Group, Inc., 0.59% (SOFRRATE +
	54 bps), 11/17/23	13,043,838
9,550,000(a)	Goldman Sachs Group, Inc., 0.881% (3 Month USD
	LIBOR + 75 bps), 2/23/23	9,625,043
20,000,000	ING Groep NV, 3.15%, 3/29/22	20,287,398
4,650,000	Intesa Sanpaolo S.p.A., 3.125%, 7/14/22 (144A)	4,748,500
8,000,000(a)	JPMorgan Chase & Co., 0.585% (SOFRRATE +
	54 bps), 6/1/25	8,045,030
11,800,000(a)	JPMorgan Chase & Co., 0.868% (3 Month USD LIBOR +
	73 bps), 4/23/24	11,903,292
10,150,000(a)	JPMorgan Chase & Co., 1.025% (3 Month USD LIBOR +
	90 bps), 4/25/23	10,226,134
11,294,000(a)	KeyBank NA, 0.39% (SOFRRATE + 34 bps), 1/3/24	11,313,484
2,905,000(a)	KeyBank NA, 0.786% (3 Month USD LIBOR +
	66 bps), 2/1/22	2,910,961
15,450,000	Lloyds Banking Group Plc, 3.0%, 1/11/22	15,564,638
3,000,000(a)	Mitsubishi UFJ Financial Group, Inc., 0.816% (3 Month
	USD LIBOR + 70 bps), 3/7/22	3,008,402
25,302,000(a)	Mitsubishi UFJ Financial Group, Inc., 0.915% (3 Month
	USD LIBOR + 79 bps), 7/25/22	25,451,318
9,490,000	Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/22	9,664,835
6,295,000(a)	Mizuho Financial Group, Inc., 0.964% (3 Month USD
	LIBOR + 85 bps), 9/13/23	6,334,426
7,505,000(a)	Mizuho Financial Group, Inc., 0.994% (3 Month USD
	LIBOR + 88 bps), 9/11/22	7,569,211
14,679,000(a)	Mizuho Financial Group, Inc., 1.061% (3 Month USD
	LIBOR + 94 bps), 2/28/22	14,733,732
23,460,000	Morgan Stanley, 2.75%, 5/19/22	23,839,057
13,500,000	Morgan Stanley, 3.75%, 2/25/23	14,115,017
15,000,000(a)	National Bank of Canada, 0.54% (SOFRRATE +
	49 bps), 8/6/24	15,063,149
8,790,000(a)	NatWest Group Plc, 1.595% (3 Month USD LIBOR +
	147 bps), 5/15/23	8,859,984

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 57

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
4,200,000(a)	NatWest Markets Plc, 0.58% (SOFRRATE + 53 bps),
	8/12/24 (144A)	$ 4,223,762
9,315,000	NatWest Markets Plc, 3.625%, 9/29/22 (144A)	9,622,403
15,000,000	Nordea Bank Abp, 4.25%, 9/21/22 (144A)	15,552,338
13,159,000(a)	PNC Bank NA, 0.629% (3 Month USD LIBOR +
	50 bps), 7/27/22	13,209,416
22,000,000(a)	Royal Bank of Canada, 0.35% (SOFRRATE +
	30 bps), 1/19/24	22,059,400
12,310,000(a)	Royal Bank of Canada, 0.6% (3 Month USD LIBOR +
	47 bps), 4/29/22	12,342,454
4,800,000	Royal Bank of Canada, 3.35%, 10/22/21 (144A)	4,807,620
15,252,000(a)	Skandinaviska Enskilda Banken AB, 0.759% (3 Month
	USD LIBOR + 65 bps), 12/12/22 (144A)	15,354,101
11,850,000(a)	Standard Chartered Plc, 1.3% (SOFRRATE +
	125 bps), 10/14/23 (144A)	11,962,288
4,232,000(a)	Sumitomo Mitsui Financial Group, Inc., 0.874% (3 Month
	USD LIBOR + 74 bps), 10/18/22	4,260,991
22,118,000(a)	Sumitomo Mitsui Financial Group, Inc., 0.899% (3 Month
	USD LIBOR + 78 bps), 7/12/22	22,240,435
12,220,000(a)	Sumitomo Mitsui Trust Bank Ltd., 0.49% (SOFRRATE +
	44 bps), 9/16/24 (144A)	12,237,719
9,825,000(a)	Toronto-Dominion Bank, 0.4% (SOFRRATE +
	35 bps), 9/10/24	9,851,135
5,265,000(a)	Toronto-Dominion Bank, 0.65% (3 Month USD LIBOR +
	53 bps), 12/1/22	5,294,941
1,000,000(a)	Toronto-Dominion Bank, 0.774% (3 Month USD LIBOR +
	64 bps), 7/19/23	1,009,815
9,000,000(a)	Truist Bank, 0.25% (SOFRRATE + 20 bps), 1/17/24	9,005,430
25,014,000(a)	Truist Bank, 0.714% (3 Month USD LIBOR +
	59 bps), 5/17/22	25,094,057
10,800,000(a)	UBS AG, 0.37% (SOFRRATE + 32 bps), 6/1/23 (144A)	10,830,629
5,800,000(a)	UBS AG, 0.41% (SOFRRATE + 36 bps), 2/9/24 (144A)	5,820,660
8,110,000	UBS AG, 7.625%, 8/17/22	8,592,650
16,208,000(a)	UBS Group AG, 1.656% (3 Month USD LIBOR +
	153 bps), 2/1/22 (144A)	16,286,922
6,325,000	UniCredit S.p.A., 3.75%, 4/12/22 (144A)	6,429,240
5,332,000(a)	Wells Fargo & Co., 1.235% (3 Month USD LIBOR +
	111 bps), 1/24/23	5,350,387
	Total Banks	$ 860,911,798
	Commercial Services — 0.2%
9,290,000	ERAC USA Finance LLC, 3.3%, 10/15/22 (144A)	$ 9,561,105
	Total Commercial Services	$ 9,561,105
	Diversified Financial Services — 1.1%
15,735,000(a)	Air Lease Corp., 0.466% (3 Month USD LIBOR +
	35 bps), 12/15/22	$ 15,764,340

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
23,740,000(a)	American Express Co., 0.736% (3 Month USD LIBOR +
	61 bps), 8/1/22	$ 23,841,379
15,850,000(a)	Capital One Financial Corp., 0.849% (3 Month USD
	LIBOR + 72 bps), 1/30/23	15,976,292
	Total Diversified Financial Services	$ 55,582,011
	Electric — 1.8%
6,440,000(a)	American Electric Power Co., Inc., 0.606% (3 Month
	USD LIBOR + 48 bps), 11/1/23	$ 6,443,978
7,600,000(a)	CenterPoint Energy, Inc., 0.7% (SOFRRATE +
	65 bps), 5/13/24	7,615,504
9,175,000(a)	Dominion Energy, Inc., 0.646% (3 Month USD LIBOR +
	53 bps), 9/15/23	9,177,165
17,130,000	Dominion Energy, Inc., 2.75%, 1/15/22	17,215,159
1,863,000(a)	Eversource Energy, 0.3% (SOFRRATE + 25 bps), 8/15/23	1,862,277
15,000,000	Eversource Energy, 2.75%, 3/15/22	15,133,749
11,360,000(a)	Florida Power & Light Co., 0.3% (SOFRRATE +
	25 bps), 5/10/23	11,361,513
8,461,000(a)	NextEra Energy Capital Holdings, Inc., 0.59%
	(SOFRRATE + 54 bps), 3/1/23	8,497,780
6,521,000	NextEra Energy Capital Holdings, Inc., 2.9%, 4/1/22	6,606,951
4,780,000	Niagara Mohawk Power Corp., 2.721%, 11/28/22 (144A)	4,894,421
	Total Electric	$ 88,808,497
	Food — 0.1%
6,885,000	Danone SA, 2.077%, 11/2/21 (144A)	$ 6,885,000
	Total Food	$ 6,885,000
	Insurance — 0.8%
1(c)	Ambac Assurance Corp., 5.1% (144A)	$ 1
13,700,000(a)	Athene Global Funding, 0.61% (SOFRRATE + 56 bps),
	8/19/24 (144A)	13,720,219
5,365,000(a)	Metropolitan Life Global Funding I, 0.62% (SOFRRATE +
	57 bps), 1/13/23 (144A)	5,393,770
9,350,000(a)	Northwestern Mutual Global Funding, 0.38%
	(SOFRRATE + 33 bps), 3/25/24 (144A)	9,371,055
5,400,000(a)	Principal Life Global Funding II, 0.43% (SOFRRATE +
	38 bps), 8/23/24 (144A)	5,420,306
6,500,000(a)	Principal Life Global Funding II, 0.5% (SOFRRATE +
	45 bps), 4/12/24 (144A)	6,522,835
	Total Insurance	$ 40,428,186
	Lodging — 0.1%
4,660,000(a)	Hyatt Hotels Corp., 1.1% (SOFRRATE +
	105 bps), 10/1/23	$ 4,666,058
	Total Lodging	$ 4,666,058

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 59

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Machinery-Construction & Mining — 0.4%
11,567,000(a)	Caterpillar Financial Services Corp., 0.295%
	(SOFRRATE + 25 bps), 5/17/24	$ 11,598,585
9,091,000(a)	Caterpillar Financial Services Corp., 0.856% (3 Month
	USD LIBOR + 74 bps), 5/13/22	9,131,484
	Total Machinery-Construction & Mining	$ 20,730,069
Media — 0.3%
5,092,000(a)	Comcast Corp., 0.585% (3 Month USD LIBOR +
	44 bps), 10/1/21	$ 5,092,000
9,910,000(a)	Walt Disney Co., 0.51% (3 Month USD LIBOR +
	39 bps), 9/1/22	9,940,041
	Total Media	$ 15,032,041
Oil & Gas — 0.9%
2,775,000(a)	BP Capital Markets Plc, 0.772% (3 Month USD LIBOR +
	65 bps), 9/19/22	$ 2,789,602
2,295,000(a)	Chevron Corp., 0.649% (3 Month USD LIBOR +
	53 bps), 3/3/22	2,299,640
16,885,000(a)	Chevron Corp., 1.027% (3 Month USD LIBOR +
	90 bps), 5/11/23	17,114,585
11,405,000(a)	Exxon Mobil Corp., 0.455% (3 Month USD LIBOR +
	33 bps), 8/16/22	11,444,293
10,240,000	Marathon Petroleum Corp., 4.5%, 5/1/23	10,821,356
	Total Oil & Gas	$ 44,469,476
Pharmaceuticals — 1.7%
17,080,000(a)	AbbVie, Inc., 0.781% (3 Month USD LIBOR +
	65 bps), 11/21/22	$ 17,188,252
15,240,000	AbbVie, Inc., 3.45%, 3/15/22	15,375,615
5,890,000	AmerisourceBergen Corp., 0.737%, 3/15/23	5,899,068
16,557,000(a)	Becton Dickinson & Co., 1.148% (3 Month USD LIBOR +
	103 bps), 6/6/22	16,660,913
24,416,000(a)	Cardinal Health, Inc., 0.886% (3 Month USD LIBOR +
	77 bps), 6/15/22	24,533,082
4,274,000	Zoetis, Inc., 3.25%, 2/1/23	4,404,362
	Total Pharmaceuticals	$ 84,061,292
Retail — 0.1%
3,183,000(a)	7-Eleven, Inc., 0.578% (3 Month USD LIBOR +
	45 bps), 8/10/22 (144A)	$ 3,183,765
	Total Retail	$ 3,183,765
Semiconductors — 0.2%
4,180,000(a)	Analog Devices, Inc., 0.3% (SOFRRATE +
	25 bps), 10/1/24	$ 4,190,116
4,600,000	Skyworks Solutions, Inc., 0.9%, 6/1/23	4,608,866
	Total Semiconductors	$ 8,798,982

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
Telecommunications — 0.1%
5,471,000(a)	Verizon Communications, Inc., 0.55% (SOFRRATE +
	50 bps), 3/22/24	$ 5,518,781
	Total Telecommunications	$ 5,518,781
Trucking & Leasing — 0.3%
5,010,000(a)	GATX Corp., 0.841% (3 Month USD LIBOR +
	72 bps), 11/5/21	$ 5,013,621
10,121,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	3.375%, 2/1/22 (144A)	10,169,519
	Total Trucking & Leasing	$ 15,183,140
TOTAL CORPORATE BONDS
	(Cost $1,414,406,230)	$1,415,360,870
FOREIGN GOVERNMENT BOND — 0.1%
of Net Assets
Supranational — 0.1%
4,000,000(a)	International Bank for Reconstruction & Development,
	4.5% (SOFRRATE + 445 bps), 12/29/23 (144A)	$ 4,034,000
	Total Supranational	$ 4,034,000
TOTAL FOREIGN GOVERNMENT BOND
	(Cost $4,000,000)	$ 4,034,000
INSURANCE-LINKED SECURITIES — 2.4%
of Net Assets#
Event Linked Bonds — 1.6%
Earthquakes – California — 0.1%
750,000(a)	Ursa Re, 5.78% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	$ 767,850
4,000,000(a)	Ursa Re II, 3.78% (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	4,144,400
$ 4,912,250
Earthquakes – Japan — 0.0%†
700,000(a)	Nakama Re, 2.2% (6 Month USD LIBOR + 220 bps),
	10/13/21 (144A)	$ 700,000
Earthquakes – Mexico — 0.0%†
500,000(a)	International Bank for Reconstruction &
Development, 3.534% (3 Month USD LIBOR +
	350 bps), 3/13/24 (144A)	$ 506,100
Earthquakes – U.S. — 0.0%†
1,000,000(a)	Torrey Pines Re Pte, Ltd., 4.03% (3 Month U.S. Treasury
	Bill + 400 bps), 6/7/24 (144A)	$ 1,001,100
Health – U.S. — 0.1%
3,500,000(a)	Vitality Re X, 1.78% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 3,438,750

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 61

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Health – U.S. — (continued)
1,750,000(a)	Vitality Re X, 2.03% (3 Month U.S. Treasury Bill +
	200 bps), 1/10/23 (144A)	$ 1,703,975
		$ 5,142,725
	Inland Flood – U.S. — 0.0%†
500,000(a)	FloodSmart Re, 11.86% (1 Month U.S. Treasury Bill +
	1,183 bps), 3/7/22 (144A)	$ 488,750
	Multiperil – Florida — 0.0%†
250,000(a)	Sanders Re II, 5.46% (3 Month U.S. Treasury Bill +
	543 bps), 6/7/23 (144A)	$ 256,650
	Multiperil – Japan — 0.0%†
250,000(a)	Akibare Re, 2.031% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	$ 251,150
500,000(a)	Akibare Re, 2.051% (3 Month USD LIBOR + 193 bps),
	4/7/22 (144A)	502,350
		$ 753,500
	Multiperil – U.S. — 0.5%
1,500,000(a)	Bonanza Re, 4.9% (3 Month U.S. Treasury Bill +
	487 bps), 2/20/24 (144A)	$ 1,530,000
250,000(a)	Bowline Re, Series 2018-1, 4.79% (3 Month U.S.
	Treasury Bill + 476 bps), 5/23/22 (144A)	254,100
125,000(a)	Caelus Re V, 0.13% (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	62,500
500,000(a)	Caelus Re V, 0.13% (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	375,000
750,000(a)	Caelus Re V, 0.13% (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	37,500
750,000(a)	Caelus Re VI, 5.41% (3 Month U.S. Treasury Bill +
	538 bps), 6/7/24 (144A)	784,725
4,500,000(a)	Easton Re Pte, 4.03% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	4,555,800
1,750,000(a)	Four Lakes Re, 7.03% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	1,777,650
500,000(a)	Herbie Re, 6.28% (3 Month U.S. Treasury Bill +
	625 bps), 1/8/25 (144A)	531,950
250,000(a)	Kilimanjaro Re, 4.94% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	254,475
1,700,000(a)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	1,706,460
2,900,000(a)	Residential Reinsurance 2017, 6.07% (3 Month
	U.S. Treasury Bill + 604 bps), 12/6/21 (144A)	2,882,310
1,500,000(a)	Residential Reinsurance 2020, 6.54% (3 Month U.S.
	Treasury Bill + 651 bps), 12/6/24 (144A)	1,539,450
250,000(a)	Sanders Re, 2.93% (6 Month USD LIBOR + 293 bps),
	12/6/21 (144A)	250,350

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
3,000,000(a)	Sanders Re II, 3.53% (3 Month U.S. Treasury Bill +
	350 bps), 4/7/25 (144A)	$ 3,026,700
1,000,000(a)	Sussex Capital UK Pcc, Ltd., 7.78% (3 Month U.S.
	Treasury Bill + 775 bps), 1/8/25 (144A)	1,034,200
3,350,000(a)	Tailwind Re, 7.68% (3 Month U.S. Treasury Bill +
	765 bps), 1/8/22 (144A)	3,359,380
$ 23,962,550
Multiperil – U.S. & Canada — 0.2%
2,500,000(a)	Hypatia, Ltd., 7.305% (3 Month U.S. Treasury Bill +
	728 bps), 6/7/23 (144A)	$ 2,638,250
1,000,000(a)	Hypatia, Ltd., 10.405% (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	1,064,400
1,000,000(a)	Mona Lisa Re, 7.03% (3 Month U.S. Treasury Bill +
	700 bps), 7/8/25 (144A)	1,021,200
4,000,000(a)	Mystic Re IV, 5.53% (3 Month U.S. Treasury Bill +
	550 bps), 1/8/25 (144A)	4,035,200
$ 8,759,050
Multiperil – U.S. Regional — 0.1%
700,000(a)	First Coast Re II Pte, 5.66% (3 Month U.S. Treasury Bill +
	566 bps), 6/7/23 (144A)	$ 713,300
1,250,000(a)	Long Point Re III, 2.78% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	1,260,750
400,000(a)	Matterhorn Re, 5.03% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	394,840
$ 2,368,890
Multiperil – Worldwide — 0.0%†
1,500,000(a)	Northshore Re II, 5.78% (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 1,558,650
Pandemic – U.S. — 0.1%
3,000,000(a)	Vitality Re X, 1.53% (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	$ 2,945,100
1,250,000(a)	Vitality Re XI, 1.83% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	1,221,125
$ 4,166,225
Windstorm – Florida — 0.1%
2,500,000(a)	Integrity Re, 4.38% (3 Month USD LIBOR +
	438 bps), 6/10/22 (144A)	$ 2,540,750
2,200,000(a)	Merna Reinsurance II Ltd., 5.53% (3 Month U.S.
	Treasury Bill + 550 bps), 7/8/24 (144A)	2,255,440
$ 4,796,190
Windstorm – Mexico — 0.0%†
500,000	International Bank for Reconstruction & Development,
	6.64%, 3/13/24	$ 518,400

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 63

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Windstorm – Texas — 0.1%
2,500,000(a)	Alamo Re II, 5.49% (1 Month U.S. Treasury Bill +
	546 bps), 6/8/23 (144A)	$ 2,627,750
	Windstorm – U.S. — 0.0%†
2,000,000(a)	Bonanza Re, 4.78% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 2,034,200
250,000(a)	Bowline Re, 8.88% (3 Month U.S. Treasury Bill +
	885 bps), 3/20/23 (144A)	255,200
		$ 2,289,400
	Windstorm – U.S. Regional — 0.3%
2,500,000	Matterhorn Re, 12/7/21 (144A)	$ 2,459,500
1,500,000(a)	Matterhorn Re, 4.326% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	1,528,500
3,000,000(a)	Matterhorn Re, 5.576% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	3,032,700
1,500,000(a)	Matterhorn Re, 6.28% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	1,500,000
250,000(a)	Matterhorn Re, 7.03% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	252,250
2,250,000(a)	Matterhorn Re, 10.03% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	2,279,025
2,000,000(a)	Matterhorn Re 2020-1, 7.53% (3 Month U.S. Treasury
	Bill + 750 bps), 12/7/21 (144A)	1,995,200
		$ 13,047,175
	Total Event Linked Bonds	$ 77,855,355

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.4%
	Earthquakes – California — 0.1%
2,980,000+(d)(e)	Adare Re 2021, 9/30/27	$ 2,980,000
	Multiperil – Massachusetts — 0.1%
3,500,000+(d)(e)	Denning Re 2021, 0.0%, 7/31/25	$ 3,463,429
	Multiperil – U.S. — 0.1%
2,000,000+(d)(e)	Ballybunion Re 2021, 1/31/25	$ 2,055,641
1,000,000+(d)(e)	Ballybunion Re 2021-2, 6/30/25	1,000,000
500,000+(e)	Dingle Re 2019, 2/1/23	10,263
250,000+(d)(e)	Dingle Re 2020, 12/31/22	258,623
3,250,000+(e)	Port Royal Re 2021, 5/31/25	3,185,254
		$ 6,509,781
	Multiperil – U.S. Regional — 0.1%
3,000,000+(d)(e)	Ailsa Re 2021, 6/30/25	$ 3,050,729

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 0.0%†
1,000,000+(d)(e)	Cypress Re 2017, 1/31/23	$ 100
223,000+(e)	Limestone Re, 3/1/23 (144A)	87,795
2,000,000+(d)(e)	Resilience Re, 10/6/21	—
2,500,000+(d)(e)	Resilience Re, 5/1/22	—
		$ 87,895
	Windstorm – Florida — 0.0%†
2,000,000+(d)(e)	Formby Re 2018, 2/28/23	$ 245,600
800,000+(d)(e)	Portrush Re 2017, 6/15/22	510,480
		$ 756,080
	Windstorm – North Carolina — 0.0%†
500,000+(d)(e)	Isosceles Re 2021-A1, 5/31/25	$ 495,900
	Windstorm – U.S. Regional — 0.0%†
1,500,000(e)	Isosceles Re 2021-D1, 7/10/23	$ 1,425,000
500,000+(d)(e)	Oakmont Re 2017, 4/30/23	14,700
		$ 1,439,700
	Total Collateralized Reinsurance	$ 18,783,514
	Industry Loss Warranties — 0.0%†
	Windstorm – U.S. — 0.0%†
1,000,000+(e)	Ballylifin Re 2021, 9/15/25	$ 877,066
	Total Industry Loss Warranties	$ 877,066
	Reinsurance Sidecars — 0.4%
	Multiperil – U.S. — 0.0%†
2,000,000+(d)(e)	Carnoustie Re 2017, 11/30/22	$ 263,600
1,500,000+(d)(e)	Castle Stuart Re 2018, 12/1/21	13,050
2,000,000+(d)(f)	Harambee Re 2018, 12/31/22	2,000
4,000,000+(f)	Harambee Re 2019, 12/31/22	14,400
		$ 293,050
	Multiperil – Worldwide — 0.4%
2,000+(e)	Alturas Re 2019-1, 3/10/23 (144A)	$ 9,896
36,448+(f)	Alturas Re 2019-2, 3/10/23	48,319
4,000,000+(d)(f)	Alturas Re 2021-3, 7/31/25	3,927,200
2,500,000+(d)(e)	Bantry Re 2016, 3/31/23	201,500
2,000,000+(d)(e)	Bantry Re 2017, 3/31/23	116,882
2,000,000+(d)(e)	Bantry Re 2018, 12/31/22	22,800
4,000,000+(d)(e)	Bantry Re 2019, 12/31/22	135,855
5,120,164+(d)(e)	Berwick Re 2018-1, 12/31/22	395,789
3,658,035+(d)(e)	Berwick Re 2019-1, 12/31/22	437,135
4,000+(e)	Eden Re II, 3/22/23 (144A)	14,324
35,797+(e)	Eden Re II, 3/22/23 (144A)	131,127
75,000+(e)	Eden Re II, 3/22/23 (144A)	22,301

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 65

Schedule of Investments | 9/30/21

(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
113,405+(e)	Eden Re II, 3/22/23 (144A)	$ 35,664
2,118,314+(d)(e)	Gullane Re 2018, 12/31/22	294,234
1,697+(e)	Limestone Re 2018, 3/1/23	—
500,000+(f)	Lion Rock Re 2019, 1/31/23	—
4,000,000+(d)(f)	Lorenz Re 2018, 7/1/22	30,591
2,744,544+(d)(f)	Lorenz Re 2019, 6/30/22	213,526
3,000,000+(d)(e)	Merion Re 2018-2, 12/31/22	496,500
1,500,000+(d)(e)	Pangaea Re 2016-2, 11/30/22	2,675
2,000,000+(d)(e)	Pangaea Re 2018-1, 12/31/22	42,109
4,000,000+(d)(e)	Pangaea Re 2018-3, 7/1/22	82,974
2,800,000+(d)(e)	Pangaea Re 2019-1, 2/1/23	58,345
2,941,254+(d)(e)	Pangaea Re 2019-3, 7/1/23	105,800
4,000,000+(d)(e)	Pangaea Re 2021-3, 7/1/25	3,891,180
4,000,000+(d)(e)	Rosapenna Re 2021, 7/31/25	3,880,000
2,400,000+(d)(e)	Sector Re V, 12/1/23 (144A)	461,745
160,000+(e)	Sector Re V, 12/1/24 (144A)	458,476
1,861+(e)	Sector Re V, 3/1/24 (144A)	35,017
800,000+(e)	Sector Re V, 3/1/24 (144A)	521,140
750,000+(d)(f)	Thopas Re 2018, 12/31/22	10,200
3,000,000+(d)(f)	Thopas Re 2019, 12/31/22	119,400
4,000,000+(d)(f)	Torricelli Re 2021, 7/31/25	4,202,000
2,000,000+(e)	Versutus Re 2018, 12/31/22	—
1,765,095+(e)	Versutus Re 2019-A, 12/31/22	—
1,434,906+(e)	Versutus Re 2019-B, 12/31/22	—
750,000+(d)(f)	Viribus Re 2018, 12/31/22	—
2,500,000+(d)(f)	Viribus Re 2019, 12/31/22	104,500
1,724,784+(d)(e)	Woburn Re 2018, 12/31/22	121,657
809,418+(d)(e)	Woburn Re 2019, 12/31/22	210,318
		$ 20,841,179
	Total Reinsurance Sidecars	$ 21,134,229
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $121,536,495)	$ 118,650,164

Principal
Amount
USD ($)
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 5.4% of Net Assets*(a)
	Aerospace & Defense — 0.2%
500,000	Air Canada, Term Loan, 4.25% (LIBOR +
	350 bps), 8/11/28	$ 502,812
2,375,534	American Airlines, Inc., 2018 Replacement Term
	Loan, 1.836% (LIBOR + 175 bps), 6/27/25	2,279,517

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
Aerospace & Defense — (continued)
990,000	MAG DS Corp., Initial Term Loan, 6.5% (LIBOR +
	550 bps), 4/1/27	$ 923,175
733,125	MRO Holdings, Inc., Initial Term Loan, 5.132% (LIBOR +
	500 bps), 6/4/26	734,958
1,243,750	Peraton Corp., First Lien Term B Loan, 4.5% (LIBOR +
	375 bps), 2/1/28	1,246,415
992,500	Spirit Aerosystems, Inc. (fka Mid-Western Aircraft
Systems, Inc & Onex Wind Finance LP.), Initial Term
	Loan, 6.0% (LIBOR + 525 bps), 1/15/25	999,944
746,250	United AirLines, Inc. Class B Term Loan, 4.5% (LIBOR +
	375 bps), 4/21/28	753,068
	Total Aerospace & Defense	$ 7,439,889
All Other — 0.0%†
997,500	Adevinta ASA Facility B2, Term Loan, 3.75% (LIBOR +
	300 bps), 6/26/28	$ 999,683
	Total All Other	$ 999,683
Automobile — 0.1%
1,343,250	CWGS Group LLC, Initial Term Loan, 3.25% (LIBOR +
	250 bps), 6/3/28	$ 1,337,268
2,000,000	Dana, Inc., 2018 New Term Loan B Advance, 2.34%
	(LIBOR + 225 bps), 2/27/26	2,003,334
1,163,750	Highline Aftermarket Acquisition LLC, First Lien Initial
	Term Loan, 5.25% (LIBOR + 450 bps), 11/9/27	1,169,206
2,291,667	Visteon Corp., New Term Loan, 1.84% (LIBOR +
	175 bps), 3/25/24	2,276,388
	Total Automobile	$ 6,786,196
Automotive — 0.1%
496,126	IXS Holdings, Inc., Initial Term Loan, 5.0% (LIBOR +
	425 bps), 3/5/27	$ 495,878
581,871	RVR Dealership Holdings LLC, Term Loan, 4.75%
	(LIBOR + 400 bps), 2/8/28	581,871
	Total Automotive	$ 1,077,749
Beverage, Food & Tobacco — 0.1%
1,919,907(g)	JBS USA Lux SA (fka JBS USA LLC), New Term Loan
	(LIBOR + 250 bps), 5/1/26	$ 1,914,307
980,000	US Foods, Inc. (aka U.S. Foodservice, Inc.), Incremental
B-2019 Term Loan, 2.084% (LIBOR +
	200 bps), 9/13/26	968,975
	Total Beverage, Food & Tobacco	$ 2,883,282

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 67

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Broadcasting & Entertainment — 0.2%
2,984,772	Charter Communications Operating LLC, Term B-2
	Loan, 1.84% (LIBOR + 175 bps), 2/1/27	$ 2,969,170
1,087,297	Gray Television, Inc., Term B-2 Loan, 2.336% (LIBOR +
	225 bps), 2/7/24	1,086,702
4,000,001	Gray Television, Inc., Term C Loan, 2.586% (LIBOR +
	250 bps), 1/2/26	3,991,249
	Total Broadcasting & Entertainment	$ 8,047,121
	Building Materials — 0.1%
992,500	84 Lumber Co., Term B-1 Loan, 3.75% (LIBOR +
	300 bps), 11/13/26	$ 994,672
1,091,190	Circor International, Inc., New Term Loan, 4.25%
	(LIBOR + 325 bps), 12/11/24	1,089,656
497,500	Cornerstone Building Brands, Inc., Tranche B Term Loan,
	3.75% (LIBOR + 325 bps), 4/12/28	497,448
750,000	Groupe Solmax Inc., Initial Term Loan, 5.5% (LIBOR +
	475 bps), 5/29/28	750,469
750,000(g)	Standard Industries Inc., Initial Term Loan, 9/22/28	751,355
2,697,917	Summit Materials LLC, New Term Loan, 2.084% (LIBOR +
	200 bps), 11/21/24	2,695,990
400,000(g)	Zurn Industries, LLC Cov-Lite Term Loan B, 9/15/28	400,700
	Total Building Materials	$ 7,180,290
	Buildings & Real Estate — 0.1%
3,153,617	Beacon Roofing Supply, Inc., 2028 Term Loan, 2.334%
	(LIBOR + 225 bps), 5/19/28	$ 3,138,974
997,500	Jeld-Wen, Inc., Replacement Term Loan, 2.334%
	(LIBOR + 225 bps), 7/28/28	997,126
1,243,750	Potters Industries LLC, Initial Term Loan, 4.013%
	(LIBOR + 400 bps), 12/14/27	1,246,082
614,014	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance
	LP), First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	615,613
	Total Buildings & Real Estate	$ 5,997,795
	Cargo Transport — 0.0%†
1,500,000(g)	PS Holdco LLC, Term Loan B, 9/23/28	$ 1,500,937
	Total Cargo Transport	$ 1,500,937
	Chemicals — 0.3%
1,090,764(g)	Arc Falcon I Inc., Term Loan, 9/22/28	$ 1,092,355
2,977,304	Element Solutions, Inc. (Macdermid, Inc.), Tranche B-1
	Term Loan, 2.084% (LIBOR + 200 bps), 1/31/26	2,976,840
977,089	Gemini HDPE LLC, 2027 Advance Term Loan, 3.5%
	(LIBOR + 300 bps), 12/31/27	978,768
997,500	INEOS Styrolution Group GmbH, 2026 Tranche B Dollar
	Term Loan, 3.25% (LIBOR + 275 bps), 1/29/26	999,121

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Chemicals — (continued)
1,000,000(g)	Solenis International LP, Term Loan B, 9/15/28	$ 1,000,536
1,496,250	Trinseo Materials Operating SCA (fka Styron S.a.r.l.),
	Term Loan, 2.584% (LIBOR + 250 bps), 5/3/28	1,493,257
2,104,430	Tronox Finance LLC, First Lien Refinancing Term Loan,
	2.37% (LIBOR + 225 bps), 3/10/28	2,098,950
997,500	Univar Solutions USA, Inc., Term B-6 Loan, 2.084%
	(LIBOR + 200 bps), 6/3/28	996,502
1,125,000	W. R. Grace Holdings LLC, Initial Term Loan, 4.25%
	(LIBOR + 375 bps), 9/22/28	1,130,274
	Total Chemicals	$ 12,766,603
	Chemicals, Plastics & Rubber — 0.2%
2,039,750	Avantor Funding, Inc., Incremental B-5 Dollar Term
	Loan, 2.75% (LIBOR + 225 bps), 11/8/27	$ 2,045,614
2,368,792	Axalta Coating Systems Dutch Holding B BV (Axalta
	Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
	Loan, 1.882% (LIBOR + 175 bps), 6/1/24	2,364,905
5,738,145	Berry Global, Inc., Term Z Loan, 1.856% (LIBOR +
	175 bps), 7/1/26	5,713,936
1,000,000(g)	Orion Engineered Carbons GmbH, Term Loan, 9/24/28	1,006,300
	Total Chemicals, Plastics & Rubber	$ 11,130,755
	Computer & Electronics — 0.0%†
500,000(g)	GI Consilio Parent LLC, First Lien Initial Term Loan,
	5/12/28	$ 498,125
1,250,000	Magenta Buyer LLC, First Lien Term Loan, 5.75%
	(LIBOR + 500 bps), 7/27/28	1,251,875
	Total Computer & Electronics	$ 1,750,000
	Computers & Electronics — 0.3%
2,593,500	Ahead DB Holdings LLC, First Lien Term B Loan, 4.5%
	(LIBOR + 375 bps), 10/18/27	$ 2,605,542
497,500	athenahealth, Inc., First Lien Term B-1 Loan, 4.377%
	(LIBOR + 425 bps), 2/11/26	499,490
580,000	Celestica, Inc., Incremental Term B-2 Loan, 2.586%
	(LIBOR + 250 bps), 6/27/25	580,000
498,750	Endurance International Group Holdings, Inc., Initial
	Term Loan, 4.25% (LIBOR + 350 bps), 2/10/28	496,568
746,250	Energizer Holdings, Inc., 2020 Term Loan, 2.75%
	(LIBOR + 225 bps), 12/22/27	747,299
2,530,875	LogMeIn, Inc., First Lien Initial Term Loan, 4.833%
	(LIBOR + 475 bps), 8/31/27	2,532,654
3,432,330	NCR Corp., Initial Term Loan, 2.63% (LIBOR +
	250 bps), 8/28/26	3,406,588
1,084,550	Pitney Bowes, Inc., Refinancing Tranche B Term Loan,
	4.09% (LIBOR + 400 bps), 3/17/28	1,088,955
	Total Computers & Electronics	$ 11,957,096

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 69

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Construction & Building — 0.0%†
479,452	Pike Corp., 2028 Initial Term Loan, 3.09% (LIBOR +
	300 bps), 1/21/28	$ 480,051
	Total Construction & Building	$ 480,051
Consumer Durable — 0.0%†
1,584,375	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR +
	575 bps), 3/19/26	$ 1,594,277
	Total Consumer Durable	$ 1,594,277
Consumer Nondurables — 0.0%†
1,000,000(g)	Diamond (BC) BV, Term Loan B, 9/17/28	$ 1,002,000
	Total Consumer Nondurables	$ 1,002,000
Consumer Services — 0.0%†
925,860	Prime Security Services Borrower LLC, First Lien 2021
Refinancing Term B-1 Loan, 3.5% (LIBOR +
	275 bps), 9/23/26	$ 925,860
	Total Consumer Services	$ 925,860
Diversified & Conglomerate Service — 0.2%
1,970,740	Avis Budget Car Rental LLC, New Tranche B Term
	Loan, 1.84% (LIBOR + 175 bps), 8/6/27	$ 1,932,283
924,899	Change Healthcare Holdings LLC, Closing Date Term
	Loan, 3.5% (LIBOR + 250 bps), 3/1/24	924,842
1,491,263	Curia Global, Inc., First Lien 2021 Term Loan, 4.5%
	(LIBOR + 375 bps), 8/30/26	1,494,618
173,202	DG Investment Intermediate Holdings 2, Inc., First Lien
Closing Date Initial Term Loan, 4.5% (LIBOR +
	375 bps), 3/31/28	173,975
33,407	DG Investment Intermediate Holdings 2, Inc., First Lien
Delayed Draw Term Loan, 4.44% (LIBOR +
	375 bps), 3/31/28	33,563
458,856	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	454,649
997,500	Edelman Financial Center LLC (fka Flight Debt Merger
Sub, Inc.), First Lien 2021 Initial Term Loan, 4.25%
	(LIBOR + 350 bps), 4/7/28	996,788
498,750	FleetCor Technologies Operating Co. LLC, Term B-4
	Loan, 1.834% (LIBOR + 175 bps), 4/28/28	498,127
1,787,305	Iqvia, Inc. (Quintiles IMS), Incremental Term B-2 Dollar
	Loan, 1.834% (LIBOR + 175 bps), 1/17/25	1,785,071
1,500,000	Russell Investments US Institutional Holdco, Inc.,
	2025 Term Loan, 4.5% (LIBOR + 350 bps), 5/30/25	1,504,062
994,805	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	972,777
	Total Diversified & Conglomerate Service	$ 10,770,755

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Ecological — 0.0%†
1,500,000(g)	Clean Harbors, Inc., Incremental Term Loan B, 9/21/28	$ 1,503,282
	Total Ecological	$ 1,503,282
	Electronic Services — 0.0%†
500,000(g)	Cornerstone OnDemand, Inc., Initial Term Loan, 9/21/28	$ 499,896
	Total Electronic Services	$ 499,896
	Electronics — 0.2%
1,125,000	CoreLogic, Inc. (fka First American Corp.), First Lien
	Initial Term Loan, 4.0% (LIBOR +
	350 bps), 6/2/28	$ 1,123,734
1,333,472	Dell International LLC (EMC Corp.), Refinancing Term
	B-2 Loan, 2.0% (LIBOR + 175 bps), 9/19/25	1,334,871
744,375	Flexera Software LLC, First Lien Term B-1 Loan, 4.5%
	(LIBOR + 375 bps), 3/3/28	745,829
398,000	Rackspace Technology Global, Inc., First Lien 2021
	Term B Loan, 3.5% (LIBOR + 275 bps), 2/15/28	395,399
1,704,681	Science Applications International Corp., Tranche B2
	Term Loan, 1.959% (LIBOR + 188 bps), 3/12/27	1,704,323
497,500	Spectrum Brands, Inc., 2021 Term Loan, 2.5% (LIBOR +
	200 bps), 3/3/28	497,397
901,605	Ultra Clean Holdings, Inc., Second Amendment Term
	Loan B, 3.834% (LIBOR + 375 bps), 8/27/25	904,423
486,396	Verint Systems, Inc., Refinancing Term Loan, 2.086%
	(LIBOR + 200 bps), 6/28/24	486,396
789,979	Western Digital Corp., US Term B-4 Loan, 1.838%
	(LIBOR + 175 bps), 4/29/23	790,966
	Total Electronics	$ 7,983,338
	Entertainment & Leisure — 0.2%
1,000,000(g)	Bally’s Corp., Term Loan B, 8/6/28	$ 1,001,016
1,481,250	Carnival Corp., Initial Advance Term Loan, 3.75%
	(LIBOR + 300 bps), 6/30/25	1,476,162
497,500	Churchill Downs, Inc., 2021 Incremental Term B Loan,
	2.09% (LIBOR + 200 bps), 3/17/28	495,842
643,500	Enterprise Development Authority, Term B Loan, 5.0%
	(LIBOR + 425 bps), 2/28/28	645,897
843,625	Great Outdoors Group LLC, Term B-1 Loan, 5.0%
	(LIBOR + 425 bps), 3/6/28	848,810
1,243,750	Resideo Funding, Inc., Initial Term Loan, 2.75%
	(LIBOR + 225 bps), 2/11/28	1,245,563
3,543,392	Scientific Games International, Inc., Initial Term B-5
	Loan, 2.834% (LIBOR + 275 bps), 8/14/24	3,530,770
1,000,000	Seaworld Parks & Entertainment, Inc., Term B Loan,
	3.5% (LIBOR + 300 bps), 8/25/28	998,500
	Total Entertainment & Leisure	$ 10,242,560

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 71

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Environmental Services — 0.1%
1,320,834	GFL Environmental, Inc., 2020 Refinancing Term Loan,
	3.5% (LIBOR + 300 bps), 5/30/25	$ 1,325,167
748,125	WIN Waste Innovations Holdings, Inc., Initial Term
	Loan, 3.25% (LIBOR + 275 bps), 3/24/28	748,748
	Total Environmental Services	$ 2,073,915
Financial Services — 0.1%
2,487,500	Citadel Securities LP, 2021 Term Loan, 2.584%
	(LIBOR + 250 bps), 2/2/28	$ 2,468,456
481,517	EFS Cogen Holdings I LLC, Advance Term Loan B, 4.5%
	(LIBOR + 350 bps), 10/1/27	483,975
945,250	Hudson River Trading LLC, Term Loan, 3.084%
	(LIBOR + 300 bps), 3/20/28	941,410
1,791,658	Trans Union LLC, 2019 Replacement Term B-5 Loan,
	1.834% (LIBOR + 175 bps), 11/16/26	1,782,252
753,861	Victory Capital Holdings, Inc., Tranche B-2 Term Loan,
	2.395% (LIBOR + 225 bps), 7/1/26	752,353
	Total Financial Services	$ 6,428,446
Forest Products — 0.1%
500,000	Pactiv Evergreen Inc., Tranche B-3 U.S. Term Loan,
	4.0% (LIBOR + 350 bps), 9/24/28	$ 499,649
995,000	ProAmpac PG Borrower LLC, First Lien 2020-1 Term
	Loan, 4.5% (LIBOR + 375 bps), 11/3/25	998,109
2,593,500	Schweitzer-Mauduit International, Inc., Term Loan B,
	4.5% (LIBOR + 375 bps), 2/9/28	2,588,637
750,000(g)	Sylvamo Corp., Term Loan B, 8/18/28	749,063
	Total Forest Products	$ 4,835,458
Gaming & Hotels — 0.0%†
500,000	Hilton Grand Vacations Borrower LLC, Initial Term
	Loan, 3.5% (LIBOR + 300 bps), 8/2/28	$ 501,750
845,750	Playtika Holding Corp., Term B-1 Loan, 2.834%
	(LIBOR + 275 bps), 3/13/28	846,411
	Total Gaming & Hotels	$ 1,348,161
Healthcare — 0.3%
1,000,000	AEA International Holdings (Luxembourg) S.a.r.l,
First Lien Initial Term Loan, 4.25% (LIBOR +
	375 bps), 9/7/28	$ 1,001,250
1,058,400	Alkermes, Inc., 2026 Term Loan, 3.0% (LIBOR +
	250 bps), 3/12/26	1,057,077
497,500	CNT Holdings I Corp, First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 11/8/27	498,433

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Healthcare — (continued)
2,497,237	Grifols Worldwide Operations, Ltd., Dollar Tranche B
	Term Loan, 2.072% (LIBOR + 200 bps), 11/15/27	$ 2,460,298
1,144,250	Horizon Therapeutics USA, Inc., Incremental Term B-2
	Loan, 2.5% (LIBOR + 200 bps), 3/15/28	1,143,773
2,358,343	Horizon Therapeutics USA, Inc., Seventh Amendment
	Refinancing Term Loan, 2.375% (LIBOR +
	225 bps), 5/22/26	2,349,868
1,000,000(g)	Mozart Debt Merger Sub Inc., Term Loan B, 9/30/28	998,435
850,000	Padagis LLC, Term B Loan, 5.25% (LIBOR +
	475 bps), 7/6/28	850,265
1,243,750	Phoenix Guarantor, Inc., First Lien Tranche B-3 Term
	Loan, 3.585% (LIBOR + 350 bps), 3/5/26	1,240,873
1,030,356	Service Logic Acquisition, Inc., First Lien Closing Date
	Initial Term Loan, 4.75% (LIBOR + 400 bps), 10/29/27	1,032,932
7,462	Service Logic Acquisition, Inc., First Lien Delayed Draw
	Term Loan, 4.75% (LIBOR + 400 bps), 10/29/27	7,482
1,200,000	Sotera Health Holdings LLC, Refinancing, First Lien
	Term Loan, 3.25% (LIBOR + 275 bps), 12/11/26	1,195,500
1,350,000(g)	U.S. Anesthesia Partners, Inc., Term Loan, 9/22/28	1,353,692
498,750	Upstream Newco, Inc., First Lien August 2021
	Incremental Term Loan, 4.334% (LIBOR +
	425 bps), 11/20/26	499,451
	Total Healthcare	$ 15,689,329
	Healthcare-Services — 0.0%†
2,382,625	Envision Healthcare Corp., Initial Term Loan, 3.834%
	(LIBOR + 375 bps), 10/10/25	$ 2,126,493
	Total Healthcare-Services	$ 2,126,493
	Healthcare & Pharmaceuticals — 0.1%
2,185,987	Gainwell Acquisition Corp., First Lien Term B Loan,
	4.75% (LIBOR + 400 bps), 10/1/27	$ 2,194,185
1,487,214	NMN Holdings III Corp., First Lien Closing Date Term
	Loan, 3.834% (LIBOR + 375 bps), 11/13/25	1,451,893
319,386	NMN Holdings III Corp., First Lien Delayed Draw Term
	Loan, 3.834% (LIBOR + 375 bps), 11/13/25	311,801
650,000	Prestige Brands, Inc., Term B-5 Loan, 2.5% (LIBOR +
	200 bps), 7/3/28	650,406
	Total Healthcare & Pharmaceuticals	$ 4,608,285
	Healthcare, Education & Childcare — 0.2%
1,818,823	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
	International, Inc.), First Incremental Term
	Loan, 2.834% (LIBOR + 275 bps), 11/27/25	$ 1,815,412
1,995,682	Bausch Health Cos., Inc., Initial Term Loan, 3.084%
	(LIBOR + 300 bps), 6/2/25	1,995,433
997,494(g)	Catalent Pharma Solutions, Inc., Dollar Term B-3
	Loan, 2/22/28	999,613

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 73

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Healthcare, Education & Childcare — (continued)
1,122,188	Jazz Pharmaceuticals Public Ltd., Co., Initial Dollar
	Term Loan, 4.0% (LIBOR + 350 bps), 5/5/28	$ 1,124,993
1,496,250	Organon & Co., Dollar Term Loan, 3.5% (LIBOR +
	300 bps), 6/2/28	1,501,744
1,466,250	Vizient, Inc., Term B-6 Loan, 2.084% (LIBOR +
	200 bps), 5/6/26	1,461,485
	Total Healthcare, Education & Childcare	$ 8,898,680
Home Furnishings — 0.0%†
1,000,000	Herman Miller, Inc., Initial Term B Loan, 2.063%
	(LIBOR + 200 bps), 7/19/28	$ 1,002,188
408,210	Weber-Stephen Products LLC, Initial Term B Loan,
	4.0% (LIBOR + 325 bps), 10/30/27	409,656
	Total Home Furnishings	$ 1,411,844
Hotel, Gaming & Leisure — 0.2%
1,191,008	1011778 B.C. Unlimited Liability Co., Term B-4 Loan,
	1.837% (LIBOR + 175 bps), 11/19/26	$ 1,177,290
1,959,536	Boyd Gaming Corp., Refinancing Term B Loan,
	2.322% (LIBOR + 225 bps), 9/15/23	1,959,981
1,488,402	Caesars Resort Collection LLC, Term B Loan, 2.834%
	(LIBOR + 275 bps), 12/23/24	1,481,347
1,632,883	Flutter Entertainment Plc, USD Term Loan, 2.382%
	(LIBOR + 225 bps), 7/21/26	1,629,347
1,492,005	Station Casinos LLC, Term B-1 Facility Loan, 2.5%
	(LIBOR + 225 bps), 2/8/27	1,477,731
	Total Hotel, Gaming & Leisure	$ 7,725,696
Insurance — 0.2%
977,500	Alliant Holdings Intermediate LLC, 2019 New Term
	Loan, 3.334% (LIBOR + 325 bps), 5/9/25	$ 971,451
4,202,641	Asurion LLC, New B-7 Term Loan, 3.084% (LIBOR +
	300 bps), 11/3/24	4,163,241
1,188,363	Asurion LLC, New B-8 Term Loan, 3.334% (LIBOR +
	325 bps), 12/23/26	1,172,147
995,000	Asurion LLC, New B-9 Term Loan, 3.334% (LIBOR +
	325 bps), 7/31/27	981,568
336,000	USI, Inc. (fka Compass Investors, Inc.), 2017 New
	Term Loan, 3.132% (LIBOR + 300 bps), 5/16/24	334,200
	Total Insurance	$ 7,622,607
Leasing — 0.1%
1,144,959	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
	2.5% (LIBOR + 175 bps), 1/15/25	$ 1,141,279
1,364,709	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	2.25% (LIBOR + 150 bps), 2/12/27	1,352,923
1,244,366	Avolon TLB Borrower 1 (US) LLC, Term B-5 Loan,
	2.75% (LIBOR + 225 bps), 12/1/27	1,246,309

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
Leasing — (continued)
904,422	Delos Finance S.a.r.l, New Term Loan, 1.882%
	(LIBOR + 175 bps), 10/6/23	$ 904,847
1,018,703	Fly Funding II S.a.r.l, Replacement Term Loan, 1.88%
	(LIBOR + 175 bps), 8/11/25	1,008,038
967,500	IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan,
	3.87% (LIBOR + 375 bps), 9/11/23	956,616
	Total Leasing	$ 6,610,012
Leisure & Entertainment — 0.1%
433,750	E.W. Scripps Co., Tranche B-3 Term Loan, 3.75%
	(LIBOR + 300 bps), 1/7/28	$ 435,166
1,220,288	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	1,137,700
1,000,000	WMG Acquisition Corp., Tranche G Term Loan,
	2.209% (LIBOR + 213 bps), 1/20/28	995,781
	Total Leisure & Entertainment	$ 2,568,647
Machinery — 0.0%†
94,197	Clark Equipment Co., Repriced 2019 Term Loan,
	1.967% (LIBOR + 184 bps), 5/18/24	$ 93,516
1,234,571	CTC AcquiCo GmbH, Facility B2, 2.871% (LIBOR +
	275 bps), 3/7/25	1,223,769
138,661	Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar
	Term Loan, 1.834% (LIBOR + 175 bps), 3/1/27	137,047
226,187	Terex Corp., Incremental US Term Loan, 2.75%
	(LIBOR + 200 bps), 1/31/24	226,073
	Total Machinery	$ 1,680,405
Media — 0.2%
2,493,750	Cable One, Inc., Incremental Term B-4 Loan, 2.084%
	(LIBOR + 200 bps), 5/3/28	$ 2,483,620
1,331,893	CSC Holdings LLC (fka CSC Holdings, Inc.
(Cablevision)), October 2018 Incremental Term Loan,
	2.334% (LIBOR + 225 bps), 1/15/26	1,316,494
1,475,298	Outfront Media Capital LLC (Outfront Media Capital
Corp.), Extended Term Loan, 1.836% (LIBOR +
	175 bps), 11/18/26	1,458,009
1,100,000(g)	Univision Communications, Inc., Term Loan B, 5/5/28	1,099,084
2,175,000	Ziggo Financing Partnership, Term Loan I Facility,
	2.584% (LIBOR + 250 bps), 4/30/28	2,160,047
	Total Media	$ 8,517,254
Metals & Mining — 0.1%
606,125	Atkore International, Inc., Initial Term Loan, 2.5%
	(LIBOR + 200 bps), 5/26/28	$ 605,367
847,875	Harsco Corp., Term B-3 Loan, 2.75% (LIBOR +
	225 bps), 3/10/28	846,815

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 75

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Metals & Mining — (continued)
1,808,537	Phoenix Guarantor, Inc., First Lien Tranche B-1 Term
	Loan, 3.336% (LIBOR + 325 bps), 3/5/26	$ 1,800,059
	Total Metals & Mining	$ 3,252,241
Oil & Gas — 0.1%
3,533,920	Centurion Pipeline Co. LLC, Initial Term Loan, 3.334%
	(LIBOR + 325 bps), 9/29/25	$ 3,480,911
997,500	DT Midstream, Inc., Initial Term Loan, 2.5% (LIBOR +
	200 bps), 6/26/28	998,046
1,250,000(g)	Oryx Midstream Services Permian Basin LLC, 12/30/99	1,250,981
971,373	Traverse Midstream Partners LLC, Advance Term
	Loan, 6.5% (LIBOR + 550 bps), 9/27/24	973,628
	Total Oil & Gas	$ 6,703,566
Personal, Food & Miscellaneous Services — 0.0%†
1,203,563	Option Care Health, Inc., Term B Loan, 3.834% (LIBOR +
	375 bps), 8/6/26	$ 1,204,616
750,000	Whatabrands LLC, Initial Term B Loan, 3.75% (LIBOR +
	325 bps), 8/3/28	750,187
	Total Personal, Food & Miscellaneous Services	$ 1,954,803
Printing & Publishing — 0.0%†
748,125	Cimpress Plc, Tranche B-1 Term Loan, 4.0% (LIBOR +
	350 bps), 5/17/28	$ 749,683
1,189,462	Red Ventures LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 2.584% (LIBOR + 250 bps), 11/8/24	1,180,542
	Total Printing & Publishing	$ 1,930,225
Professional & Business Services — 0.4%
1,960,150	Amentum Government Services Holdings LLC, First
Lien Tranche 2 Term Loan, 5.5% (LIBOR +
	475 bps), 1/29/27	$ 1,979,140
997,500	Ankura Consulting Group LLC, First Lien Closing Date
	Term Loan, 5.25% (LIBOR + 450 bps), 3/17/28	1,001,241
500,000	APX Group, Inc., Initial Term Loan, 4.0% (LIBOR +
	350 bps), 7/10/28	499,271
1,000,000	Arcline FM Holdings LLC, First Lien Initial Term Loan,
	0.0% (LIBOR + 475 bps), 6/23/28	1,002,500
1,584,000	Asplundh Tree Expert LLC, Amendment No. 1 Term
	Loan, 1.834% (LIBOR + 175 bps), 9/7/27	1,579,379
980,000	Clear Channel Outdoor Holdings, Inc., Term B Loan,
	3.629% (LIBOR + 350 bps), 8/21/26	961,179
2,897,697	Elanco Animal Health, Inc., Term Loan, 1.836%
	(LIBOR + 175 bps), 8/1/27	2,866,133
496,203	Ensemble RCM LLC, Closing Date Term Loan, 3.879%
	(LIBOR + 375 bps), 8/3/26	497,753

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	Professional & Business Services — (continued)
2,195,214	Icon Public, Ltd., Co., Lux Term Loan, 3.0% (LIBOR +
	250 bps), 7/3/28	$ 2,205,275
298,436	Icon Public, Ltd., Co., US Term Loan, 3.0% (LIBOR +
	250 bps), 7/3/28	299,804
1,221,875	MYOB US Borrower LLC, First Lien Initial US Term
	Loan, 4.084% (LIBOR + 400 bps), 5/6/26	1,221,494
995,000	Petco Health & Wellness Co., Inc., First Lien Initial
	Term Loan, 4.0% (LIBOR + 325 bps), 3/3/28	995,710
414,583	PPD, Inc., Initial Term Loan, 2.5% (LIBOR +
	200 bps), 1/13/28	414,402
742,500	Pre-Paid Legal Services, Inc., First Lien New Term
	Loan, 4.75% (LIBOR + 400 bps), 5/1/25	745,748
900,000	Sitel Group, Initial Dollar Term Loan, 4.25% (LIBOR +
	375 bps), 8/28/28	902,250
498,750	Verscend Holding Corp., Term B-1 Loan, 4.084%
	(LIBOR + 400 bps), 8/27/25	500,121
	Total Professional & Business Services	$ 17,671,400
	Real Estate — 0.0%†
1,246,875	RE/MAX LLC (fka RE/MAX International LLC), Term
	Loan B, 3.0% (LIBOR + 250 bps), 7/21/28	$ 1,241,810
	Total Real Estate	$ 1,241,810
	Retail — 0.1%
1,100,000	Pilot Travel Centers LLC, Initial Tranche B Term Loan,
	2.084% (LIBOR + 200 bps), 8/4/28	$ 1,097,643
1,750,000	Sotheby’s, 2021 Second Refinancing Term Loan, 5.0%
	(LIBOR + 450 bps), 1/15/27	1,758,020
	Total Retail	$ 2,855,663
	Retailing — 0.1%
1,843,445	KFC Holding Co. (aka Yum! Brands), 2021 Term B
	Loan, 1.836% (LIBOR + 175 bps), 3/15/28	$ 1,847,189
750,000	PetSmart LLC, Initial Term Loan, 4.5% (LIBOR +
	375 bps), 2/11/28	752,813
1,465,955(g)	Refficiency Holdings LLC, Term Loan, 12/16/27	1,468,242
	Total Retailing	$ 4,068,244
	Securities & Trusts — 0.1%
995,000	CCRR Parent, Inc., First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 3/6/28	$ 999,665
2,000,000(g)	HCRX Investments Holdco LP, Term Loan B, 7/14/28	1,996,000
271,500	RPI Intermediate Finance Trust, Term B-1 Term Facility,
	1.834% (LIBOR + 175 bps), 2/11/27	271,136
1,000,000(g)	Zebra Buyer LLC, Term Loan, 4/21/28	1,004,500
	Total Securities & Trusts	$ 4,271,301

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 77

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Telecommunications — 0.4%
2,462,254	Ciena Corp., Refinancing Term Loan, 1.837% (LIBOR +
	175 bps), 9/26/25	$ 2,467,641
3,391,580	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
	Tranche B-2 Term Loan, 1.834% (LIBOR +
	175 bps), 2/15/24	3,374,622
1,234,375	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
	Tranche B-4 Term Loan, 2.084% (LIBOR +
	200 bps), 8/10/27	1,228,280
3,990,234	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	1.834% (LIBOR + 175 bps), 3/1/27	3,947,124
4,971,499	Lumen Technologies, Inc. Term B Loan, 2.334%
	(LIBOR + 225 bps), 3/15/27	4,923,166
1,025,000	Virgin Media Bristol LLC, Facility Q Term Loan, 3.334%
	(LIBOR + 325 bps), 1/31/29	1,026,709
1,484,673	Virgin Media Bristol LLC, N Facility Term Loan, 2.584%
	(LIBOR + 250 bps), 1/31/28	1,476,424
1,042,027	Windstream Services II LLC, Initial Term Loan, 7.25%
	(LIBOR + 625 bps), 9/21/27	1,047,725
1,250,000(g)	Xplornet Communications Inc., 12/30/99	1,249,219
	Total Telecommunications	$ 20,740,910
	Transportation — 0.0%†
997,500	Daseke Cos., Inc., 2021 Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 3/9/28	$ 999,526
64,381	Syncreon Group BV, Second Out Term Loan, 7.0%
	(LIBOR + 600 bps), 4/1/25	64,769
	Total Transportation	$ 1,064,295
	Utilities — 0.1%
745,938	Calpine Construction Finance Co., LP, Term B Loan,
	2.084% (LIBOR + 200 bps), 1/15/25	$ 738,403
490,000	Calpine Corp., Term Loan, 2.084% (LIBOR +
	200 bps), 8/12/26	484,964
1,888,507	Compass Power Generation, LLC, Tranche B-1 Term
	Loan, 4.5% (LIBOR + 350 bps), 12/20/24	1,890,395
2,471,543	Eastern Power LLC (Eastern Covert Midco LLC), Term
	Loan, 4.75% (LIBOR + 375 bps), 10/2/25	2,211,001
559,509	Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
	2018 Incremental Term Loan, 1.834% (LIBOR +
	175 bps), 12/31/25	556,012
	Total Utilities	$ 5,880,775
	TOTAL SENIOR SECURED FLOATING RATE
	LOAN INTERESTS
	(Cost $268,127,226)	$ 268,299,880

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 9.4% of Net Assets
10,000,000	Fannie Mae, 1.5%, 10/1/36 (TBA)	$ 10,095,312
30,000,000	Fannie Mae, 2.0%, 10/1/36 (TBA)	30,885,937
3,523(a)	Fannie Mae, 2.103% (2 Month USD LIBOR +
	167 bps), 1/1/48	3,578
6,144(a)	Fannie Mae, 2.169% (1 Year CMT Index +
	210 bps), 9/1/32	6,278
26(a)	Fannie Mae, 2.17% (1 Year CMT Index +
	211 bps), 11/1/23	26
5,761(a)	Fannie Mae, 2.295% (1 Year CMT Index +
	217 bps), 2/1/34	5,710
6,343(a)	Fannie Mae, 2.32% (1 Year CMT Index +
	220 bps), 10/1/32	6,328
174,000,000	Fannie Mae, 2.5%, 10/1/51 (TBA)	179,301,563
243(a)	Federal Home Loan Mortgage Corp., 2.321% (1 Year
	CMT Index + 229 bps), 10/1/23	243
1,465(a)	Federal Home Loan Mortgage Corp., 2.375% (2 Month
	USD LIBOR + 200 bps), 11/1/33	1,470
520(a)	Federal Home Loan Mortgage Corp., 4.371% (5 Year
	CMT Index + 212 bps), 6/1/35	520
173(a)	Government National Mortgage Association II, 2.0%
	(1 Year CMT Index + 150 bps), 1/20/22	174
22,150,000(h)	U.S. Treasury Bills, 10/12/21	22,149,842
55,000,000(h)	U.S. Treasury Bills, 11/23/21	54,997,368
55,000,000(h)	U.S. Treasury Bills, 11/26/21	54,996,685
90,000,000(h)	U.S. Treasury Bills, 12/9/21	89,995,644
25,000,000	U.S. Treasury Notes, 2.875%, 10/15/21	25,026,931
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $469,421,766)	$ 467,473,609
	TEMPORARY CASH INVESTMENTS — 5.8% of
	Net Assets
	COMMERCIAL PAPERS — 2.2%
10,000,000	CenterPoint Energy, Inc., 0.11%, 10/1/21	$ 9,999,964
18,600,000	Enbridge, Inc., 0.15%, 10/4/21	18,599,732
10,000,000	Energy Transfer LP, 0.35%, 10/1/21	9,999,916
10,000,000	Eversource Energy, 0.09%, 10/1/21	9,999,967
7,750,000	General Motors Financial, 0.24%, 10/1/21	7,749,946
10,592,000	Prudential Financial, Inc., 0.06%, 10/6/21	10,591,894
18,600,000	Smithfield Foods, Inc., 0.14%, 10/1/21	18,599,896
20,000,000	Vectren Utility Holdings, Inc., 0.12%, 10/1/21	19,999,934
		$ 105,541,249

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 79

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	REPURCHASE AGREEMENTS — 3.6%
13,440,000	$13,440,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
	0.1%, dated 9/30/21 plus accrued interest on
	10/1/21 collateralized by $13,708,800 U.S.
	Treasury Notes, 1.6%, 5/15/31.	$ 13,440,000
49,440,000	$49,440,000 RBC Capital Markets LLC, 0.1%,
	dated 9/30/21 plus accrued interest on 10/1/21
	collateralized by the following:
	$23,692,191 Federal National Mortgage Association,
	1.9-2.5%, 7/1/40-5/1/51
	$26,736,679 Government National Mortgage
	Association, 3.0-6.0%, 6/20/45-9/20/51.	49,440,000
49,410,000	$49,410,000 ScotiaBank, 0.1%, dated 9/30/21 plus
	accrued interest on 10/1/21 collateralized
	by the following:
	$573,485 Federal National Mortgage Association,
	3.5%, 8/1/42
	$49,824,842 U.S. Treasury Bill, 0.00%, 1/6/22-3/31/22.	49,410,000
69,440,000	$69,440,000 TD Securities USA LLC, 0.1%, dated
	9/30/21 plus accrued interest on 10/1/21
	collateralized by the following:
	$35,414,401 Government National Mortgage
	Association, 2.5%, 9/20/51
	$35,414,502 U.S. Treasury Notes, 2.0%, 11/15/26.	69,440,000
		$ 181,730,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $287,271,679)	$ 287,271,249
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.7%
	(Cost $4,969,269,962)	$4,965,141,457
	OTHER ASSETS AND LIABILITIES — 0.3%	$ 14,923,920
	NET ASSETS — 100.0%	$4,980,065,377

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REMICS	Real Estate Mortgage Investment Conduits.
Strips	Separate trading of Registered interest and principal of securities.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2021, the value of these securities amounted to
$2,671,120,045, or 53.6% of net assets.
(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at
September 30, 2021.
+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2021.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2021.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Non-income producing security.
(e)	Issued as participation notes.
(f)	Issued as preference shares.
(g)	This term loan will settle after September 30, 2021, at which time the interest rate will be determined.
(h)	Security issued with a zero coupon. Income is recognized through accretion of discount.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Adare Re 2021	9/29/2021	$2,980,000	$ 2,980,000
Ailsa Re 2021	7/12/2021	3,000,000	3,050,729
Akibare Re	3/22/2018	500,000	502,350
Akibare Re	3/22/2018	250,000	251,150
Alamo Re II	5/29/2020	2,500,000	2,627,750
Alturas Re 2019-1	12/20/2018	2,000	9,896
Alturas Re 2019-2	12/19/2018	36,448	48,319
Alturas Re 2021-3	7/1/2021	4,000,000	3,927,200
Ballybunion Re 2021	8/10/2021	2,000,000	2,055,641
Ballybunion Re 2021-2	8/2/2021	1,000,000	1,000,000
Ballylifin Re 2021	9/15/2021	814,767	877,066
Bantry Re 2016	2/6/2019	201,500	201,500
Bantry Re 2017	2/6/2019	116,928	116,882
Bantry Re 2018	2/6/2019	22,757	22,800
Bantry Re 2019	2/1/2019	—	135,855
Berwick Re 2018-1	1/10/2018	747,887	395,789
Berwick Re 2019-1	12/31/2018	437,104	437,135
Bonanza Re	2/13/2020	1,500,000	1,530,000
Bonanza Re	12/15/2020	2,000,000	2,034,200
Bowline Re	3/12/2019	250,000	255,200
Bowline Re	6/17/2020	247,110	254,100
Caelus Re V	5/4/2018	500,000	375,000
Caelus Re V	5/4/2018	750,000	37,500
Caelus Re V	4/27/2017	125,000	62,500
Caelus Re VI	2/20/2020	750,000	784,725
Carnoustie Re 2017	1/3/2017	475,515	263,600
Castle Stuart Re 2018	12/20/2017	315,273	13,050
Cypress Re 2017	1/24/2017	3,361	100
Denning Re 2021	7/23/2021	3,424,022	3,463,429
Dingle Re 2019	3/4/2019	—	10,263

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 81

Schedule of Investments | 9/30/21

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Dingle Re 2020	2/13/2020	$ 232,875	$ 258,623
Easton Re Pte	12/15/2020	4,500,000	4,555,800
Eden Re II	1/23/2018	2,621	35,664
Eden Re II	1/22/2019	4,198	131,127
Eden Re II	12/15/2017	4,482	22,301
Eden Re II	12/14/2018	1,152	14,324
First Coast Re II Pte	6/15/2020	687,528	713,300
FloodSmart Re	4/10/2019	500,000	488,750
Formby Re 2018	7/9/2018	187,767	245,600
Four Lakes Re	11/5/2020	1,750,000	1,777,650
Gullane Re 2018	3/26/2018	151,871	294,234
Harambee Re 2018	12/19/2017	72,135	2,000
Harambee Re 2019	12/20/2018	—	14,400
Herbie Re	10/19/2020	500,000	531,950
Hypatia, Ltd.	7/10/2020	2,500,000	2,638,250
Hypatia, Ltd.	7/10/2020	1,000,000	1,064,400
Integrity Re	4/19/2018	2,496,790	2,540,750
International Bank for Reconstruction &
Development	2/28/2020	500,000	506,100
International Bank for Reconstruction &
Development	2/28/2020	500,000	518,400
Isosceles Insurance, Ltd.	6/25/2021	1,500,000	1,425,000
Isosceles Re 2021-A1	8/12/2021	487,237	495,900
Kilimanjaro II Re	4/6/2017	1,700,000	1,706,460
Kilimanjaro Re	6/12/2020	247,904	254,475
Limestone Re	6/20/2018	1,771	87,795
Limestone Re 2018	6/20/2018	1,697	—
Lion Rock Re 2019	12/17/2018	—	—
Long Point Re III	5/17/2018	1,250,000	1,260,750
Lorenz Re 2018	6/26/2018	763,872	30,591
Lorenz Re 2019	6/26/2019	866,220	213,526
Matterhorn Re	6/25/2020	2,250,000	2,279,025
Matterhorn Re	1/29/2020	1,499,052	1,500,000
Matterhorn Re	6/25/2020	2,454,003	2,459,500
Matterhorn Re	11/24/2020	1,500,000	1,528,500
Matterhorn Re	6/5/2020	396,189	394,840
Matterhorn Re	11/24/2020	3,000,000	3,032,700
Matterhorn Re	4/30/2020	250,000	252,250
Matterhorn Re 2020-1	12/20/2019	2,000,000	1,995,200
Merion Re 2018-2	12/28/2017	123,456	496,500
Merna Reinsurance II Ltd.	6/8/2021	2,200,000	2,255,440
Mona Lisa Re Ltd.	6/22/2021	1,000,000	1,021,200
Mystic Re IV Ltd.	6/9/2021	4,000,000	4,035,200
Nakama Re	9/21/2016	699,906	700,000
Northshore Re II	12/2/2020	1,500,000	1,558,650
Oakmont Re 2017	5/10/2017	—	14,700
Pangaea Re 2016-2	5/31/2016	—	2,675
Pangaea Re 2018-1	12/26/2017	285,564	42,109
Pangaea Re 2018-3	5/31/2018	963,444	82,974
Pangaea Re 2019-1	1/9/2019	29,397	58,345
Pangaea Re 2019-3	7/25/2019	88,238	105,800
Pangaea Re 2021-3	6/17/2021	4,000,000	3,891,180
Port Royal Re 2021	6/17/2021	3,103,328	3,185,254
Portrush Re 2017	6/12/2017	613,588	510,480
Residential Reinsurance 2017	11/3/2017	2,900,000	2,882,310

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Restricted Securities	Acquisition date	Cost	Value
Residential Reinsurance 2020	10/30/2020	$1,500,000	$ 1,539,450
Resilience Re	2/8/2017	1,209	—
Resilience Re	4/13/2017	6,535	—
Rosapenna Re 2021	7/16/2021	4,000,000	3,880,000
Sanders Re	6/12/2020	248,464	250,350
Sanders Re II	5/20/2020	250,000	256,650
Sanders RE II Ltd.	5/24/2021	3,000,000	3,026,700
Sector Re V	1/1/2020	160,000	458,476
Sector Re V	12/4/2018	755,599	461,745
Sector Re V, Series 9	4/23/2019	800,000	521,140
Sector Re V, Series 9, Class G	5/1/2019	1,861	35,017
Sussex Capital UK Pcc, Ltd.	12/7/2020	1,000,000	1,034,200
Tailwind Re	12/20/2017	3,349,855	3,359,380
Thopas Re 2018	12/12/2017	98,106	10,200
Thopas Re 2019	12/21/2018	62,886	119,400
Torrey Pines Re Pte, Ltd.	3/12/2021	1,000,000	1,001,100
Torricelli Re 2021	7/1/2021	4,000,000	4,202,000
Ursa Re	11/20/2019	746,800	767,850
Ursa Re II	10/8/2020	4,000,000	4,144,400
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	59,175	—
Viribus Re 2019	12/27/2018	—	104,500
Vitality Re X	2/3/2020	3,498,130	3,438,750
Vitality Re X	1/31/2020	1,749,257	1,703,975
Vitality Re X	1/23/2020	3,000,000	2,945,100
Vitality Re XI	1/23/2020	1,244,998	1,221,125
Woburn Re 2018	3/20/2018	605,361	121,657
Woburn Re 2019	1/30/2019	182,302	210,318
Total Restricted Securities			$118,650,164
% of Net assets			2.4%

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
1,060	U.S. 2 Year	12/31/21	$(233,398,101)	$(233,257,969)	$ 140,132
	Note (CBT)
830	U.S. 5 Year	12/31/21	(102,563,360)	(101,876,016)	687,344
	Note (CBT)
500	U.S. 10 Year	12/21/21	(66,539,102)	(65,804,688)	734,414
	Note (CBT)
275	U.S. Long	12/21/21	(44,761,437)	(43,785,156)	976,281
	Bond (CBT)
TOTAL FUTURES CONTRACTS			$(447,262,000)	$(444,723,829)	$ 2,538,171

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 83

Schedule of Investments | 9/30/21

(unaudited) (continued)

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ —	$ 499,723
Other Long-Term Securities	$1,315,041,724	$1,041,502,948

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2021, the Fund did not engage in any cross trade activity.

At September 30, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,986,919,130 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 19,492,958
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(38,732,460)
Net unrealized depreciation	$(19,239,502)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of September 30, 2021, in valuing the Fund's investments:

	Level 1		Level 2	Level 3	Total
Asset Backed Securities	$ —		$ 1,216,465,393	$ —	$1,216,465,393
Collateralized Mortgage
Obligations		—	762,946,824	—	762,946,824
Commercial Mortgage-Backed
Securities		—	424,639,468	—	424,639,468
Corporate Bonds		—	1,415,360,870	—	1,415,360,870
Foreign Government Bond		—	4,034,000	—	4,034,000
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes - California		—	—	2,980,000	2,980,000
Multiperil - Massachusetts		—	—	3,463,429	3,463,429
Multiperil - U.S.		—	—	6,509,781	6,509,781
Multiperil - U.S. Regional		—	—	3,050,729	3,050,729
Multiperil - Worldwide		—	—	87,895	87,895
Windstorm - Florida		—	—	756,080	756,080
Windstorm - North Carolina		—	—	495,900	495,900
Windstorm - U.S. Regional		—	1,425,000	14,700	1,439,700

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

	Level 1	Level 2	Level 3	Total
Industry Loss Warranties
Windstorm - U.S.	$ —	$ —	$ 877,066	$ 877,066
Reinsurance Sidecars
Multiperil - U.S.	—	—	293,050	293,050
Multiperil - Worldwide	—	—	20,841,179	20,841,179
All Other Insurance-Linked
Securities	—	77,855,355	—	77,855,355
Senior Secured Floating Rate
Loan Interests	—	268,299,880	—	268,299,880
U.S. Government and Agency
Obligations	—	467,473,609	—	467,473,609
Commercial Papers	—	105,541,249	—	105,541,249
Repurchase Agreements	—	181,730,000	—	181,730,000
Total Investments in Securities	$ —	$ 4,925,771,648	$39,369,809	$4,965,141,457
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$2,538,171	$ —	$ —	$ 2,538,171
Total Other
Financial Instruments	$2,538,171	$ —	$ —	$ 2,538,171

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Asset	Insurance-
	Backed	Linked
	Securities	Securities	Total
Balance as of 3/31/21	$ 17,200,000	$ 17,636,127	$ 34,836,127
Realized gain (loss)(1)	—	(127,355)	(127,355)
Change in unrealized depreciation(2)	—	(733,677)	(733,677)
Accrued discounts/premiums	—	12,962	12,962
Purchases	—	32,796,393	32,796,393
Sales	—	(10,214,641)	(10,214,641)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	(17,200,000)	—	(17,200,000)
Balance as of 9/30/21	$ —	$ 39,369,809	$ 39,369,809

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended September 30, 2021 investments having a value of $17,200,000 were transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine their value. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at September 30, 2021:	$412,996

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 85

Statement of Assets and Liabilities | 9/30/21

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $4,969,269,962)	$4,965,141,457
Cash	258,208,016
Due from broker for futures contracts	1,291,249
Net unrealized appreciation on futures contracts	2,538,171
Unrealized appreciation on unfunded loan commitments	7,865
Receivables —
Investment securities sold	10,002,539
Fund shares sold	35,353,091
Interest	7,779,851
Other assets	212,660
Total assets	$5,280,534,899
LIABILITIES:
Payables —
Investment securities purchased	$ 285,744,125
Fund shares repurchased	13,223,033
Distributions	396,089
Variation margin for futures contracts	217,422
Due to affiliates	170,955
Accrued expenses	717,898
Total liabilities	$ 300,469,522
NET ASSETS:
Paid-in capital	$5,237,910,026
Distributable earnings (loss)	(257,844,649)
Net assets	$4,980,065,377
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,866,019,845/192,182,102 shares)	$ 9.71
Class C (based on $174,157,318/17,927,078 shares)	$ 9.71
Class C2 (based on $18,595,738/1,913,507 shares)	$ 9.72
Class K (based on $374,041,082/38,404,152 shares)	$ 9.74
Class Y (based on $2,547,251,394/261,873,800 shares)	$ 9.73

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 9/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$37,457,217
Dividends from unaffiliated issuers	1,274,950
Total investment income		$38,732,167
EXPENSES:
Management fees	$ 7,324,713
Administrative expense	605,126
Transfer agent fees
Class A	233,887
Class C	41,354
Class C2	2,356
Class K	346
Class Y	966,275
Distribution fees
Class A	1,715,049
Class C	486,001
Class C2	47,904
Shareowner communications expense	29,273
Custodian fees	115,185
Registration fees	93,492
Professional fees	156,684
Printing expense	18,470
Pricing fees	107,339
Trustees’ fees	99,175
Miscellaneous	56,500
Total expenses		$12,099,129
Net investment income		$26,633,038
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 2,789,122
Futures contracts	(1,379,801)	$ 1,409,321
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 1,052,368
Futures contracts	(1,648,391)
Unfunded loan commitments	7,114	$ (588,909)
Net realized and unrealized gain (loss) on investments		$ 820,412
Net increase in net assets resulting from operations		$27,453,450

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Six Months
	Ended	Year
	9/30/21	Ended
	(unaudited)	3/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 26,633,038	$ 64,764,194
Net realized gain (loss) on investments	1,409,321	(29,946,769)
Change in net unrealized appreciation (depreciation)
on investments	(588,909)	270,499,316
Net increase in net assets resulting from operations	$ 27,453,450	$ 305,316,741
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.06 and $0.14 per share, respectively)	$ (10,256,085)	$ (23,468,860)
Class C ($0.04 and $0.11 per share, respectively)	(852,905)	(3,101,971)
Class C2 ($0.04 and $0.11 per share, respectively)	(86,907)	(249,644)
Class K ($0.07 and $0.16 per share, respectively)	(2,633,308)	(4,784,655)
Class Y ($0.07 and $0.16 per share, respectively)	(16,245,602)	(41,860,447)
Total distributions to shareowners	$ (30,074,807)	$ (73,465,577)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,675,698,326	$ 2,407,423,803
Reinvestment of distributions	27,604,753	66,896,801
Cost of shares repurchased	(1,182,790,830)	(3,448,386,566)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ 520,512,249	$ (974,065,962)
Net increase (decrease) in net assets	$ 517,890,892	$ (742,214,798)
NET ASSETS:
Beginning of period	$ 4,462,174,485	$ 5,204,389,283
End of period	$ 4,980,065,377	$ 4,462,174,485

The accompanying notes are an integral part of these financial statements.

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	Six Months	Six Months
	Ended	Ended	Year	Year
	9/30/21	9/30/21	Ended	Ended
	Shares	Amount	3/31/21	3/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	80,984,640	$ 787,572,784	92,373,581	$ 886,769,664
Reinvestment of
distributions	1,034,754	10,049,064	2,382,681	22,795,230
Less shares repurchased	(50,612,121)	(491,621,284)	(109,824,891)	(1,052,773,657)
Net increase
(decrease)	31,407,273	$ 306,000,564	(15,068,629)	$ (143,208,763)
Class C
Shares sold	596,091	$ 5,894,663	2,845,019	$ 27,288,975
Reinvestment of
distributions	87,443	849,541	322,731	3,084,820
Less shares repurchased	(4,724,034)	(45,907,244)	(13,602,866)	(130,287,105)
Net decrease	(4,040,500)	$ (39,163,040)	(10,435,116)	$ (99,913,310)
Class C2
Shares sold	86,935	$ 856,108	555,563	$ 5,322,027
Reinvestment of
distributions	856	8,323	2,471	23,635
Less shares repurchased	(173,854)	(1,691,071)	(822,826)	(7,923,067)
Net decrease	(86,063)	$ (826,640)	(264,792)	$ (2,577,405)
Class K
Shares sold	5,590,256	$ 54,703,879	11,441,104	$ 110,280,243
Reinvestment of
distributions	269,464	2,624,579	494,679	4,751,958
Less shares repurchased	(1,643,085)	(16,028,913)	(6,222,864)	(59,630,837)
Net increase	4,216,635	$ 41,299,545	5,712,919	$ 55,401,364
Class Y
Shares sold	84,818,995	$ 826,670,892	143,661,948	$ 1,377,762,894
Reinvestment of
distributions	1,446,629	14,073,246	3,783,028	36,241,158
Less shares repurchased	(64,488,560)	(627,542,318)	(229,854,987)	(2,197,771,900)
Net increase
(decrease)	21,777,064	$ 213,201,820	(82,410,011)	$ (783,767,848)

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class A
Net asset value, beginning of period	$ 9.71	$ 9.26	$ 9.92	$ 9.95	$ 9.99	$ 9.92
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.05	$ 0.12	$ 0.25	$ 0.26	$ 0.18	$ 0.16
Net realized and unrealized gain (loss) on investments	0.01	0.47	(0.64)	(0.03)	(0.03)	0.08
Net increase (decrease) from investment operations	$ 0.06	$ 0.59	$ (0.39)	$ 0.23	$ 0.15	$ 0.24
Distributions to shareowners:
Net investment income	$ (0.06)	$ (0.14)	$ (0.27)	$ (0.26)	$ (0.19)	$ (0.17)
Total distributions	$ (0.06)	$ (0.14)	$ (0.27)	$ (0.26)	$ (0.19)	$ (0.17)
Net increase (decrease) in net asset value	$ —	$ 0.45	$ (0.66)	$ (0.03)	$ (0.04)	$ 0.07
Net asset value, end of period	$ 9.71	$ 9.71	$ 9.26	$ 9.92	$ 9.95	$ 9.99
Total return (b)	0.60%(c)	6.42%	(4.02)%	2.32%	1.51%	2.43%
Ratio of net expenses to average net assets	0.59%(d)	0.60%	0.58%	0.59%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets	1.05%(d)	1.29%	2.52%	2.58%	1.81%	1.59%
Portfolio turnover rate	27%(c)	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$1,866,020	$1,561,042	$1,628,082	$1,506,433	$1,209,820	$759,455

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class C
Net asset value, beginning of period	$ 9.71	$ 9.26	$ 9.91	$ 9.94	$ 9.97	$ 9.91
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.10	$ 0.22	$ 0.22	$ 0.15	$ 0.13
Net realized and unrealized gain (loss) on investments	—	0.46	(0.63)	(0.02)	(0.02)	0.07
Net increase (decrease) from investment operations	$ 0.04	$ 0.56	$ (0.41)	$ 0.20	$ 0.13	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.04)	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)	$ (0.14)
Total distributions	$ (0.04)	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)	$ (0.14)
Net increase (decrease) in net asset value	$ —	$ 0.45	$ (0.65)	$ (0.03)	$ (0.03)	$ 0.06
Net asset value, end of period	$ 9.71	$ 9.71	$ 9.26	$ 9.91	$ 9.94	$ 9.97
Total return (b)	0.44%(c)	6.09%	(4.24)%	1.99%	1.28%	2.00%
Ratio of net expenses to average net assets	0.91%(d)	0.91%	0.89%	0.91%	0.92%	0.93%
Ratio of net investment income (loss) to average net assets	0.74%(d)	1.00%	2.25%	2.22%	1.48%	1.27%
Portfolio turnover rate	27%(c)	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$174,157	$213,396	$300,129	$425,928	$623,642	$568,840

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class C2
Net asset value, beginning of period	$ 9.72	$ 9.27	$ 9.91	$ 9.94	$ 9.97	$ 9.91
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.10	$ 0.21	$ 0.22	$ 0.15	$ 0.13
Net realized and unrealized gain (loss) on investments	—	0.46	(0.61)	(0.02)	(0.02)	0.07
Net increase (decrease) from investment operations	$ 0.04	$ 0.56	$ (0.40)	$ 0.20	$ 0.13	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.04)	$ (0.11)	$ (0.24)	$(0.23)	$(0.16)	$ (0.14)
Total distributions	$ (0.04)	$ (0.11)	$ (0.24)	$(0.23)	$(0.16)	$ (0.14)
Net increase (decrease) in net asset value	$ —	$ 0.45	$ (0.64)	$(0.03)	$(0.03)	$ 0.06
Net asset value, end of period	$ 9.72	$ 9.72	$ 9.27	$ 9.91	$ 9.94	$ 9.97
Total return (b)	0.46%(c)	6.09%	(4.13)%	1.98%	1.29%	2.00%
Ratio of net expenses to average net assets	0.89%(d)	0.90%	0.88%	0.91%	0.92%	0.93%
Ratio of net investment income (loss) to average net assets	0.76%(d)	1.00%	2.17%	2.25%	1.47%	1.27%
Portfolio turnover rate	27%(c)	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$18,596	$19,432	$20,982	$8,604	$8,929	$9,834

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class K
Net asset value, beginning of period	$ 9.74	$ 9.29	$ 9.93	$ 9.96	$ 9.99	$ 9.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.15	$ 0.28	$ 0.28	$ 0.20	$ 0.19
Net realized and unrealized gain (loss) on investments	0.01	0.46	(0.62)	(0.03)	(0.02)	0.06
Net increase (decrease) from investment operations	$ 0.07	$ 0.61	$ (0.34)	$ 0.25	$ 0.18	$ 0.25
Distributions to shareowners:
Net investment income	$ (0.07)	$ (0.16)	$ (0.30)	$ (0.28)	$ (0.21)	$ (0.19)
Total distributions	$ (0.07)	$ (0.16)	$ (0.30)	$ (0.28)	$ (0.21)	$ (0.19)
Net increase (decrease) in net asset value	$ —	$ 0.45	$ (0.64)	$ (0.03)	$ (0.03)	$ 0.06
Net asset value, end of period	$ 9.74	$ 9.74	$ 9.29	$ 9.93	$ 9.96	$ 9.99
Total return (b)	0.72%(c)	6.64%	(3.60)%	2.54%	1.83%	2.55%
Ratio of net expenses to average net assets	0.36%(d)	0.37%	0.36%	0.37%	0.38%	0.42%
Ratio of net investment income (loss) to average net assets	1.28%(d)	1.52%	2.79%	2.82%	2.03%	1.92%
Portfolio turnover rate	27%(c)	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$374,041	$332,949	$264,405	$274,682	$158,443	$91,666

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class Y
Net asset value, beginning of period	$ 9.73	$ 9.27	$ 9.92	$ 9.96	$ 9.99	$ 9.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.14	$ 0.27	$ 0.27	$ 0.19	$ 0.17
Net realized and unrealized gain (loss) on investments	0.01	0.48	(0.63)	(0.04)	(0.01)	0.07
Net increase (decrease) from investment operations	$ 0.07	$ 0.62	$ (0.36)	$ 0.23	$ 0.18	$ 0.24
Distributions to shareowners:
Net investment income	$ (0.07)	$ (0.16)	$ (0.29)	$ (0.27)	$ (0.21)	$ (0.18)
Total distributions	$ (0.07)	$ (0.16)	$ (0.29)	$ (0.27)	$ (0.21)	$ (0.18)
Net increase (decrease) in net asset value	$ —	$ 0.46	$ (0.65)	$ (0.04)	$ (0.03)	$ 0.06
Net asset value, end of period	$ 9.73	$ 9.73	$ 9.27	$ 9.92	$ 9.96	$ 9.99
Total return (b)	0.68%(c)	6.67%	(3.78)%	2.37%	1.76%	2.46%
Ratio of net expenses to average net assets	0.45%(d)	0.45%	0.44%	0.45%	0.46%	0.50%
Ratio of net investment income (loss) to average net assets	1.20%(d)	1.45%	2.69%	2.74%	1.94%	1.70%
Portfolio turnover rate	27%(c)	51%	100%	61%	54%	69%
Net assets, end of period (in thousands)	$2,547,251	$2,335,355	$2,990,790	$3,669,866	$2,509,061	$1,768,502

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements | 9/30/21

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended September 30,

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2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at

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the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring

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developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

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C.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$73,465,577
Total	$73,465,577

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 179,723
Capital loss carryforward	(236,377,618)
Current year dividend payable	(382,886)
Unrealized depreciation	(18,642,511)
Total	$(255,223,292)

The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, insurance-linked securities and the tax treatment of premium and amortization.

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D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2021.

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject

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the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

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With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be

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known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2021 are listed in the Schedule of Investments

H.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments

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also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.	Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Open repurchase agreements at September 30, 2021, are disclosed in the Schedule of Investments.

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J. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the six months ended September 30, 2021, was $(386,333,605). Open futures contracts outstanding at September 30, 2021, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund’s average daily net assets, 0.25% of the next $2.5 billion of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets over $7.5 billion. For the six months ended September 30, 2021, the effective management fee was equivalent to 0.31% (annualized) of the Fund’s average daily net assets.

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In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $132,504 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended September 30, 2021, the Fund paid $99,175 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

4. Transfer Agent

During the period covered by the report, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 5,188
Class C	1,300
Class C2	8
Class K	253
Class Y	22,524
Total	$29,273

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as

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compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $38,451 in distribution fees payable to the Distributor at September 30, 2021.

In addition, redemptions of Class A and Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class C, Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2021, CDSCs in the amount of $2,117 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2021, the Fund had no borrowings under the credit facility.

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7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2021, was as follows:

Statement of Assets and Liabilities
Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized
appreciation on
futures contracts	$ 2,538,171	$ —	$ —	$ —	$ —
Total Value	$ 2,538,171	$ —	$ —	$ —	$ —

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2021, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Futures contracts	$(1,379,801)	$ —	$ —	$ —	$ —
Total Value	$(1,379,801)	$ —	$ —	$ —	$ —
Change in net unrealized
appreciation
(depreciation) on:
Futures contracts	$(1,648,391)	$ —	$ —	$ —	$ —
Total Value	$(1,648,391)	$ —	$ —	$ —	$ —

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of September 30, 2021, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
Arc Falcon I Inc.	$159,236	$158,440	$159,468	$1,028
DG Investment Intermediate
Holdings 2, Inc.	2,782	2,775	2,787	12
Refficiency Holdings LLC	284,045	281,204	284,488	3,284
RVR Dealership Holdings, LLC	166,667	165,444	166,667	1,223
Service Logic Acquisition, Inc.	207,090	205,289	207,607	2,318
Total Value	$819,820	$813,152	$821,017	$7,865

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Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements

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and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

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year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

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Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s Class Y shares was in the fourth quintile relative to its Strategic Insight peer group.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management

114 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21 115

also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

116 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/21

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 25249-10-1121

Pioneer Fundamental Growth Fund

Semiannual Report | September 30, 2021

A: PIGFX	C: FUNCX	K: PFGKX	R: PFGRX	Y: FUNYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
November 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 3

Portfolio Management Discussion | 9/30/21

US equity markets continued to move higher during the six-month period ended September 30, 2021, as an economic recovery and widespread distributions of COVID-19 vaccinations spurred greater investor confidence in higher-risk assets, including stocks. In the following interview, Andrew Acheson, Yves Raymond, and David Chamberlain discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the six-month period. Mr. Acheson, Managing Director, Director of Growth, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Raymond*, vice president and a portfolio manager at Amundi US, Mr. Chamberlain*, vice president and a portfolio manager at Amundi US, and Matthew Gormley*, associate portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended September 30, 2021?
A	Pioneer Fundamental Growth Fund’s Class A shares returned 9.57% at net asset value during the six-month period ended September 30, 2021, while the Fund’s benchmark, the Russell 1000 Growth Index, returned 13.23%. During the same period, the average return of the 1,267 mutual funds in Morningstar’s Large Growth Funds category was 10.30%.

Q	How would you describe the investment environment in the domestic equity markets during the six-month period ended September 30, 2021?
A	The six-month period featured two distinct market environments. The first half of the period (April through June) saw strong gains for US equities, as the ongoing rollout and distribution of COVID-19 vaccines, continued monetary and fiscal stimulus from the Federal Reserve (Fed) and US government, strong consumer confidence and spending, and increases in employment indicators spurred a sustained macroeconomic recovery from the initial depths of the pandemic. Strong corporate earnings reports and favorable outlooks from certain bellwether companies also buoyed investor sentiment towards riskier assets.

Later in the period, however, those earlier gains moderated. The spread of the COVID-19 “Delta” variant led to a spike in new virus cases, raising concerns about further possible business interruptions driven by renewed

*	Effective April 2021, David Chamberlain and Yves Raymond became portfolio managers on the Fund. Effective August 2021, Matthew Gormley became an Associate Portfolio Manager on the Fund.

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

virus-containment measures. In addition, worries about inflation, the future path of interest rates, gridlock in Washington, DC (and concurrent concerns about a potential government shutdown), and the condition of regulatory agencies as well as the credit markets in China combined to contribute to a more cautious tone among market participants. The heightened uncertainty came to a head in September, when the Russell 1000 Growth Index (the Russell Index), the Fund’s benchmark, fell by 5.6%.

Growth stocks outperformed value stocks significantly during the six-month period, reversing the pro-value trend the market had experienced earlier in the 2021 calendar year, as the various concerns we mentioned earlier discouraged investment in stocks of “cyclical” companies, or companies more exposed to the ebbs and flows of the economic cycle, most of which are part of the value segment.

Q	What factors detracted from and contributed to the Fund’s benchmark-relative performance during the six-month period ended September 30, 2021?
A	During the six-month period, we maintained our traditional discipline of focusing the Fund’s investments on shares of what we believe to be higher-quality corporations with stable businesses and the potential to generate steady earnings. Given our focus on attempting to mitigate portfolio risk, the Fund’s performance has typically lagged that of the Russell Index when markets, in our opinion, have shown signs of increased speculation, as was the case throughout a portion of the most recent six-month period. However, the Fund did outperform the Russell Index during the market pullback in September.

The primary driver of the Fund’s relative underperformance over the full six-month period was the portfolio’s exposure to growth stocks that we felt were trading at reasonable valuations, as such stocks lagged the performance of high-growth, high-valuation stocks. During the six-month period, the returns of stocks that are components of the Russell Index were, in general, highly correlated with the price-to-earnings (P/E) ratios of those companies. The Fund was underweight in “high P/E” stocks, and so the lower exposure to those companies detracted from benchmark-relative performance.

From a sector perspective, the Fund’s underweight positioning in information technology and communication services versus the benchmark detracted from relative returns in the second quarter of 2021. Later in the period, an overweight allocation to industrials weighed on

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 5

benchmark-relative performance amid concerns about slowing economic growth driven by the spread of the COVID-19 “Delta” variant as well as some of the other issues we discussed earlier.

Conversely, key positive contributors to the Fund’s relative performance for the period included overweight positions in financials and health care, particularly in the summer of 2021 (July through September). As the period progressed, outperformance in the energy sector also benefited the Fund’s returns relative to the Russell Index, as the portfolio was overweight to the sector.

Q	Which individual investments detracted from the Fund’s benchmark-relative performance during the six-month period ended September 30, 2021?
A	Portfolio holdings that notably detracted from the Fund’s benchmark-relative returns for the six-month period included toolmaker Stanley Black & Decker. The company’s stock price declined in anticipation of a slowdown in tool sales as housing renovation and maintenance activity moderated from their very high levels during the “stay-at-home” environment at the height of the COVID-19 pandemic. However, we still view Stanley Black & Decker’s stock as attractively priced, and think the company could benefit from longer-term secular growth trends in the housing market as more millennials purchase homes. We have retained the Fund’s position.

A position in off-price retailer Ross Stores was also a significant detractor from the Fund’s relative returns for the six-month period. Cost pressures, including wage increases, safety-related expenses, and rising freight and shipping costs have led Ross to rein in expectations for near-term growth, which had a negative effect on the share price. We remain optimistic that Ross could be able to pass on at least some of the increased costs to customers, and so we have retained the Fund’s position.

Other detractors from the Fund’s benchmark-relative performance during the six-month period were some positions in travel-related stocks, including online specialist Booking Holdings. The company has significant exposure to global travel, and the persistence of pandemic-related restrictions on international travelers has raised concerns about near-term growth prospects. With that said, Booking Holdings has a commanding presence in the European hotel industry, and we believe it has the potential to perform well over the longer term, especially if the global economy fully recovers over time.

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Q	Which individual investments contributed positively to the Fund’s benchmark-relative performance during the six-month period ended September 30, 2021?
A	The largest individual contributor to the Fund’s benchmark-relative returns for the six-month period was a position in Alphabet, the parent of Google. The company’s dominance of the search business, its highly popular Android smartphone operating system, and its YouTube video-sharing website have generated consistently high returns on capital, while providing steady, secular growth. A recovery in advertising spending and increased demand for the company’s cloud-computing services have contributed to positive financial performance of late, and we still view Alphabet as having an attractive valuation in comparison to the highest-valuation stocks represented in the Russell Index.

The Fund’s shares of measurement-and-testing products manufacturer Danaher also strongly contributed to positive relative performance during the period. In addition to experiencing strong sales of its COVID-19 tests, Danaher has benefited from broader growth in corporate spending on research and development. The company announced strong financial results during the six-month period, and we believe its future performance could surpass market expectations given that Danaher’s core business has continued to grow. Moreover, the sluggish pace of global COVID-19 vaccine distributions could suggest that the company’s COVID-19 testing revenues could remain elevated for an extended period.

Finally, a position in cloud-software company Salesforce.com was a notable positive contributor to the Fund’s relative performance. As one of the leading global customer relationship management platform providers, we believe Salesforce, a pure-play software-as-a-service company, could be in a good position to benefit from secular trends toward digital transformation as well as from greater demand for cloud offerings. We believe Salesforce’s size, well-known brand, and growth in both revenue and earnings make it a good fit with our investment criteria for the Fund.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended September 30, 2021?
A	No, the Fund did not hold any derivatives during the period.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 7

Q	What were some notable additions to the Fund’s portfolio during the six-month period ended September 30, 2021?
A	We initiated a portfolio position in hotel and hospitality company Hilton Worldwide during the period. Hilton’s business incorporates several well-known brands as well as a strong loyalty program, and its franchise-focused business model has helped the company generate solid returns on capital, while aiding in the expansion of its portfolio of properties. We believe Hilton is attractively valued, given its deep pipeline of new properties for future development as well as the potential for a recovery in the leisure and business travel industries if the effects of the pandemic eventually subside.

We also added shares of analytics and risk-assessment specialist Verisk Analytics to the Fund’s portfolio during the period. The stock’s valuation became more attractive, in our view, as pandemic-related weakness had weighed on the company’s energy and financial services segments. However, Verisk’s core insurance analytics business has enjoyed a monopoly position for several decades, and we believe the company’s persistent organic revenue growth could help the stock price rebound from recent declines.

Q	What were some of the noteworthy positions sold from the Fund’s portfolio during the six-month period ended September 30, 2021?
A	During the period, we exited the Fund’s position in home improvement retailer Home Depot. The company benefited during the pandemic from consumers spending more time at home, and the concurrent increase in demand for home improvement and renovation projects. We believe what was essentially a pulling-forward of demand during the pandemic could lead to slower growth for Home Depot in the future, given difficult comparisons to a strong 2020, and as the COVID-19 vaccine distributions and the economic reopening continue to gain momentum. We no longer felt comfortable with Home Depot’s valuation and decided to exit the position, in keeping with our strict valuation discipline.

We also sold the Fund’s shares of Medtronic after concluding that the medical-device company could struggle to gain traction with its future products, thus potentially hindering its growth outlook. Additionally, we believe that competition in many of Medtronic’s core businesses may remain fierce. We believed there were better investment opportunities elsewhere, and so we viewed exiting the Fund’s position as appropriate.

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Q	What is your outlook heading into the second half of the fiscal year for the Fund, and how is this outlook reflected in the Fund’s positioning?
A	As we look ahead to the remainder of 2021 and into 2022, we see several cross-currents affecting financial markets. We believe pent-up consumer demand, a recovery in the industrial economy, and fiscal stimulus from the government could lead to robust economic growth over the final months of 2021. Corporate earnings growth could be highest, in our view, for those companies with greater exposure to the economic cycle, and for those that had experienced the most significant negative effects of the COVID-19 environment.

The current political environment in Washington, DC appears particularly difficult to read, in our opinion. A number of issues seem likely to collide this fall, particularly those that could determine at least the short-term direction of the US government's spending and taxation policies, as well as the Fed’s clear intention to start tapering its bond purchases before the end of 2021. Until those issues get resolved, we believe heightened volatility in the equity market remains a possibility.

Moreover, structural economic challenges are also present. Tight labor markets and high energy prices have been contributing to inflationary pressures. Although bottlenecks in supply chains could be resolved over time, there remains considerable uncertainty about whether price increases will be merely transitory in nature, or a longer-term issue.

In the current environment, we expect bond yields to continue to rise and equities to move higher, driven by more cyclical stocks and a general broadening of investors’ interest across the various equity-market segments. We believe stocks of ultra-high growth companies could be vulnerable to a potentially significant correction under that scenario, as low interest rates have lent support to the heightened valuations of those stocks.

Regardless of the macroeconomic backdrop, we remain committed to investing the Fund’s portfolio in companies that we view as having strong balance sheets and sustainable business models, and that have been profitable. We seek to hold shares of companies in the portfolio that we think are capable of surviving a prolonged and deep recession, and then emerging with the financial firepower to invest and thrive during a subsequent recovery.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 9

With regard to sector positioning, the Fund remains overweight in industrials, most notably in companies that have been benefiting from secular growth in industrial automation as well as from the broader cyclical recovery. The Fund is also overweight versus the Russell Index in what we believe are high-quality financials and health care stocks.

The information technology sector remains the Fund’s biggest underweight relative to the benchmark. We continue to have concerns about high valuations and the extreme concentration of the sector within the Russell Index, and so we have maintained a relative underweight to technology stocks as part of our efforts to manage portfolio risk.

Please refer to the Schedule of Investments on pages 20–23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund’s performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Portfolio Summary | 9/30/21

10 Largest Holdings
(As a percentage of total investments)*
1.	Microsoft Corp.	7.70%
2.	Alphabet, Inc., Class C	7.64
3.	Amazon.com, Inc.	7.21
4.	Mastercard, Inc.	4.85
5.	Apple, Inc.	3.58
6.	QUALCOMM, Inc.	3.55
7.	Charles Schwab Corp.	3.49
8.	Booking Holdings, Inc.	3.20
9.	Thermo Fisher Scientific, Inc.	3.20
10.	PayPal Holdings, Inc.	3.20

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 11

Prices and Distributions | 9/30/21

Net Asset Value per Share

Class	9/30/21	3/31/21
A	$34.93	$31.88
C	$30.58	$28.01
K	$35.06	$31.94
R	$33.93	$31.03
Y	$35.38	$32.25

Distributions per Share: 4/1/21–9/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$ —	$ —
C	$ —	$ —	$ —
K	$ —	$ —	$ —
R	$ —	$ —	$ —
Y	$ —	$ —	$ —

Index Definitions

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Performance Update | 9/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2021)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 years	17.18%	16.49%	19.68%
5 years	18.41	17.01	22.84
1 year	24.04	16.91	27.32

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
1.04%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 13

Performance Update | 9/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2021)
			Russell
			1000
	If	If	Growth
Period	Held	Redeemed	Index
10 years	16.36%	16.36%	19.68%
5 years	17.62	17.62	22.84
1 year	23.17	23.17	27.32

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
1.72%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Performance Update | 9/30/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2021)

	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	17.61%	19.68%
5 years	18.90	22.84
1 year	24.51	27.32

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 15

Performance Update | 9/30/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2021)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	16.84%	19.68%
5 years	18.03	22.84
1 year	23.57	27.32

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
1.39%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Performance Update | 9/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2021)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	17.54%	19.68%
5 years	18.77	22.84
1 year	24.38	27.32

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.76%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2021 through September 30, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/21
Ending Account Value	$1,095.70	$1,091.80	$1,097.70	$1,093.50	$1,097.10
(after expenses)
on 9/30/21
Expenses Paid	$5.31	$9.02	$3.47	$7.29	$4.05
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.72%, 0.66%, 1.39% and 0.77% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2021 through September 30, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/21
Ending Account	$1,020.00	$1,016.44	$1,021.76	$1,018.10	$1,021.21
Value (after expenses)
on 9/30/21
Expenses Paid	$5.11	$8.69	$3.35	$7.03	$3.90
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.72%, 0.66%, 1.39% and 0.77% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 19

Schedule of Investments | 9/30/21 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 99.8%
COMMON STOCKS — 99.8% of Net Assets
Beverage — 1.5%
666,428	PepsiCo., Inc.	$ 100,237,436
	Total Beverage	$ 100,237,436
Capital Good — 1.2%
281,373	Rockwell Automation, Inc.	$ 82,734,917
	Total Capital Good	$ 82,734,917
Capital Markets — 5.8%
3,297,973	Charles Schwab Corp.	$ 240,224,353
1,369,168	Intercontinental Exchange, Inc.	157,207,870
	Total Capital Markets	$ 397,432,223
Commercial Service & Supply — 1.9%
941,729(a)	Copart, Inc.	$ 130,636,647
	Total Commercial Service & Supply	$ 130,636,647
Communication Equipment — 1.4%
411,198	Motorola Solutions, Inc.	$ 95,529,519
	Total Communications Equipment	$ 95,529,519
Electronic Equipment, Instruments &
Components — 4.7%
2,027,181	Amphenol Corp.	$ 148,450,464
962,741	CDW Corp.	175,238,117
Total Electronic Equipment, Instruments &
	Components	$ 323,688,581
Energy Equipment & Service — 2.1%
4,879,583	Schlumberger, Ltd.	$ 144,630,840
	Total Energy Equipment & Service	$ 144,630,840
Entertainment — 1.8%
893,929	Electronic Arts, Inc.	$ 127,161,400
	Total Entertainment	$ 127,161,400
Health Care Equipment & Supplies — 7.3%
226,119	Cooper Cos., Inc.	$ 93,457,244
512,954	Danaher Corp.	156,163,716
1,082,541(a)	Edwards Lifesciences Corp.	122,554,466
911,491	Zimmer Biomet Holdings, Inc.	133,405,823
	Total Health Care Equipment & Supplies	$ 505,581,249
Health Care Provider & Service — 0.8%
148,138	Humana, Inc.	$ 57,647,903
	Total Health Care Provider & Service	$ 57,647,903

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Shares		Value
Hotel, Restaurant & Leisure — 1.3%
657,486(a)	Hilton Worldwide Holdings, Inc.	$ 86,860,476
	Total Hotel, Restaurant & Leisure	$ 86,860,476
Industrial — 1.1%
385,161	Verisk Analytics, Inc.	$ 77,136,194
	Total Industrial	$ 77,136,194
Insurance — 1.7%
297,945	Marsh & McLennan Cos., Inc.	$ 45,117,811
758,382	Progressive Corp.	68,550,149
	Total Insurance	$ 113,667,960
Interactive Media & Service — 7.6%
197,116(a)	Alphabet, Inc., Class C	$ 525,375,246
	Total Interactive Media & Service	$ 525,375,246
Internet & Direct Marketing Retail — 10.4%
150,924(a)	Amazon.com, Inc.	$ 495,791,377
92,821(a)	Booking Holdings, Inc.	220,344,987
	Total Internet & Direct Marketing Retail	$ 716,136,364
IT Services — 11.5%
504,844	Accenture Plc	$ 161,509,692
607,963	Fidelity National Information Services, Inc.	73,976,938
959,339	Mastercard, Inc.	333,542,984
844,502(a)	PayPal Holdings, Inc.	219,747,865
	Total IT Services	$ 788,777,479
Life Science Tool & Service — 3.2%
385,091	Thermo Fisher Scientific, Inc.	$ 220,014,041
	Total Life Science Tool & Service	$ 220,014,041
Machinery — 4.7%
507,401	Illinois Tool Works, Inc.	$ 104,844,269
1,250,918	Stanley Black & Decker, Inc.	219,298,434
	Total Machinery	$ 324,142,703
Pharmaceuticals — 3.1%
628,881	Eli Lilly & Co.	$ 145,302,955
440,776	Johnson & Johnson	71,185,324
	Total Pharmaceuticals	$ 216,488,279
Semiconductors & Semiconductor Equipment — 3.5%
1,890,749	QUALCOMM, Inc.	$ 243,868,806
	Total Semiconductors & Semiconductor Equipment	$ 243,868,806
Software — 10.2%
305,908(a)	Adobe, Inc.	$ 176,117,354
1,878,452	Microsoft Corp.	529,573,188
	Total Software	$ 705,690,542

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 21

Schedule of Investments | 9/30/21 (unaudited)

Shares		Value
Software & Service — 3.0%
754,970(a)	salesforce.com, Inc.	$ 204,762,963
	Total Software & Service	$ 204,762,963
Specialty Retail — 6.4%
238,985(a)	O’Reilly Automotive, Inc.	$ 146,034,174
1,426,448	Ross Stores, Inc.	155,268,865
2,128,380	TJX Cos., Inc.	140,430,512
	Total Specialty Retail	$ 441,733,551
Technology Hardware, Storage & Peripheral — 3.6%
1,740,087	Apple, Inc.	$ 246,222,311
	Total Technology Hardware, Storage & Peripheral	$ 246,222,311
TOTAL COMMON STOCKS
	(Cost $3,550,306,719)	$ 6,876,157,630
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8%
	(Cost $3,550,306,719)	$ 6,876,157,630
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 14,148,216
	NET ASSETS — 100.0%	$ 6,890,305,846

(a) Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2021, aggregated $484,811,396 and $1,015,263,180, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2021, the Fund did not engage in any cross trade activity.

At September 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,569,224,420 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 3,349,918,148
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(42,984,938)
Net unrealized appreciation	$ 3,306,933,210

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

The following is a summary of the inputs used as of September 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$6,876,157,630	$—	$—	$6,876,157,630
Total Investments
in Securities	$6,876,157,630	$—	$—	$6,876,157,630

During the six months ended September 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 23

Statement of Assets and Liabilities | 9/30/21

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $3,550,306,719)	$6,876,157,630
Receivables —
Investment securities sold	61,758,929
Fund shares sold	7,156,609
Dividends	2,413,771
Other assets	204,366
Total assets	$6,947,691,305
LIABILITIES:
Overdraft due to custodian	$ 2,013,342
Payables —
Investment securities purchased	46,219,587
Fund shares repurchased	6,957,542
Trustees' fees	508
Due to affiliates	422,414
Accrued expenses	1,772,066
Total liabilities	$ 57,385,459
NET ASSETS:
Paid-in capital	$2,461,945,685
Distributable earnings	4,428,360,161
Net assets	$6,890,305,846
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,214,613,108/34,768,101 shares)	$ 34.93
Class C (based on $418,888,653/13,695,998 shares)	$ 30.58
Class K (based on $839,945,376/23,958,960 shares)	$ 35.06
Class R (based on $114,103,001/3,362,882 shares)	$ 33.93
Class Y (based on $4,302,755,708/121,620,141 shares)	$ 35.38
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $34.93 net asset value per share/100%-5.75%
maximum sales charge)	$ 37.06

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 9/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 25,773,304
Interest from unaffiliated issuers	321
Total investment income		$ 25,773,625
EXPENSES:
Management fees	$ 21,828,091
Administrative expense	926,413
Transfer agent fees
Class A	643,049
Class C	133,213
Class K	11,359
Class R	135,750
Class Y	2,581,672
Distribution fees
Class A	1,549,504
Class C	2,233,419
Class R	291,480
Shareowner communications expense	93,367
Custodian fees	45,974
Registration fees	50,616
Professional fees	200,916
Printing expense	10,959
Trustees’ fees	170,075
Insurance expense	5,386
Miscellaneous	180,291
Total expenses		$ 31,091,534
Net investment loss		$ (5,317,909)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 537,340,326
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 123,919,928
Net realized and unrealized gain (loss) on investments		$ 661,260,254
Net increase in net assets resulting from operations		$ 655,942,345

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 25

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	9/30/21	Ended
	(unaudited)	3/31/21
FROM OPERATIONS:
Net investment income (loss)	$ (5,317,909)	$ 4,649,181
Net realized gain (loss) on investments	537,340,326	970,134,700
Change in net unrealized appreciation (depreciation)
on investments	123,919,928	1,762,393,871
Net increase in net assets resulting from operations	$ 655,942,345	$ 2,737,177,752
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($— and $2.83 per share, respectively)	$ —	$ (94,466,550)
Class C ($— and $2.83 per share, respectively)	—	(45,098,174)
Class K ($— and $2.91 per share, respectively)	—	(77,636,740)
Class R ($— and $2.83 per share, respectively)	—	(9,663,029)
Class Y ($— and $2.88 per share, respectively)	—	(369,919,067)
Total distributions to shareowners	$ —	$ (596,783,560)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 446,688,297	$ 1,234,749,738
Reinvestment of distributions	—	535,831,760
Cost of shares repurchased	(1,012,257,395)	(2,246,465,570)
Net decrease in net assets resulting from
Fund share transactions	$ (565,569,098)	$ (475,884,072)
Net increase in net assets	$ 90,373,247	$ 1,664,510,120
NET ASSETS:
Beginning of period	$ 6,799,932,599	$ 5,135,422,479
End of period	$ 6,890,305,846	$ 6,799,932,599

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

	Six Months	Six Months
	Ended	Ended	Year	Year
	9/30/21	9/30/21	Ended	Ended
	Shares	Amount	3/31/21	3/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,250,481	$ 78,586,184	7,407,994	$ 219,461,981
Reinvestment of
distributions	—	—	2,715,972	81,261,884
Less shares repurchased	(3,360,826)	(117,213,882)	(10,143,541)	(299,316,735)
Net increase
(decrease)	(1,110,345)	$ (38,627,698)	(19,575)	$ 1,407,130
Class C
Shares sold	459,704	$ 13,955,235	1,558,051	$ 40,271,983
Reinvestment of
distributions	—	—	1,556,931	41,025,186
Less shares repurchased	(2,214,269)	(67,609,899)	(6,222,350)	(164,763,329)
Net decrease	(1,754,565)	$ (53,654,664)	(3,107,368)	$ (83,466,160)
Class K
Shares sold	1,919,236	$ 66,901,242	6,834,011	$ 201,878,300
Reinvestment of
distributions	—	—	2,441,135	73,323,605
Less shares repurchased	(4,448,305)	(154,621,922)	(11,292,370)	(339,878,863)
Net decrease	(2,529,069)	$ (87,720,680)	(2,017,224)	$ (64,676,958)
Class R
Shares sold	258,451	$ 8,830,648	536,207	$ 15,380,122
Reinvestment of
distributions	—	—	324,682	9,464,372
Less shares repurchased	(394,823)	(13,384,825)	(1,274,093)	(36,244,726)
Net decrease	(136,372)	$ (4,554,177)	(413,204)	$ (11,400,232)
Class Y
Shares sold	7,906,090	$ 278,414,988	25,747,914	$ 757,757,352
Reinvestment of
distributions	—	—	10,916,939	330,756,713
Less shares repurchased	(18,642,973)	(659,426,867)	(47,125,474)	(1,406,261,917)
Net decrease	(10,736,883)	$ (381,011,879)	(10,460,621)	$ (317,747,852)

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 27

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class A
Net asset value, beginning of period	$ 31.88	$ 22.43	$ 24.21	$ 22.66	$ 20.78	$ 19.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.05)	$ (0.03)(b)	$ 0.04	$ 0.06	$ 0.06	$ 0.08
Net realized and unrealized gain (loss) on investments	3.10	12.31	(0.36)	2.77	2.87	2.13
Net increase (decrease) from investment operations	$ 3.05	$ 12.28	$ (0.32)	$ 2.83	$ 2.93	$ 2.21
Distributions to shareowners:
Net investment income	$ —	$ —	$ (0.01)	$ (0.05)	$ (0.04)	$ (0.06)
Net realized gain	—	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ —	$ (2.83)	$ (1.46)	$ (1.28)	$ (1.05)	$ (0.43)
Net increase (decrease) in net asset value	$ 3.05	$ 9.45	$ (1.78)	$ 1.55	$ 1.88	$ 1.78
Net asset value, end of period	$ 34.93	$ 31.88	$ 22.43	$ 24.21	$ 22.66	$ 20.78
Total return (c)	9.57%(d)	55.55%	(2.17)%	12.90%	14.16%	11.78%
Ratio of net expenses to average net assets	1.01%(e)	1.04%	1.07%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.29)%(e)	(0.10)%	0.16%	0.25%	0.25%	0.39%
Portfolio turnover rate	7%(d)	24%	23%(f)	26%	38%	23%
Net assets, end of period (in thousands)	$1,214,613	$1,143,970	$805,102	$1,042,168	$1,195,674	$1,205,124
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.01%(e)	1.04%	1.07%	1.09%	1.10%	1.09%
Net investment income (loss) to average net assets	(0.29)%(e)	(0.10)%	0.16%	0.25%	0.24%	0.39%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class C
Net asset value, beginning of period	$ 28.01	$ 20.07	$ 21.93	$ 20.73	$ 19.17	$ 17.63
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.15)	$ (0.21)(b)	$ (0.12)(b)	$ (0.08)(b)	$ (0.08)(b)	$ (0.05)(b)
Net realized and unrealized gain (loss) on investments	2.72	10.98	(0.29)	2.51	2.65	1.96
Net increase (decrease) from investment operations	$ 2.57	$ 10.77	$ (0.41)	$ 2.43	$ 2.57	$ 1.91
Distributions to shareowners:
Net realized gain	—	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ —	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)	$ (0.37)
Net increase (decrease) in net asset value	$ 2.57	$ 7.94	$ (1.86)	$ 1.20	$ 1.56	$ 1.54
Net asset value, end of period	$ 30.58	$ 28.01	$ 20.07	$ 21.93	$ 20.73	$ 19.17
Total return (c)	9.18%(d)	54.53%	(2.81)%	12.12%	13.46%	10.98%
Ratio of net expenses to average net assets	1.72%(e)	1.72%	1.74%	1.73%	1.74%	1.77%
Ratio of net investment income (loss) to average net assets	(1.00)%(e)	(0.79)%	(0.51)%	(0.39)%	(0.40)%	(0.30)%
Portfolio turnover rate	7%(d)	24%	23%(f)	26%	38%	23%
Net assets, end of period (in thousands)	$418,889	$432,822	$372,488	$444,786	$473,154	$465,545

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 29

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class K
Net asset value, beginning of period	$ 31.94	$ 22.43	$ 24.21	$ 22.68	$ 20.79	$ 19.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.01(b)	$ 0.08	$ 0.15	$ 0.16	$ 0.16	$ 0.16
Net realized and unrealized gain (loss) on investments	3.11	12.34	(0.36)	2.76	2.88	2.13
Net increase (decrease) from investment operations	$ 3.12	$ 12.42	$ (0.21)	$ 2.92	$ 3.04	$ 2.29
Distributions to shareowners:
Net investment income	$ —	$ (0.08)	$ (0.12)	$ (0.16)	$ (0.14)	$ (0.13)
Net realized gain	—	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ —	$ (2.91)	$ (1.57)	$ (1.39)	$ (1.15)	$ (0.50)
Net increase (decrease) in net asset value	$ 3.12	$ 9.51	$ (1.78)	$ 1.53	$ 1.89	$ 1.79
Net asset value, end of period	$ 35.06	$ 31.94	$ 22.43	$ 24.21	$ 22.68	$ 20.79
Total return (c)	9.77%(d)	56.21%	(1.78)%	13.39%	14.68%	12.24%
Ratio of net expenses to average net assets	0.66%(e)	0.65%	0.66%	0.66%	0.66%	0.67%
Ratio of net investment income (loss) to average net assets	0.06%(e)	0.28%	0.58%	0.68%	0.69%	0.81%
Portfolio turnover rate	7%(d)	24%	23%(f)	26%	38%	23%
Net assets, end of period (in thousands)	$839,945	$846,019	$639,430	$680,094	$614,710	$376,708

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class R
Net asset value, beginning of period	$ 31.03	$ 21.95	$ 23.79	$ 22.31	$ 20.49	$ 18.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.11)	$ (0.13)(b)	$ (0.04)(b)	$ (0.01)(b)	$ (0.01)(b)	$ 0.01
Net realized and unrealized gain (loss) on investments	3.01	12.04	(0.35)	2.72	2.84	2.10
Net increase (decrease) from investment operations	$ 2.90	$ 11.91	$ (0.39)	$ 2.71	$ 2.83	$ 2.11
Distributions to shareowners:
Net investment income	$ —	$ —	$ —	$ —	$ —	$ (0.01)
Net realized gain	—	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ —	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)	$ (0.38)
Net increase (decrease) in net asset value	$ 2.90	$ 9.08	$ (1.84)	$ 1.48	$ 1.82	$ 1.73
Net asset value, end of period	$ 33.93	$ 31.03	$ 21.95	$ 23.79	$ 22.31	$ 20.49
Total return (c)	9.35%(d)	55.07%	(2.50)%	12.52%	13.87%	11.41%
Ratio of net expenses to average net assets	1.39%(e)	1.39%	1.40%	1.39%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.67)%(e)	(0.46)%	(0.17)%	(0.04)%	(0.05)%	0.08%
Portfolio turnover rate	7%(d)	24%	23%(f)	26%	38%	23%
Net assets, end of period (in thousands)	$114,103	$108,568	$85,892	$114,781	$124,614	$117,931
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.39%(e)	1.39%	1.42%	1.39%	1.42%	1.41%
Net investment income (loss) to average net assets	(0.67)%(e)	(0.46)%	(0.19)%	(0.04)%	(0.07)%	0.07%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 31

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17*
Class Y
Net asset value, beginning of period	$ 32.25	$ 22.63	$ 24.42	$ 22.86	$ 20.95	$ 19.15
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.01)	$ 0.05	$ 0.12	$ 0.14	$ 0.13	$ 0.14
Net realized and unrealized gain (loss) on investments	3.14	12.45	(0.36)	2.79	2.90	2.14
Net increase (decrease) from investment operations	$ 3.13	$ 12.50	$ (0.24)	$ 2.93	$ 3.03	$ 2.28
Distributions to shareowners:
Net investment income	$ —	$ (0.05)	$ (0.10)	$ (0.14)	$ (0.11)	$ (0.11)
Net realized gain	—	(2.83)	(1.45)	(1.23)	(1.01)	(0.37)
Total distributions	$ —	$ (2.88)	$ (1.55)	$ (1.37)	$ (1.12)	$ (0.48)
Net increase (decrease) in net asset value	$ 3.13	$ 9.62	$ (1.79)	$ 1.56	$ 1.91	$ 1.80
Net asset value, end of period	$ 35.38	$ 32.25	$ 22.63	$ 24.42	$ 22.86	$ 20.95
Total return (b)	9.71%(c)	56.06%	(1.89)%	13.28%	14.54%	12.11%
Ratio of net expenses to average net assets	0.77%(d)	0.76%	0.76%	0.77%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets	(0.05)%(d)	0.18%	0.47%	0.58%	0.58%	0.71%
Portfolio turnover rate	7%(c)	24%	23%(e)	26%	38%	23%
Net assets, end of period (in thousands)	$4,302,756	$4,268,553	$3,232,510	$3,563,173	$3,769,893	$3,198,861

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Notes to Financial Statements | 9/30/21

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended September 30, 2021. The impact to the Fund’s adoption was limited to changes in the

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 33

Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At September 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 35

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$ 9,677,539
Long-term capital gain	587,106,021
Total	$596,783,560

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 25,699,620
Undistributed long-term capital gain	563,704,914
Unrealized appreciation	3,183,013,282
Total	$3,772,417,816

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that was unrealized at the time you made your investment or attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.

D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $50,475 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2021.

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 37

for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $6.5 billion of the Fund’s

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 39

average daily net assets and 0.55% of the Fund’s average daily net assets over $7.5 billion. For the six months ended September 30, 2021, the effective management fee was equivalent to 0.61% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R and Class Y respectively. These expense limitations were in effect through August 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. There are no fees waived and expenses reimbursed during the six months ended September 30, 2021. Class C and Class K did not have an expense limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $356,769 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended September 30, 2021, the Fund paid $170,075 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At September 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $508.

4. Transfer Agent

During the period covered by the report, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$36,903
Class C	11,438
Class K	8,701
Class R	1,913
Class Y	34,412
Total	$93,367

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $65,645 in distribution fees payable to the Distributor at September 30, 2021.

The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 41

12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2021, CDSCs in the amount of $4,186 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2021, the Fund had no borrowings under the credit facility.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Fundamental Growth Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 43

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group

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of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 45

and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

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Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 47

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s

48 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/21 49

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19434-15-1121

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date December 3, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date December 3, 2021

* Print the name and title of each signing officer under his or her signature.